As Filed with the Securities and Exchange Commission on April 27, 2018

Registration File No. 333-19521

811-08013

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☐

PRE-EFFECTIVE AMENDMENT NO. ☐

POST-EFFECTIVE AMENDMENT NO. 29 ☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☐

AMENDMENT NO. 22 ☒

(Check appropriate box or boxes.)

STATE FARM LIFE INSURANCE COMPANY

VARIABLE LIFE SEPARATE ACCOUNT

(Exact name of registrant)

STATE FARM LIFE INSURANCE COMPANY

(Name of depositor)

One State Farm Plaza

Bloomington, Illinois 61710-0001

(Address of depositor’s Principal Executive Offices)

Depositor’s Telephone Number, including Area Code: (888) 702-7307

Stephen McManus

State Farm Life Insurance Company

One State Farm Plaza

Bloomington, Illinois 61710-0001

(Name and address of agent for service)

It is proposed that this filing will become effective

☐	Immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on May 1, 2018 pursuant to paragraph (b) of Rule 485

☐	60 days after filing to paragraph (a)(1) of Rule 485

☐	on (date) pursuant to paragraph (a)(1) of Rule 485

prospectus

PROSPECTUS DATED MAY 1, 2018

INDIVIDUAL FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY

ISSUED BY

STATE FARM LIFE INSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT

OF STATE FARM LIFE INSURANCE COMPANY

P.O. Box 2307

Bloomington, Illinois 61702-2307

Telephone (888) 702-2307

In 2008, State Farm Life Insurance Company (“State Farm,” “we,” “us,” or “our”) discontinued offering the flexible premium variable universal life insurance policy (the “Policy”) described in this prospectus. We continue to service existing Policies, as well as accept additional premiums into existing Policies. Please contact our Variable Products processing area for further information.

State Farm designed the Policy to provide: (1) lifetime insurance protection on the insured person named in the Policy, and (2) flexibility regarding premiums and death benefits. Subject to certain restrictions, the purchaser of a Policy (the “Owner,” “you,” or “your”) may:

•	change the frequency and amounts of premium payments;

•	change the level of death benefits; and

•	allocate premiums (after State Farm deducts a premium charge) and Policy values to:

•	State Farm’s general account (the “Fixed Account”), an account that provides a specified minimum rate of interest; and

•

subaccounts (“Subaccounts”) of State Farm Life Insurance Company Variable Life Separate Account (the “Variable Account”), a separate account allowing you to invest in the following investment portfolios (“Funds”) of the State Farm Variable Product Trust (the “Trust”):

•	Large Cap Equity Index Fund

•	Small Cap Equity Index Fund

•	International Equity Index Fund

•	Large Cap Equity Fund

•	Small/Mid Cap Equity Fund

•	International Equity Fund

•	Stock and Bond Balanced Fund

•	Bond Fund

•	Money Market Fund

The accompanying prospectus for the Trust describes each of the Funds, including the risks of investing in each Fund, and provides other information about the Trust.

An Owner of a Policy can select between two death benefit options: (1) a level insurance amount (Basic Amount) or (2) a level insurance amount plus the Policy Account Value. As long as the Policy is in force, State Farm guarantees that the death benefit will never be less than the Basic Amount less any outstanding Policy loans and past due charges. For a Policy issued in Texas or Maryland, if the Insured is alive on the Maturity Date, State Farm will pay the Cash Surrender Value on the Maturity Date to the Owner and the Policy will terminate.

The Policy provides for a Cash Surrender Value, which is the amount State Farm would pay if you surrender the policy. Because this value varies with Fund performance, there is no guaranteed Cash Surrender Value or guaranteed minimum Cash Surrender Value if you allocate premiums and Policy values to the Trust. On any given day, the Cash Surrender Value could be more or less than the premiums paid.

The Policy provides for a death benefit guarantee whereby the Policy will not lapse (terminate without value) so long as you pay certain minimum premiums. The Policy also allows you to take loans, make withdrawals, and participate in a dollar-cost averaging program or a portfolio rebalancing program.

We designed the Policy to provide significant life insurance benefits with a long-term investment element. You should consider the Policy in conjunction with other insurance you own. Please consider carefully before replacing existing insurance with the Policy, or financing the purchase of the Policy through a loan or through withdrawals from another policy.

This prospectus provides information that a prospective owner should know before investing in the Policy. Please read this prospectus carefully and keep it for future reference. A prospectus for State Farm Variable Product Trust accompanies this prospectus and you should read it in conjunction with this prospectus. The Securities and Exchange Commission (the “SEC”) maintains a web site (http://www.sec.gov) that contains other information about the Policy and the Variable Account, material incorporated by reference into the Variable Account’s registration statement, and other information regarding other registrants that file electronically with the SEC.

Interests in the Policies and shares of the Funds are not deposits or obligations of or guaranteed by a bank, and are not federally insured by the Federal Deposit Insurance Corporation or any other governmental agency. The Policies are subject to investment risks, including possible loss of principal. It may not be advantageous to replace existing insurance with the Policy.

The SEC has not approved or disapproved the Policy or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

table of

THE POLICY MAY NOT BE AVAILABLE IN ALL JURISDICTIONS.

THIS PROSPECTUS CONSTITUTES AN OFFERING ONLY IN THOSE JURISDICTIONS WHERE SUCH OFFERING

MAY LAWFULLY BE MADE.

contents

Policy Summary

The following paragraphs summarize the important benefits and risks of the Policy. Please read this summary along with the more detailed information appearing elsewhere in this prospectus. Unless otherwise indicated, the description of the Policy in this prospectus assumes that the Policy is in force and there is no outstanding Loan Amount. Please refer to the Index of Terms at the end of the prospectus for definitions of certain terms this prospectus uses.

The Policy is a flexible premium variable universal life insurance policy. The Policy is built around its Policy Account Value. The Policy Account Value will increase or decrease depending on the investment performance of the Subaccounts, the amount of interest we credit to the Fixed Account, the premiums you pay, the Policy fees and charges we deduct, and the effect of any Policy transactions (such as transfers, withdrawals, and loans). We do not guarantee any minimum Policy Account Value. You could lose some or all of the money you invest and your Policy could lapse without value, unless you pay sufficient additional premiums.

If you have any questions, you may write or call our Variable Products processing area at Three State Farm Plaza South, N-1, Bloomington, Illinois 61791-0001, (888) 702-2307 (toll free).

Policy series 97035 in all states except MT, NY, WI; 97085 in MT, A97035 in NY and WI; and also 97036 in TX.

Policy Benefits

Death Benefits

•	Death Benefit Options. Death Benefits are available in two Death Benefit options:

•	Option 1 (greater of Basic Amount plus any Net Premium payment received since the last Deduction Date, or a specified percentage of Policy Account Value); or

•	Option 2 (greater of Basic Amount plus the Policy Account Value, or a specified percentage of Policy Account Value). See “Death Benefits”.

•	Flexibility to Change Death Benefit. We provide flexibility to change the Basic Amount and to change the Death Benefit option. See “Death Benefits — Changing the Basic Amount” for rules and limits.

•

Death Benefit Guarantee. During the first 10 Policy Years (first 9 Policy Years for Policies issued in Texas), so long as cumulative premiums paid, less withdrawals and the Loan Policy Account Value, are at least equal to the Minimum Premium amount for your Policy, the Policy will remain in force, regardless of the sufficiency of Cash Surrender Value to cover Monthly Deductions. See “Premiums — Death Benefit Guarantee” and “Charges and Deductions”.

•	Death Benefit Payment Options. Death Benefits are available as a lump sum or under a variety of payment options.

•	Tax Treatment. The Death Benefit generally should be excludible from the gross income of the Beneficiary. See “Tax Treatment of Policy Benefits”.

Cash Benefits

•	Loans. You may take loans for amounts up to 90% of Cash Value, at a net interest rate not greater than 2%. See “Loan Benefits” and “Tax Treatment of Policy Benefits”.

•

Withdrawals. You may withdraw a portion of your Cash Surrender Value up to 4 times each Policy Year provided there is sufficient remaining Cash Surrender Value. A withdrawal processing fee equal to the lesser of $25 or 2% of the amount requested for withdrawal will apply to each withdrawal. See “Withdrawals” for rules and limits and “Tax Treatment of Policy Benefits”.

•

Surrenders. You may completely surrender the Policy at any time for its Cash Surrender Value (Policy Account Value minus Loan Amount and any applicable surrender charge). See “Full Surrender” and “Tax Treatment of Policy Benefits”. State Farm will deduct a surrender charge from the Policy Account Value upon a full surrender of the Policy during the first 10 Policy Years or the first 10 years after an increase in Basic Amount. See “Charges and Deductions - Surrender Charge”.

•

Transfers. You may transfer Policy Account Value among the Subaccounts at any time after the end of the free look period. You may transfer Policy Account Value held in the Fixed Account to one or more Subaccounts only once each Policy Year and only during the 30-day period following the end of each Policy Year. The maximum transfer amount is the greater of 25% of the Policy Account Value held in the Fixed Account on the date of the transfer or $1,000, unless waived by us. Due to these limitations, if you want to

Summary

transfer all of your Policy Accumulation Value from the Fixed Account to one or more Subaccounts, it may take several years to do so. The amount of any transfer must be at least $250, or, if less, the Policy Account Value held in the Subaccount or the Fixed Account. However, State Farm reserves the right to impose a $25 per transfer processing fee on each transfer in a Policy Year in excess of 12. See “Allocation Options — Transfers” and “Charges and Deductions — Transfer Charge”.

•	Payment Options. A variety of payment options are available.

Free Look Right to Cancel Policy

•

For a limited time after State Farm issues a Policy, you have the right to cancel your Policy and receive a full refund of all premiums paid. See “The Policy — Free Look Right to Cancel Policy”. During this limited period, State Farm will allocate Net Premiums paid to the Fixed Account. See “Allocation Options — Net Premium Allocations”.

Policy Risks

Investment Risk

If you invest your Policy Account Value in one or more Subaccounts, then you will be subject to the risk that investment performance will be unfavorable and that the Policy Account Value will decrease. In addition, we deduct Policy fees and charges from your Policy Account Value, which can significantly reduce your Policy Account Value. During times of poor investment performance, this deduction will have an even greater impact on your Policy Account Value. You could lose everything you invest and your Policy could lapse without value, unless you pay sufficient additional premiums. If you allocate Net Premiums to the Fixed Account, then we credit your Policy Account Value in the Fixed Account with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4%.

Risk of Lapse

If your Cash Surrender Value is not enough to pay the Monthly Deduction when due, and the Death Benefit Guarantee is not in effect, your Policy will enter a 61-day grace period. State Farm will notify you that the Policy will lapse unless you make a sufficient payment during the grace period. Your Policy also may lapse if your Cash Surrender Value is insufficient to cover charges due to the outstanding Loan Amount. Your Policy generally will not lapse if: (1) pursuant to the Death Benefit Guarantee, during the first 10 Policy Years (first 9 Policy Years for Policies issued in Texas), you pay cumulative premiums, less withdrawals and the Loan Policy Account Value, at least equal to the Minimum Premium amount for your Policy; or (2) you make a payment before the end of the grace period large enough to provide an increase in the Cash Surrender Value sufficient to cover the Monthly Deductions for the grace period and any increase in the surrender charges. You may reinstate a lapsed Policy, subject to certain conditions.

Tax Risk

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code of 1986, as amended (the “Code”). Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should satisfy the applicable requirements. There is less guidance with respect to Policies issued on a substandard basis (i.e., a rate class involving a higher than standard mortality risk), and it is not clear whether such a Policy would in all cases satisfy the applicable requirements, particularly if the Owner pays the full amount of premiums permitted under the Policy. Assuming that a Policy qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of Policy Account Value under a Policy until there is a distribution from the Policy. Moreover, death benefits payable under a Policy should be excludible from the gross income of the Beneficiary. As a result, the Beneficiary generally should not have to pay U.S. federal income tax on the death benefit, although other taxes, such as estate taxes, may apply.

In general, depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract (“MEC”) under federal tax laws. If a Policy is treated as a MEC, then surrenders, withdrawals, and loans (including loans secured by collateral assignment) under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% additional income tax may be imposed on surrenders, withdrawals, and loans taken before you attain age 59½. If the Policy is not a MEC, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% additional income tax. We will monitor Policies and will attempt to notify an Owner on a timely basis if his or her Policy is in jeopardy of becoming a MEC.

See “Tax Considerations”. You should consult a qualified tax advisor for assistance in all Policy-related tax matters.

Withdrawal and Surrender Risk

The surrender charge under the Policy applies for 10 Policy Years after the Policy Date. An additional surrender charge will be applicable for 10 years from the date of any increase in the Basic Amount. It is possible that you will receive no Cash Surrender Value if you surrender your Policy in the first few Policy Years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy Account Value in the near future. We designed the Policy to meet long-term financial goals. The Policy is not suitable as a short-term investment.

Even if you do not ask to surrender your Policy, surrender charges may play a role in determining whether your Policy will lapse, because surrender charges decrease the Cash Surrender Value, which is a measure we use to determine whether your Policy will enter a grace period (and possibly lapse). See “Policy Risks — Risk of Lapse”.

Only four withdrawals are permitted each Policy Year, and we will reduce your Basic Amount by the amount of any withdrawal if Death Benefit Option 1 is in effect.

Surrenders and withdrawals may have tax consequences.

Loan Risk

A Policy loan, whether or not repaid, will affect Policy Account Value over time because we subtract the Loan Amount from the Subaccounts and/or Fixed Account as collateral and hold it in the Loan Account. This loan collateral does not participate in the investment performance of the Subaccounts. The Loan Account will be credited with a 6.00% interest rate guaranteed by State Farm but will not receive any higher current interest rate credited to the Fixed Account. We reduce the amount we pay on the Insured’s death by any Loan Amount. Your Policy may lapse if your Cash Surrender Value is insufficient to cover charges due to an outstanding Loan Amount. See “Loan Benefits”.

A loan may have tax consequences. In addition, if you surrender the Policy or allow it to lapse while a Policy loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.

Risk of Increase in Current Fees and Charges

Certain fees and charges are currently assessed at less than their maximum levels. We may increase these current charges in the future up to their guaranteed maximum levels. If fees and charges are increased, you may need to increase the amount and/or frequency of Premiums to keep the Policy in force.

Fund Risks

A comprehensive discussion of the risks of each Fund may be found in the Funds’ prospectus. Please refer to the Funds’ prospectus for more information.

There is no assurance that any Fund will achieve its stated investment objective.

Fee Table

The following tables describe the fees and expenses that a Policy Owner will pay when buying, owning, and surrendering the Policy. Certain fees and charges are payable only if you choose an optional Policy feature. If the amount of a charge varies depending on the individual characteristics of the Insured, such as Age, sex or underwriting class, the tables show the minimum and maximum possible charges as well as the charges for a typical Insured. These minimum, maximum and typical charges may assist you in understanding the range of possible charges as well as the charge a typical Owner or Insured may pay, but these charges may not be representative of the amount you actually pay.

The first table describes the fees and expenses that a Policy Owner will pay at the time that he or she buys the Policy, surrenders the Policy, or transfers Policy Account Value among the Subaccounts and the Fixed Account.

Transaction Fees

Amount Deducted

Charge	When Charge is Deducted	Guaranteed Charge[1]	Current Charge[1]

Premium Charge (Maximum sales charge imposed on premium)	Upon receipt of each premium payment	5% of each premium payment	5% of each premium payment

Surrender Charge[2]
On Basic Amount:
Minimum and Maximum Charge	Upon surrender or lapse during the first 10 Policy Years	Minimum of $1.20 and maximum of $21 per $1,000 of Basic Amount	Minimum of $1.20 and maximum of $21 per $1,000 of Basic Amount

Charge for an Insured, Age 30 at issue, in the third Policy Year	Upon surrender or lapse during the first 10 Policy Years	$3.60 per $1,000 of Basic Amount	$3.60 per $1,000 of Basic Amount

On Increase in Basic Amount:
Minimum and Maximum Charge	Upon surrender or lapse during the first 10 years after an increase in Basic Amount	Minimum of $1.20 and maximum of $21 per $1,000 of increase in Basic Amount	Minimum of $1.20 and maximum of $21 per $1,000 of increase in Basic Amount

Charge for an Insured, Age 30 on the Policy Anniversary preceding the increase, in the third year following the increase	Upon surrender or lapse during the first 10 years after an increase in Basic Amount	$3.60 per $1,000 of increase in Basic Amount	$3.60 per $1,000 of increase in Basic Amount

Withdrawal Processing Fee	Upon withdrawal	The lesser of $25 or 2% of each amount withdrawn	The lesser of $25 or 2% of each amount withdrawn

Transfer Fees[3]	Upon transfer	$25 per transfer	$0

Monthly Payment Plan Fee[4]	Upon election of Monthly Payment Plan	$2 initial fee	$2 initial fee

(1)	For each type of charge, the current charge and the guaranteed charge is shown. The current charge is the amount currently charged and the guaranteed charge is the maximum amount permitted by the Policy.

(2)

The Surrender Charge is in effect for the first 10 Policy Years, as well as the first 10 years after an increase in Basic Amount. It increases monthly in the first two years, remains level for the next four years, then decreases by  1/5 each year for the next five years to zero. Surrender charges vary based on the Insured’s Age at issue or on the Policy Anniversary preceding an increase in the Basic Amount (as applicable). The surrender charges as shown in the table may not be typical of the charges you will pay. Your Policy’s schedule pages will indicate the surrender charges applicable to your Policy, and more detailed information concerning surrender charges is available on request from our Variable Products processing area. See Appendix A for sample surrender charges.

(3)	A transfer charge is imposed on each transfer in a Policy Year in excess of 12 transfers, but we reserve the right to waive this charge.

(4)	The Monthly Payment Plan Fee is assessed only if you elect to participate in the Monthly Payment Plan.

The next table describes the fees and expenses that a Policy Owner will pay periodically during the time that he or she owns the Policy, not including Fund fees and expenses.

Periodic Charges Other Than Fund Operating Expenses

Amount Deducted

Charge	When Charge is Deducted	Guaranteed Charge[1]	Current Charge[1]

Cost of Insurance[5]
Minimum and Maximum Charge	On Policy Date and monthly on Deduction Date	Minimum of $ .0567 and maximum of $83.3333 per $1,000 of net amount at risk[6] per month	Minimum of $.0420 and maximum of $28.8769 per $1,000 of net amount at risk per month

Charge for a male Insured, Age 30, in the non-tobacco rate class	On Policy Date and monthly on Deduction Date	$.1209 per $1,000 of net amount at risk per month	$.1180 per $1,000 of net amount at risk per month

Monthly Expense Charge	On Policy Date and monthly on Deduction Date	$8	$8[7]

Mortality and Expense Risk Charge	Daily	Annual rate of 0.90% of the average daily net assets of each Subaccount you are invested in	Annual rate of 0.80% of the average daily net assets of each Subaccount you are invested in

(5)	Cost of insurance charges vary based on a number of factors, among them, the Insured’s Age, sex, rate class, Policy Year, Basic Amount, and net amount at risk. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy’s schedule pages will indicate the guaranteed cost of insurance charges applicable to your Policy, and more detailed information concerning cost of insurance charges is available on request from our Variable Products processing area.

(6)	The net amount at risk is equal to the difference between (1) the amount of insurance attributable to the Basic Amount at issue or as increased, as applicable, on the Deduction Date at the start of the month divided by 1.0032737, and (2) the Policy Account Value attributable to the Basic Amount at issue or as increased, as applicable, on the Deduction Date at the start of the month after the deduction of the part of the Monthly Deduction that does not include the cost of insurance and the monthly charge for any Waiver of Monthly Deduction rider.

(7)	Those persons who purchased a Policy before July 1, 2004 are charged a current monthly expense charge of $6.

Periodic Charges Other Than Fund Operating Expenses

Amount Deducted

Charge	When Charge is Deducted	Guaranteed Charge[1]	Current Charge[1]

Optional Charges:[8]
Accidental Death Benefit Rider:[9]
Minimum and Maximum Charge	On Rider Effective Date and monthly on Deduction Date	Minimum of $.04 and maximum of $.09 per $1,000 of rider coverage amount per month	Minimum of $.04 and maximum of $.09 per $1,000 of rider coverage amount per month

Charge for an Insured, Age 30, in the first Policy Year following the Rider Effective Date	On Rider Effective Date and monthly on Deduction Date	$.05 per $1,000 of rider coverage amount per month	$.05 per $1,000 of rider coverage amount per month

Additional Insured’s Level Term Rider:[9]
Minimum and Maximum Charge	On Rider Effective Date and monthly on Deduction Date	Minimum of $.0767 and maximum of $15.4277 per $1,000 of rider coverage amount per month	Minimum of $.0492 and maximum of $9.3603 per $1,000 of rider coverage amount per month

Charge for a male Insured, Age 35, in the non-tobacco rate class, in the first Policy Year following the Rider Effective Date	On Rider Effective Date and monthly on Deduction Date	$.1443 per $1,000 of rider coverage amount per month	$.1278 per $1,000 of rider coverage amount per month

Children’s Term Rider:[9]	On Rider Effective Date and monthly on Deduction Date	$.40 per $1,000 of rider coverage amount per month	$.40 per $1,000 of rider coverage amount per month

(8)	Optional Charges are the charges that apply if a Policy Owner elects to add riders to the Policy or to take a loan. Charges for the Accidental Death Benefit Rider and Guaranteed Insurability Option Rider may vary based on the Insured’s Age and rider coverage amount. Charges for Waiver of Monthly Deduction Rider may vary based on the Insured’s Age and monthly deduction amount. Charges for the Additional Insured’s Level Term Rider may vary based on the Insured’s Age, sex, rate class, and rider coverage amount. Charges for the Children’s Term Rider are based on units of coverage. One unit of coverage provides a $1,000 death benefit for each covered child. Charges based on Age may increase as the Insured ages. The rider charges shown in the table may not be typical of the charges you will pay. Your Policy’s schedule pages will indicate the rider charges applicable to your Policy, and more detailed information concerning rider charges is available on request from our Variable Products processing area.

(9)	The Accidental Death Benefit Rider, Additional Insured’s Level Term Rider, Children’s Term Rider, Waiver of Monthly Deduction Rider, and Guaranteed Insurability Option are no longer available for a Policy Owner to elect as a supplemental benefit to the Policy.

Periodic Charges Other Than Fund Operating Expenses

Amount Deducted

Charge	When Charge is Deducted	Guaranteed Charge[1]	Current Charge[1]

Waiver of Monthly Deduction Rider:[9]
Minimum and Maximum Charge	On Rider Effective Date and monthly on Deduction Date	Minimum of $.0065 and maximum of $.3589 per $1 of the Monthly Deduction per month	Minimum of $.0065 and maximum of $.3589 per $1 of the Monthly Deduction per month

Charge for an Insured, Age 25, in the first Policy Year following the Rider Effective Date	On Rider Effective Date and monthly on Deduction Date	$.0285 per $1 of the Monthly Deduction per month	$.0285 per $1 of the Monthly Deduction per month

Guaranteed Insurability Option Rider:[9]
Minimum and Maximum Charge	On Rider Effective Date and monthly on Deduction Date	Minimum of $.03 and maximum of $.24 per $1,000 of rider coverage amount per month	Minimum of $.03 and maximum of $.24 per $1,000 of rider coverage amount per month

Charge for an Insured, Age 25, in the first Policy Year following the Rider Effective Date	On Rider Effective Date and monthly on Deduction Date	$.08 per $1,000 of rider coverage amount per month	$.08 per $1,000 of rider coverage amount per month

Loan Interest Spread[10]	On Policy Anniversary or earlier, as applicable[11]	Annual rate of 2.00%[12]	Annual rate of 2.00%[12]

(10)	The loan interest spread is the difference between the amount of interest we charge you for a Policy loan (which is 8.00% or less annually) and the amount of interest we credit to the Loan Account (guaranteed not to be lower than 6.00% annually).

(11)	While a Policy loan is outstanding, loan interest is payable in arrears on each Policy Anniversary or, if earlier, on the date of loan repayment, lapse, surrender, Policy termination, or the Insured’s death.

(12)	For Policies purchased on or after July 1, 2004, the loan interest spread will be at an annual rate of 2.00% during the first 10 Policy Years; 1.00% for Policy Years 11 through 20; and 0.50% for Policy Years 21 and later.

The following tables describe the Fund fees and expenses that a Policy Owner will pay periodically during the time that he or she owns the Policy. The fees and expenses are for the fiscal year ended December 31, 2017. Expenses of the Funds may be higher or lower in the future. More detail concerning each Fund’s fees and expenses is contained in the prospectus for the Funds.

The following table shows the minimum and maximum total Annual Fund Operating Expenses (before waiver or reimbursement) charged by any of the Funds for the fiscal year ended December 31, 2017.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets):

	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.15%	1.13%

The following table shows the fees and expenses (before waiver or reimbursement) charged by each Fund for the fiscal year ended December 31, 2017.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets):

Fund	Investment Advisory Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Expenses (14)
Large Cap Equity Index Fund	0.10%	N/A	0.05%	0.00%	0.15%
Small Cap Equity Index Fund	0.13%	N/A	0.10%	0.00%	0.23%
International Equity Index Fund	0.15%	N/A	0.12%	0.00%	0.27%
Large Cap Equity Fund	0.60%	N/A	0.11%	0.00%	0.71%
Small/Mid Cap Equity Fund	0.80%	N/A	0.12%	0.03%	0.95%
International Equity Fund	0.80%	N/A	0.33%	0.00%	1.13%
Stock and Bond Balanced Fund(15)	0.00%	N/A	0.09%	0.31%	0.40%
Bond Fund	0.50%	N/A	0.10%	0.00%	0.60%
Money Market Fund	0.10%	N/A	0.31%	0.01%	0.42%

(14)	The investment adviser to the Funds has voluntarily agreed to bear the expenses incurred by each Fund (other than the International Equity Index Fund and International Equity Fund), other than the investment advisory and management services fee and acquired fund fees and expenses, that exceed 0.10% of such Fund’s average daily net assets, and the investment adviser to the Funds has agreed to bear all of the Stock and Bond Balanced Fund’s own Other Expenses other than acquired fund fees and expenses. The investment adviser to the Funds has agreed to bear all of the custody fees of the Large Cap Equity Index Fund and the Small Cap Equity Index Fund without regard to the 0.10% cap. For the Money Market Fund, the investment adviser has agreed to waive all or a portion of its fees due from the Money Market Fund to prevent the Money Market Fund’s daily net investment income from falling below zero. The investment adviser to the Funds has agreed to bear the expenses incurred by the International Equity Index Fund and International Equity Fund, other than the investment advisory and management services fee and acquired fund fees and expenses, that exceed 0.20% of each Fund’s average daily net assets. These expense limitation arrangements are voluntary and the investment adviser can eliminate them at any time. Effective May 1, 2017, the investment adviser to the Funds contractually agreed to waive 0.29% of management fees for the Small/Mid Cap Equity Fund. This fee waiver applies through April 30, 2019, and the investment adviser may not discontinue or modify this waiver without the approval of the Board of Trustees of State Farm Variable Product Trust. The restated expenses for the Small/Mid Cap Equity Fund below reflect this waiver as if it had been in effect throughout the entire period from January 1, 2017 to December 31, 2017. After taking into account these arrangements, annual Fund operating expenses, if different from those presented above, were:

Fund	Investment Advisory Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Expenses
Large Cap Equity Fund	0.60%	N/A	0.10%	0.00%	0.70%
Small/Mid Cap Equity Fund	0.51%	N/A	0.11%	0.03%	0.65%
Small Cap Equity Index Fund	0.13%	N/A	0.09%	0.00%	0.22%
International Equity Fund	0.80%	N/A	0.20%	0.00%	1.00%
Stock and Bond Balanced Fund(15)	0.00%	N/A	0.00%	0.31%	0.31%
Money Market Fund	0.10%	N/A	0.10%	0.01%	0.21%
Large Cap Equity Index Fund	0.10%	N/A	0.04%	0.00%	0.14%

(15)	The Stock and Bond Balanced Fund invests in the Large Cap Equity Index Fund and the Bond Fund. The Stock and Bond Balanced Fund does not pay investment advisory fees directly, but indirectly bears its share of the investment advisory fees incurred by the Large Cap Equity Index Fund and the Bond Fund. Therefore, the investment results of the Stock and Bond Balanced Fund are net of these indirect fees. The relative amounts that the Stock and Bond Balanced Fund invests in the Large Cap Equity Index Fund and the Bond Fund at any one time will fluctuate, but under normal circumstances, the Stock and Bond Balanced Fund attempts to maintain approximately 60% of its net assets in shares of the Large Cap Equity Index Fund and approximately 40% of its net assets in shares of the Bond Fund. By investing in the Large Cap Equity Index Fund and the Bond Fund, the Stock and Bond Balanced Fund will indirectly bear its share of those underlying Funds’ Other Expenses and will incur its own other expenses.

For information concerning compensation paid for the sale of the Policies, see “Additional Information, Sale of the Policies.”

policy

The Policy

In 2008, State Farm discontinued offering the Policy. We continue to service existing Policies, as well as accept additional premiums into existing Policies. Please contact our Variable Products processing area for further information.

Ownership and Beneficiary Rights. The Policy belongs to the Owner named in the application. The Owner is the Insured unless the application specifies a different person as the Insured or the Owner is changed thereafter. While the Insured is living, the Owner may exercise all of the rights and options described in the Policy. The principal rights of the Owner include selecting and changing the Beneficiary, changing the Owner, and assigning the Policy. Changing the Owner may have tax consequences and you should consult a tax advisor before doing so.

The principal right of the Beneficiary is the right to receive the Death Benefit under the Policy.

Comparison with Universal Life Insurance. The Policy is similar in many ways to universal life insurance. As with universal life insurance:

•	the Owner pays premiums for insurance coverage on the Insured;

•	the Policy provides for the accumulation of a Cash Surrender Value that is payable if you surrender the Policy during the Insured’s lifetime; and

•	the Cash Surrender Value may be substantially lower than the premiums paid.

However, the Policy differs significantly from universal life insurance in that the Policy Account Value may decrease if the investment performance of the Subaccounts to which you allocated Policy Account Value declines (or is not sufficiently favorable). If the Cash Surrender Value becomes insufficient to cover charges when due and the Death Benefit Guarantee is not in effect, the Policy will lapse without value after a grace period. See “Premiums to Prevent Lapse”.

Free Look Right to Cancel Policy. During your “free-look” period, you may cancel your Policy and receive a refund of all premiums paid. The free look period expires 10 days after you receive your Policy. Some states may require a longer period. During this limited period, State Farm will allocate Net Premiums paid to the Fixed Account. If you decide to cancel the Policy, you must return it by mail or other delivery method to State Farm. Immediately after mailing or delivery, State Farm will deem the Policy void from the beginning.

State Variations. Certain provisions of the Policy may be different than the general description in this prospectus, and certain riders and options may not be available, because of legal restrictions in your state. See your Policy for specific variations since any such state variations will be included in your Policy or in riders or endorsements attached to your Policy. Contact our Variable Products processing area for specific information that may be applicable to your state.

Exchanges from State Farm Universal Life and State Farm Traditional Ordinary Whole Life. State Farm will permit certain owners of a State Farm Universal Life policy or a State Farm Traditional Ordinary whole life policy to exchange such policy for a Policy subject to the following conditions:

(1)	the initial Basic Amount for the Policy must equal or exceed the basic amount less any policy loan and accrued loan interest for the original policy;

(2)	we will waive evidence of insurability where the initial Basic Amount of the Policy is equal to the basic amount less any policy loan and accrued loan interest for the original policy, where the Death Benefit options are the same for exchanges from a Universal Life policy or where the Death Benefit option is Option 1 for exchanges from a Traditional Ordinary whole life policy, and where we received all medical underwriting criteria required to determine the rate class on the new Policy during the application process of the original policy; and

(3)	the original policy must be cash surrendered and cannot be reinstated for any reason.

On exchanges from a Universal Life policy to a Policy, we will waive the 5% premium charge on the Policy for the amount transferred from the original policy to the Policy, subject to the availability rules.

On exchanges from a Traditional Ordinary whole life policy to a Policy, we will waive the 5% premium charge on the Policy for the amount transferred from the Traditional Ordinary whole life policy to the Policy.

State Farm can change this program at any time. We reserve the right to refuse an exchange for any lawful reason.

Conversion of Term Insurance. An Insured of a Policy converted from an eligible State Farm term insurance coverage will be placed in a super preferred or preferred rate class if the Insured was in a super preferred or preferred rate class, respectively, under the term insurance coverage and the conversion occurred within 5 policy years following issue of the term insurance coverage. The Policy must offer super preferred or preferred rate classes and the minimum Basic Amount for these rate classes must be met. We reserve the right to change or discontinue this conversion privilege at any time.

Premiums

The premium amounts sufficient to fund a Policy depend on a number of factors, such as the Age, sex, and rate class of the proposed Insured, the desired Basic Amount, and any supplemental benefits. After you pay the initial premium, you may pay additional premiums in any amount and at any time. However, total premiums paid in a Policy Year may not exceed guideline premium limitations for life insurance set forth in the Code. We reserve the right to reject any premium that would result in the Policy being disqualified as life insurance under the Code and will refund any rejected premium. In addition, we will monitor Policies and will attempt to notify the Owner on a timely basis if his or her Policy is in jeopardy of becoming a modified endowment contract under the Code. If we detect that your Policy has become a MEC, we will send you a notice to that effect. We will continue your Policy as a MEC, unless you request that we return the premium causing your Policy to become a MEC to you within the time period prescribed by applicable provisions of the Code. See “Tax Considerations”.

State Farm allows a credit on conversions of eligible State Farm term insurance to the Policy. The amount of the credit is based on the premiums paid on the term coverage during the 12 months prior to conversion. The amount of the credit will be added to the premium, if any, submitted by the Owner converting the term coverage, and will be treated as part of the initial premium for the Policy (except for purposes of the free look provision). Therefore, the credit will be included in the premiums for purposes of calculating and deducting the premium charge. See “Charges and Deductions, Premium Charge”. State Farm will not recapture the credit if you surrender the Policy. See “Additional Information, Sale of the Policies”. State Farm treats the credit as an additional premium paid for life insurance and MEC testing purposes and includes it in the Policy’s investment in the contract.

Planned Premiums. When you apply for a Policy, you select a monthly or annual premium payment plan. You may arrange for monthly premiums to be paid via automatic deduction from your checking account. There is a fee assessed under the Monthly Payment Plan. See “Charges and Deductions.” You are not required to pay premiums in accordance with this premium plan; rather, you can pay more or less than planned or skip a planned premium entirely. You can change the amount of planned premiums and payment arrangements, or switch between monthly and annual frequencies, whenever you want by providing written or telephone instructions to us (if we have your telephone authorization on file), which will be effective upon our receipt of the instructions. See “Telephone Transactions”.

Depending on the Policy Account Value at the time of an increase in the Basic Amount and the amount of the increase requested, a change in the amount of planned premiums may be advisable. See “Changing the Basic Amount”.

Premiums to Prevent Lapse. Failure to pay planned premiums will not necessarily cause a Policy to lapse. Whether a Policy lapses depends on whether its Cash Surrender Value is insufficient to cover the Monthly Deduction when due. If the Cash Surrender Value on a Deduction Date is less than the Monthly Deduction we are to deduct on that date and the Death Benefit Guarantee is not in effect, the Policy will be in default and a grace period will begin. See “Charges and Deductions, Monthly Deduction” and “Death Benefit Guarantee” below. This could happen if the Cash Surrender Value has decreased due to insufficient investment experience or because premiums paid have been insufficient to offset the Monthly Deduction.

You have until the end of the grace period to pay the required premium. If the grace period ends prior to the end of the Death Benefit Guarantee (see “Death Benefit Guarantee”), the required premium must be large enough to provide the lesser of (1) the Minimum Premium necessary at the end of the grace period, or (2) an amount large enough to provide an increase in the Cash Surrender Value sufficient to cover the Monthly Deductions for the grace period and any increase in the surrender charges. If the grace period ends after the end of the Death Benefit Guarantee, the required premium must be large enough to provide an increase in the Cash Surrender Value sufficient to cover the Monthly Deductions for the grace period and any increase in the surrender charges. State Farm will send notice of the amount required to be paid during the grace period to your last known address and to any assignee of record. The Policy Account Value in the Subaccounts is subject to market fluctuations. Changes between the notice date and the date we receive your payment may require additional funds to stop your policy from lapsing. The grace period will end 61 days after we send the notice and your Policy will remain in effect during the grace period. If the Insured should die during the grace period before you pay the required premium, the Death Benefit will still be payable to the Beneficiary, although the amount paid will reflect a reduction for the Monthly Deduction(s) due on or before the date of the Insured’s death. See “Amount of Death Benefit Payable”. If you do not pay the required premium before the grace period ends, your Policy will lapse. It will have no value and no benefits will be payable. See “Reinstatement” for a discussion of your reinstatement rights.

A grace period also may begin if the Cash Surrender Value is insufficient to cover charges due to the outstanding Loan Amount. See “Effect of Policy Loan”.

Death Benefit Guarantee. During the first 10 Policy Years (first 9 Policy Years for Policies issued in Texas), so long as cumulative premiums paid, less withdrawals and the Loan Policy Account Value, are at least equal to the Minimum Premium amount for your Policy, the Policy will remain in force, regardless of the sufficiency of Cash Surrender Value to cover Monthly Deductions. The Minimum Premium amount for your Policy is equal to the cumulative Minimum Monthly Premium.

Premium Payments. All checks must be made payable to State Farm Life Insurance Company or State Farm Mutual Funds (not State Farm VP Management Corp. or State Farm Investment Management Corp.). In addition, State Farm Dollars checks may be applied as premium payments. Cash, third party checks, second party checks, cyber chex, credit cards, and debit cards are not acceptable forms of payment. All payments must be in U.S. dollars and drawn on U.S. bank accounts. We reserve the right to reject any premium payment.

Crediting Premiums to the Policy. We will credit your initial premium received in Good Order to the Policy on the Policy Date. We will credit any additional premium received in Good Order after the Policy Date to the Policy as of the end of the Valuation Period when we receive the premium at our Variable Products processing area. Any amounts allocated to the Variable Account will be based on the unit value next computed after receipt. See “Subaccount Policy Value”. We will process any premium received in Good Order in our Variable Products processing area after the close of the Valuation Period on the next Valuation Day. We will deem any premiums we receive on a non-Valuation Day as being received on the next succeeding Valuation Day.

Allocation Options

Net Premium Allocations. When you apply for a Policy, you specify the percentage of Net Premium you want to allocate to each Subaccount and the Fixed Account. You can change the allocation percentages at any time by sending written or telephone instructions to us (if we have your telephone authorization on file). See “Telephone Transactions”. The change will apply to all premiums we receive with or after we receive your instructions. Net Premium allocations must be in percentages totaling 100%, and each allocation percentage must be a whole number.

Until the free look period expires, we will allocate all Net Premiums to the Fixed Account. At the end of this period, we transfer the Policy Account Value to the Subaccounts and/or retain it in the Fixed Account based on the net premium allocation percentages in effect at the time of the transfer. See “How Your Policy Account Values Vary”. Solely for this purpose, we assume your free look period starts 10 days after we issue your Policy.

Subaccount Options. The Variable Account has nine Subaccounts, each investing in a specific Fund of the Trust. The Trust is a series-type fund registered with the SEC as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The paragraphs below summarize the investment objective(s) and certain investment strategies of each of the Funds in which Subaccounts invest. There is no assurance that any Fund will meet its objective(s).

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The Large Cap Equity Index Fund seeks to match the performance of the S&P 500 Index[1] by investing in the securities that make up the S&P 500 Index. This Fund will pursue its objective by investing primarily on a capitalization- weighted basis in the securities that make up the S&P 500.

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The Small Cap Equity Index Fund seeks to match the performance of the Russell 2000® Small Stock Index[2] by investing in some of the stocks found in the Russell 2000 Index. This Fund will pursue its objective by investing primarily in a representative sample of stocks found in the Russell 2000.

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The International Equity Index Fund seeks to match the performance of the MSCI Europe, Australasia and Far East Free Index (the “EAFE® Free”)[3] by investing in some of the stocks found in the EAFE Free. This Fund will pursue its objective by investing primarily in a representative sample of stocks found in the EAFE Free.

•	The Large Cap Equity Fund seeks long-term growth of capital. The Fund invests in equity securities issued by large capitalization U.S companies in both the growth and value segments of the market.

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The Small/Mid Cap Equity Fund seeks long-term growth of capital. For approximately one-half of the Fund’s portfolio, the Fund primarily invests under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of small capitalization companies. For the remaining approximately one-half of the Fund’s portfolio, the Fund invests in shares of the iShares Core S&P Mid-Cap ETF.

(1)  “Standard & Poor’s®”, “S&P®”, “S&P 500®”, “Standard & Poor’s 500” and “500” are trademarks of McGraw-Hill Financial and have been licensed for use by State Farm and the Trust. Neither the State Farm Variable Universal Life Policy, the Large Cap Equity Index Fund, nor the Stock and Bond Balanced Fund (the “Product and the Funds”) is sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Product and the Funds.

(2)  The Russell 2000® Index is a trademark/service mark of the Frank Russell Company. Russell is a trademark of the Frank Russell Company.

The Small Cap Equity Index Fund (the “Fund”) is not sponsored, endorsed, sold or promoted by the Frank Russell Company, and the Frank Russell Company makes no representation regarding the advisability of investing in the Funds.

(3)  The MSCI Europe, Australasia and Far East Free (EAFE® Free) Index is the exclusive property of MSCI, Inc. MSCI a service mark of MSCI, Inc. and has been licensed for use by the Trust. The International Equity Index Fund (the “International Fund”) is not sponsored, endorsed, sold or promoted by MSCI, Inc. and MSCI, Inc. makes no representation regarding the advisability of investing in the International Fund.

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The International Equity Fund seeks long-term growth of capital. The Fund primarily invests in equity securities issued by foreign companies in both the growth and value segments of the market. The Fund may invest in securities of companies economically tied to emerging markets.

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The Bond Fund seeks to realize over a period of years the highest yield consistent with prudent investment management through current income and capital gains. This Fund will pursue its objective by investing primarily in investment grade bonds issued by U.S. Companies, U.S. Government and agency obligations, and mortgage-backed securities.

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The Stock and Bond Balanced Fund seeks long-term growth of capital, balanced with current income. This Fund will pursue its objective by investing primarily in the Trust’s Large Cap Equity Index Fund and the Bond Fund.

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The Money Market Fund seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity. This Fund will pursue its objective by investing exclusively in high quality money market instruments. Neither the U.S. government nor the Federal Deposit Insurance Corporation insure or guarantee an investment in the Money Market Fund. This Fund will attempt to maintain a stable net asset value of $1.00 per share, but there can be no assurance that the Fund will be able to do so.

The yield of the Subaccount investing in the Money Market Fund is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Fund, the types and quality of portfolio securities held by the Money Market Fund, and the Money Market Fund’s operating expenses. During extended periods of low interest rates and due in part to Policy fees and expenses, the yields of the Money Market Subaccount may be extremely low and possibly negative.

State Farm Investment Management Corp. (“SFIM”), a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company, serves as investment adviser to the Trust. SFIM has engaged BlackRock Fund Advisors as the investment sub-adviser to provide day-to-day portfolio management for the Large Cap Equity Index Fund, the Small Cap Equity Index Fund, and the International Equity Index Fund. SFIM has engaged Bridgeway Capital Management, Inc. and Westwood Management Corp. as the co-investment sub-advisers to provide day-to-day portfolio management for the Large Cap Equity Fund. SFIM has engaged Marsico Capital Management, LLC and Northern Cross, LLC as the co-investment sub-advisers to provide day-to-day portfolio management for the International Equity Fund. SFIM has engaged Bridgeway Capital Management, Inc. as the investment sub-adviser to provide day-to-day portfolio management for the Small/Mid Cap Equity Fund.

In addition to the Variable Account, the Funds may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans. It is possible that, in the future, material conflicts could arise as a result of such “mixed and shared” investing.

The Funds are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios that the same investment adviser may manage. The investment results of the Funds, however, may be higher or lower than the results of such other portfolios. We provide no assurance or representation that the investment results of any of the Funds will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser, the same investment objectives and policies, and/or a very similar name.

The accompanying prospectus for the Trust contains further information about the Funds, including a description of Fund risks and expenses. Please carefully read the Trust’s prospectus in conjunction with this prospectus and keep it for future reference.

Fixed Account Option. The Fixed Account is part of our general account. It is not a separate account. We credit amounts allocated to the Fixed Account with interest for the period of allocation at rates we determine in our sole discretion, but in no event will interest credited on these amounts be less than an effective annual rate of 4%. The current interest rate is the guaranteed interest rate plus any excess interest rate. We determine the current interest rate periodically. You assume the risk that interest credited may not exceed the guaranteed minimum rate of 4% per year. See “State Farm’s Fixed Account Option”. There are significant limits on your right to transfer Policy Account Value from the Fixed Account. Due to these limitations, if you want to transfer all of your Policy Account Value from the Fixed Account to one or more Subaccounts, it may take several years to do so. You should carefully consider whether the Fixed Account meets your investment needs. See “Transfers” below.

Transfers. You may transfer Policy Account Value from and among the Subaccounts at any time after the end of the free look period. The minimum amount of Policy Account Value that you may transfer from a Subaccount is $250, or, if less, the Policy Account Value held in the Subaccount. You may transfer Policy Account Value held in the Fixed Account to a Subaccount or Subaccounts only once each Policy Year and only during the 30-day period following the end of each Policy Year. Unused transfers do not carry over to the next year. The maximum transfer amount is the greater of 25% of the Policy

Account Value held in the Fixed Account on the date of the transfer or $1,000, unless waived by us. Due to these limitations, if you want to transfer all of your Policy Account Value from the Fixed Account to one or more Subaccounts, it may take several years to do so. The amount transferred must be at least $250, or, if less, the Policy Account Value held in the Fixed Account.

You may make transfer requests by written or telephone request (if we have your telephone authorization on file). See “Telephone Transactions”. A transfer will take effect at the end of the Valuation Period during which we receive the request in Good Order at the Variable Products processing area. State Farm may, however, defer transfers under the same conditions that we may delay paying proceeds. We will process any transfer request received in Good Order in our Variable Products processing area after the close of the Valuation Period on the next Valuation Day. There is no limit on the number of transfers from and among the Subaccounts. However, State Farm reserves the right to impose a $25 per transfer processing fee on each transfer in a Policy Year in excess of 12. State Farm also reserves the right to modify, restrict, suspend or eliminate the transfer privileges, including telephone transfer privileges, at any time, for any reason.

Market Timing. State Farm does not accommodate inappropriate frequent trading including short-term “market timing” transactions among Subaccounts, as these transfers can adversely affect the Funds, other Owners and the performance of the Subaccounts. In particular, such transfers may dilute the value of the Fund’s shares, interfere with the efficient management of the Funds’ portfolios, and increase brokerage and administrative costs of the Funds. In order to protect our Owners and the Funds from this potential harmful activity, we have implemented market timing policies and procedures. Our market timing policies and procedures are designed to try to discourage, detect and deter frequent transfer activity among the Subaccounts that may adversely affect other Owners or Fund shareholders.

Owners seeking to engage in frequent transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity is limited by operational systems and technological limitations. Furthermore, the identification of Owners determined to be engaged in transfer activity that may adversely affect other Owners or Fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our market timing policies and procedures will detect every potential market timer, but we apply our market timing policies and procedures uniformly, including any and all restrictions, to all Owners without special arrangement, waiver or exception. Because we cannot guarantee that our market timing policies and procedures will detect every market timer, Owners bear the risk that frequent transfer activity may occur, resulting in dilution of the value of Fund shares, interference with the efficient management of the Funds’ portfolios, and increases in the Funds’ brokerage and administrative costs.

If we believe, in our judgment, that an Owner has been engaged in market timing (i.e. frequent trading that could adversely affect the Funds, other Owners, or the performance of the Subaccounts), we will reject a transfer request. We also will restrict a market timer’s transfer privileges by notifying the Owner that from that date forward he or she will only be permitted to make transfers to or from specified Subaccounts by original signature conveyed through U.S. regular mail and any telephone, facsimile or overnight delivery instructions will not be accepted. We will impose this restriction for one calendar year. We will apply this policy uniformly to all similarly situated Policies. Please keep in mind that once an Owner has been identified as a market timer, we will impose this original signature restriction on that Owner even if we cannot specifically identify, in the particular circumstances, any harmful effect from that Owner’s particular transfers.

In addition, the Funds have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectus for the Funds describe these policies and procedures. While we reserve the right to enforce these policies and procedures, Owners and other persons with interests under the Policies should be aware that we may not have the contractual authority or the operational capacity to apply the market timing policies and procedures of the Funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each Fund (or its principal underwriter or transfer agent) that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the excessive trading policies established by the Fund.

The Funds may reserve the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Fund’s investment adviser, the Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the Funds, including any refusal or restriction on purchases or redemptions of the Fund shares as a result of the Funds’ own policies and procedures on market timing activities. We will notify you in writing if we have reversed, restricted, or refused any of your transfer requests. You should read the prospectus of the Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.

In our sole discretion, we may revise our market timing policies and procedures at any time without prior notice as necessary to better detect and deter frequent transfers that may adversely affect other Owners or Fund shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on market timers. If we revise our market timing policies and procedures, we will apply such changes uniformly to all similarly situated Policies.

We do not include transfers made pursuant to the dollar-cost averaging and portfolio rebalancing programs in these limitations.

Dollar-Cost Averaging Program. The dollar-cost averaging program permits you to systematically transfer on a monthly, quarterly, semi-annual or annual basis a set dollar amount from either the Subaccount investing in the Money Market Fund (the “Money Market Subaccount”) or the Subaccount investing in the Bond fund (the “Bond Subaccount”) to any combination of Subaccounts and/or the Fixed Account. However, if the Money Market Subaccount or the Bond Subaccount is the Subaccount from which the transfer is made, they cannot also be used as one of the Subaccounts in this combination. The dollar-cost averaging method of investment is designed to reduce the risk of making purchases only when the price of Accumulation Units is high, but you should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. Dollar-cost averaging does not assure a profit or protect against loss.

You may elect to participate in the dollar-cost averaging program at any time by sending us a written request or by telephone if we have your telephone authorization on file. The minimum transfer amount is $100 from the Money Market Subaccount or the Bond Subaccount, as applicable. Once elected, dollar-cost averaging remains in effect from the date we receive your request in Good Order until the value of the Subaccount from which transfers are being made is depleted or until you cancel the program by written request or by telephone, if we have your telephone authorization on file. You can request changes in writing or by telephone, if we have your telephone authorization on file. There is no additional charge for dollar-cost averaging. A transfer under this program is not considered a transfer for purposes of assessing a transfer processing fee. Dollar-cost averaging is not available while you are participating in the portfolio rebalancing program. We reserve the right to discontinue offering the dollar-cost averaging program at any time and for any reason.

Portfolio Rebalancing Program. Once you allocate your money among the Subaccounts, the performance of each Subaccount may cause your allocation to shift. You may instruct us in writing or by telephone (if you have a telephone authorization on file) to automatically rebalance (on a monthly, quarterly, semi-annual or annual basis) the value of your Policy in the Subaccounts to return to the percentages specified in your allocation instructions. You may make subsequent changes to your percentage allocations at any time by providing written or telephone instructions to us (if we have your telephone authorization on file). Once elected, portfolio rebalancing remains in effect from the date we receive your request in Good Order until you instruct us to discontinue portfolio rebalancing. There is no additional charge for using this program. We do not consider a transfer under this program as a transfer for purposes of assessing a transfer processing fee. We reserve the right to discontinue offering the program at any time and for any reason. Portfolio rebalancing does not guarantee a profit or protect against loss. You may not use amounts in the Fixed Account in connection with the portfolio rebalancing program. If you transfer 100% of the value in your Policy to the Fixed Account, any portfolio rebalancing program in effect for your Policy will be canceled. The portfolio rebalancing program is not available while you are participating in the dollar-cost averaging program.

Inquiring About Transactions. You should review every transaction confirmation thoroughly when received. State Farm employs reasonable procedures to ensure the proper and accurate processing of all transactions. In the event you believe a transaction has occurred on your Policy in error, you must notify the Variable Products processing area via telephone or in writing within 60 days of the date shown on your transaction confirmation.

Charges and Deductions

State Farm deducts the charges described below. The charges are for the services and benefits State Farm provides, costs and expenses State Farm incurs and risks State Farm assumes under or in connection with the Policies.

Services and benefits State Farm provides include:

•	the death, cash and loan benefits provided by the Policy;

•	investment options, including Net Premium allocations, dollar-cost averaging and portfolio rebalancing programs;

•	administration of various elective options under the Policy;

•	the distribution of various reports to Owners; and

•	the ability to make monthly premium payments under the Monthly Payment Plan.

Costs and expenses State Farm incurs include those associated with underwriting applications, increases in Basic Amount, and riders, various overhead and other expenses associated with providing the services and benefits under the Policy, sales and marketing expenses, and other costs of doing business, such as federal, state and local premium and other taxes and fees.

Risks State Farm assumes include the risks that Insureds may live for a shorter period of time than estimated, therefore resulting in the payment of greater Death Benefits than expected, and that the costs of providing the services and benefits under the Policies will exceed the charges deducted.

•	Premium Charge. State Farm deducts a 5% charge from each premium payment before allocating the resulting Net Premium to the Policy Account Value.

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Mortality and Expense Risk Charge. State Farm currently deducts a daily charge from assets in the Subaccounts attributable to the Policies at an annual rate of 0.80% of net assets. State Farm guarantees that this charge will not exceed an annual rate of

0.90% of net assets. This charge does not apply to Fixed Account assets attributable to the Policies. We factor this charge into the Net Investment Factor. State Farm may profit from this charge and may use such profit for any lawful purpose including paying our expenses related to selling the Policies.

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Monthly Deduction. State Farm deducts the Monthly Deduction on each Deduction Date from Policy Account Value in the Variable Account and the Fixed Account on a pro rata basis. The Monthly Deduction for each Policy consists of (1) the cost of insurance charge discussed below, (2) a current monthly expense charge of $8 ($6 for Policies purchased before July 1, 2004) guaranteed not to exceed $8 per month, and (3) any charges for additional benefits added by riders to the Policy (see “Supplemental Benefits” under “Other Policy Benefits and Provisions”).

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Surrender Charge. If you surrender or lapse the Policy during the first 10 Policy Years or the first 10 years after an increase in Basic Amount, State Farm will deduct a surrender charge based on the Basic Amount at issue, or increase, as applicable. State Farm will deduct the surrender charge before we pay any surrender proceeds. State Farm does not deduct a surrender charge upon a withdrawal, although it does apply a withdrawal processing fee, as described below. State Farm does not deduct a surrender charge upon a decrease in Basic Amount, but it also will not reduce the surrender charge upon a decrease in Basic Amount.

The surrender charge depends on the Insured’s Age at issue, or on the Policy Anniversary preceding an increase. We calculate the surrender charge based on an amount per $1,000 of the Basic Amount at issue or of the increase in Basic Amount. The maximum surrender charge amount per $1,000 of Basic Amount is $21, which is for Insured’s ages 70 to 80. During the 10-year period a surrender charge is in effect, it increases monthly in the first two years, remains level for the next four years, then decreases by  1/5 each year for the next five years to zero. See Appendix A for sample surrender charges. Your Policy will state the surrender charge for your Policy.

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Transfer Charge. State Farm reserves the right to impose a $25 transfer processing fee on each transfer in a Policy Year in excess of 12. For purposes of assessing this fee, each transfer request is considered one transfer, regardless of the number of Subaccounts affected by the transfer. Any unused “free” transfers do not carry over to the next year.

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Withdrawal Processing Fee. On each withdrawal, State Farm will assess a withdrawal processing fee equal to the lesser of $25 or 2% of the amount withdrawn. State Farm will deduct this charge from your Policy Account Value along with the withdrawal amount requested.

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Monthly Payment Plan. You may elect to make premium payments under the Monthly Payment Plan. To establish the Monthly Payment Plan, a three month premium payment may be required. There is a $2 initial fee for the Monthly Payment Plan.

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Loan Interest Charge. State Farm charges an annual interest rate on a Policy loan of 8.00%. If you purchased your Policy on or after July 1, 2004, the annual interest rate on a Policy loan will be 8.00% for the first 10 Policy Years, 7.00% for Policy Years 11 through 20 and 6.50% for Policy Years 21 and later. Loan interest is payable in arrears on each Policy Anniversary. After offsetting the 6.00% interest State Farm guarantees it will credit to the Loan Account, the maximum guaranteed net cost of loans is 2.00% (annually) and may be less.

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Fund Expenses. There are Fund management fees and other expenses that are deducted from the average daily value of your money invested in the Subaccounts. See the fee table in this prospectus and the prospectus for the Trust for a description of the investment advisory fees and other expenses incurred by the Funds.

Comment on Cost of Insurance. The cost of insurance is a significant charge under your Policy because it is the primary charge for the Death Benefit provided by your Policy. The cost of insurance charge depends on a number of variables that cause the charge to vary from Policy to Policy and from Deduction Date to Deduction Date. We calculate the cost of insurance separately for the Basic Amount at issue and for any increase in the Basic Amount. The cost of insurance charge is equal to the Company’s current monthly cost of insurance rate for the Insured multiplied by the net amount at risk under the Policy for the Basic Amount at issue or as increased. The net amount at risk is equal to the difference between (1) the amount of insurance attributable to the Basic Amount at issue or as increased, as applicable, on the Deduction Date at the start of the month divided by 1.0032737, and (2) the Policy Account Value attributable to the Basic Amount at issue or as increased, as applicable, on the Deduction Date at the start of the month after the deduction of the part of the Monthly Deduction that does not include the cost of insurance and the monthly charge for any Waiver of Monthly Deduction rider. We also calculate the net amount at risk separately for the Basic Amount at issue and for any increase in the Basic Amount. In determining the net amount at risk for each increase in Basic Amount, the Policy Account Value is first considered part of the initial Basic Amount. If the Policy Account Value exceeds the initial Basic Amount, it is then considered as part of any increases in Basic Amount in the order these increases took effect. The net amount at risk is affected by interest credited to the fixed account, Subaccount investment performance, loans, payments of premiums, Policy fees and charges, the Death Benefit option, withdrawals, and increases or decreases in Basic Amount. Your Policy describes more specifically how we calculate this amount.

We base the cost of insurance rate for the Insured on a number of factors, among them, his or her Age, sex, applicable rate class, and Basic Amount. We base the cost of insurance charges on these same factors plus the net amount at risk. We use a standard method of underwriting in determining rate classes, which are based on the health of the Insured and other factors. We currently place Insureds in the following rate classes when we issue the Policy, based on our underwriting: a male or female or unisex rate class where appropriate under applicable law (currently including the state of Montana); and a tobacco, non-tobacco, preferred or super preferred rate class. In addition, the preferred and super preferred rate classes are available only on those Policies issued on or after July 1, 2004.

For all Policies, we also may place Insureds into classes with extra ratings, which reflect higher mortality risks and higher cost of insurance rates. We may make additional rate classes available in the future. We place juveniles in a male or female or unisex rate class. The original rate class applies to the initial Basic Amount. If we approve an increase in Basic Amount, a different rate class may apply to the increase, based on the Insured’s circumstances at the time of the increase. We may place an Insured into a rate class with extra ratings for a temporary period of time, due to occupation or temporary illness. We also may place an Insured into a rate class with permanent extra ratings.

We guarantee that the cost of insurance rates used to calculate the monthly cost of insurance charge will not exceed the maximum cost of insurance rates set forth in the Policy. We base the maximum cost of insurance rates on the Insured’s Age at his or her last birthday at the start of the Policy Year, sex, and, for issue ages 20 and over, tobacco use. If the Insured is age 20 and over on the Policy Date or the effective date of any increase in Basic Amount, the Commissioners 1980 Standard Ordinary Non-Smoker Table applies if the Insured is classified as non-tobacco; otherwise, the Commissioners 1980 Standard Ordinary Smoker Mortality Table applies. If the Insured is under age 20 on the Policy Date or the effective date of any increase in Basic Amount, the Commissioners 1980 Standard Ordinary Mortality Table applies. Modifications are made for rate classes other than standard.

How Your Policy Account Values Vary

Policy Account Value. The Policy Account Value serves as a starting point for calculating certain values under a Policy, such as the Cash Surrender Value and the Death Benefit. It is the aggregate of the value of your Policy in all of the Subaccounts of the Variable Account, the Fixed Account, and values held in our general account to secure Policy loans. See “Loan Benefits”. We determine the Policy Account Value on the Policy Date and thereafter on each Valuation Day. The Policy Account Value will vary from day to day to reflect the performance of the Subaccounts to which you allocate amounts, interest credited on amounts allocated to the Fixed Account and Loan Account, charges, transfers, withdrawals, Policy loans, Policy loan interest, and Policy loan repayments. There is no minimum guaranteed Policy Account Value. It may be more or less than premiums paid.

Cash Value. The Cash Value on a Valuation Day is the Policy Account Value reduced by any surrender charge that we would deduct if you surrendered the Policy on that day.

Cash Surrender Value. The Cash Surrender Value on a Valuation Day is the Cash Value reduced by any Loan Amount. For Policies issued in Maryland and Texas, if the Insured is alive on the Maturity Date, we will pay the Cash Surrender Value to the Owner and the Policy will terminate.

Subaccount Policy Value. On any Valuation Day, for each Subaccount the Subaccount Policy Value is equal to the number of Subaccount units credited to the Policy multiplied by their unit value for that Valuation Day. When you allocate an amount to a Subaccount, either by Net Premium allocation, transfer of Policy Account Value or repayment of a Policy loan, we credit your Policy with units in that Subaccount. We determine the number of units by dividing the dollar amount allocated, transferred or repaid to the Subaccount by the Subaccount’s unit value for the Valuation Day when we effect the allocation, transfer or repayment. The number of Subaccount units credited to a Policy will decrease when we take the allocated portion of the Monthly Deduction from the Subaccount, take a Policy loan from the Subaccount, transfer an amount from the Subaccount, take a withdrawal from the Subaccount, or surrender the Policy.

Unit Values. A Subaccount’s unit value varies to reflect the investment performance of the underlying Fund, and may increase or decrease from one Valuation Day to the next. We arbitrarily set the unit value for each Subaccount at $10 when we established the Subaccount. For each Valuation Period after the date of establishment, we determine the unit value by multiplying the value of a unit for a Subaccount for the prior Valuation Period by the net investment factor for the Subaccount for the current valuation period.

Net Investment Factor. The net investment factor is an index we use to measure the investment performance of a Subaccount from one Valuation Period to the next. The net investment factor for any Subaccount for any Valuation Period reflects the change in the net asset value per share of the Fund held in the Subaccount from one Valuation Period to the next, adjusted for the daily deduction of the mortality and expense risk charge from assets in the Subaccount. If any “ex-dividend” date value occurs during the Valuation Period, the per share amount of any dividend or capital gain distribution is taken into account. Also, if any taxes need to be reserved, a per share charge or credit for any taxes reserved for, which is determined by us to have resulted from the operations of the Subaccount, is taken into account.

Fixed Policy Account Value. The Fixed Policy Account Value on any date on or after the Issue Date is equal to: (1) the sum of the following amounts in the Fixed Account: Net Premium allocations, Policy Account Value transfers, and interest accruals (if the date is a Policy Anniversary it also includes any dividend payments);

minus (2) the sum of any Monthly Deductions attributed to the Fixed Account, any withdrawals or transfers (including any transfer processing fee or withdrawal processing fee) from the Fixed Account, and Policy loans taken from the Fixed Account.

Death Benefits

As long as the Policy remains in force, we will pay the Death Benefit once we receive satisfactory proof of the Insured’s death, plus written direction from each eligible recipient of the Death Benefit regarding distribution of Death Benefit proceeds, and any other documents, forms and information we need to deem a Death Benefit claim in Good Order. We will pay the Death Benefit to the Beneficiary.

Amount of Death Benefit Payable. The amount of Death Benefit payable is the amount of insurance determined under the Death Benefit Option in effect on the date of the Insured’s death, plus any supplemental Death Benefit provided by riders, minus any Loan Amount on that date, and if the date of death occurred during a grace period, minus the past due Monthly Deductions.

Under certain circumstances, State Farm may further adjust the amount of the Death Benefit for reasons of material misstatements contained in the application, if the Insured dies by suicide, or if the application misstates the Insured’s Age or sex. If the Insured dies before we issue a Policy, we limit the Death Benefit payable to $1,000,000, unless the Insured is under 15 days old in which case the Death Benefit payable will not exceed $3,000.

Death Benefit Options. State Farm uses the Policy Account Value on the Insured’s date of death to determine the amount of insurance. Under Option 1, the Death Benefit is the greater of (1) the Basic Amount plus any Net Premiums received since the last Deduction Date, or (2) the applicable percentage amount of the Policy Account Value based on the Insured’s Age at the start of the current Policy Year, as determined using the table of percentages prescribed by federal income tax law. Under Option 2, the Death Benefit is the greater of (1) the Basic Amount plus the Policy Account Value, or (2) the applicable percentage amount of the Policy Account Value based on the Insured’s Age at the start of the current Policy Year, as determined using the table of percentages prescribed by federal income tax law. The percentage is 250% to Age 40 and declines thereafter as the Insured’s Age increases. The table of percentages is shown below.

Table of Percentages of Policy Account Value
Age	Percentage	Age	Percentage	Age	Percentage
0–40	250%	54	157%	68	117%
41	243%	55	150%	69	116%
42	236%	56	146%	70	115%
43	229%	57	142%	71	113%
44	222%	58	138%	72	111%
45	215%	59	134%	73	109%
46	209%	60	130%	74	107%
47	203%	61	128%	75–90	105%
48	197%	62	126%	91	104%
49	191%	63	124%	92	103%
50	185%	64	122%	93	102%
51	178%	65	120%	94	101%
52	171%	66	119%	95+	100%
53	164%	67	118%

We reserve the right to change the table if the table of percentages currently in effect becomes inconsistent with any federal income tax laws and/or regulations. Under Option 1, the Death Benefit ordinarily will not change. Under Option 2, the Death Benefit will vary directly with the Policy Account Value, which will increase or decrease depending on the investment performance of the Subaccounts, the amount of interest we credit to the Fixed Account, the premiums you pay, the Policy fees and charges we deduct, and the effect of any Policy transactions (such as transfers, withdrawals, and loans).

You select the Death Benefit Option when you apply for the Policy. If you do not select a Death Benefit Option, Option 2 will be chosen. You may change the Death Benefit Option on your Policy subject to certain rules. Changing the Death Benefit Option may have tax consequences and you should consult a tax advisor before doing so.

Changing the Basic Amount. You select the Basic Amount when you apply for the Policy. You may change the Basic Amount, subject to the following conditions:

(1)	State Farm will not permit any change that may result in your Policy being disqualified as a life insurance contract under Section 7702 of the Code.

(2)	You may only make one change (increase or decrease) during a Policy Year. To increase or decrease the Basic Amount, submit a written request in Good Order to our Variable Products processing area. Any increase in the Basic Amount must be at least $25,000 and you must submit an application, along with evidence of insurability satisfactory to State Farm. There must be enough Cash Surrender Value to make a Monthly Deduction that includes the cost of insurance for the increase.

A change in planned premiums may be advisable based on the increase in Basic Amount. See “Planned Premiums”. Also, the Minimum Premium for the Death Benefit Guarantee will increase. See “Death Benefit Guarantee”. If we approve the increase in Basic Amount, the increase will become effective as of the date you apply for it and we will adjust the Policy Account Value to the extent necessary to reflect a portion of the Monthly Deduction attributable to the increase as of the effective date and any intervening Deduction Date based on the increase in Basic Amount. The surrender charge will increase upon an increase in Basic Amount; but we also will not allow any increases after the Policy Anniversary when the Insured is age 80.

Any decrease in the Basic Amount must be at least $10,000. If a request to decrease the Basic Amount or change to Death Benefit Option 2 would reduce the Basic Amount below the stated Basic Amount minimum in the Policy, an amendment to the Policy will be provided showing the reduced amount as the new Basic Amount minimum. We will process any decrease in Basic Amount on the date we receive your written request in Good Order at our Variable Products processing area. Also, the minimum monthly premium for the Death Benefit Guarantee will decrease. State Farm will use any decrease first to reduce the most recent increase, then the next most recent increases, then the initial Basic Amount. We will not deduct a surrender charge upon a decrease in Basic Amount. We will not reduce the surrender charge upon a decrease in Basic Amount.

Changing the Basic Amount may have tax consequences and you should consult a tax advisor before doing so.

Effect of Withdrawals on the Death Benefit. A withdrawal will affect your Death Benefit in the following respects:

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If Death Benefit Option 1 is in effect, the withdrawal will also reduce the Basic Amount dollar-for-dollar. If the Basic Amount reflects increases in the Initial Basic Amount, the withdrawal will reduce first the most recent increase, and then the next most recent increase, if any, in reverse order, and finally the Initial Basic Amount.

•	If Death Benefit Option 2 is in effect, the withdrawal will not affect the Basic Amount.

Abandoned Property Requirements. Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the policy’s maturity age or date the death benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the Death Benefit, or the Beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the Death Benefit if your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designations, including full names and complete addresses, if and as they change.

Loan Benefits

You may borrow an amount(s) up to 90% of your Cash Value at any time except during the free look period. Outstanding Policy loans, including accrued interest, reduce the amount available for new loans. You may make requests for Policy loans in writing or by telephone (if we have your telephone authorization on file). See “Telephone Transactions”.

However, requests for loans over $100,000 must be in writing. In addition loan requests on the following types of Policies must be in writing:

•	Policies considered Modified Endowment Contracts.

•	Policies owned by a trust.

•	Policies that have a collateral assignment or irrevocable beneficiary designated.

•	Policies subject to a power of attorney.

Loan Account. Making a loan does not affect the Policy Account Value. However, we transfer an amount equal to the loan proceeds from the Policy Account Value in the Variable Account and Fixed Account to the Loan Account, and hold this amount as “collateral” for the loan. If you do not direct an allocation for this transfer when requesting the loan we will take it on a pro rata basis from the Fixed Account and the Variable Account. When you repay a loan, we transfer an amount equal to the repayment from the Loan Account to the Variable Account and Fixed Account and allocate this amount as you direct when submitting the repayment. If you provide no direction, we will allocate the amount in accordance with your standing instructions for Net Premium allocations.

Interest. We will charge interest daily on any outstanding Policy loan at an effective annual rate of 8.00%. For a Policy purchased on or after July 1, 2004, the annual interest on a Policy loan will be 8.00% for the first 10 Policy Years, 7.00% for Policy Years 11 through 20 and 6.50% for Policy Years 21 and later. Interest is due and payable at the end of each Policy Year while a Policy loan is outstanding. On each Policy Anniversary, any unpaid amount of loan interest accrued since the last Policy Anniversary becomes part of the outstanding loan. We transfer an amount equal to the unpaid amount of interest to the Loan Account from each Subaccount and the Fixed Account on a pro-rata basis according to the respective values in each Subaccount and the Fixed Account. On each Deduction Date, we will credit the amount in the Loan Account with interest at a minimum guaranteed annual effective rate of 6.0%. On each Deduction Date, we will transfer the interest so earned to the Subaccounts and the Fixed Account in accordance with the instructions for Net Premium allocations then in effect.

Loan Repayment. You may repay all or part of your Loan Amount at any time while the Insured is living and the Policy is in force. You must send loan repayments to our Variable Products processing area and we will credit the repayment at the end of the Valuation Period during which we receive them. State Farm does not treat a loan repayment as a premium payment and loan repayments are not subject to the 5% premium charge.

Effect of Policy Loan. A Policy loan, whether or not repaid, will affect Policy values over time (such as Policy Account Value, Cash Surrender Value, and the Death Benefit) because the investment results of the Subaccounts and current interest rates credited on Policy Account Value in the Fixed Account will apply only to the non-loaned portion of the Policy Account Value. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the Subaccounts or credited interest rates for the Fixed Account while the Policy loan is outstanding, the effect could be favorable or unfavorable.

Policy loans reduce the amount available for allocations, surrender, and transfers, and, particularly if not repaid, could make it more likely than otherwise for a Policy to terminate. If you surrender the Policy or the Death Benefit becomes payable while a Policy loan is outstanding, we will deduct the Loan Amount in calculating the surrender proceeds or Death Benefit. If the Loan Amount exceeds the Cash Value on any Deduction Date and the Death Benefit Guarantee is not in effect, the Policy will be in default. We will send you, and any assignee of record, notice of the default. You will have a 61-day grace period to submit a sufficient payment to avoid lapse. Policy loans may have tax consequences and you should consult a tax advisor before taking out a loan.

Surrender Benefits

Full Surrender. You may surrender your Policy at any time for its Cash Surrender Value, as calculated at the end of the Valuation Day when we receive your request in Good Order (or on a later date, if you so request). However, we reserve the right to reject any request with a requested withdrawal date later than 14 days after the request is signed. We will process any surrender request received in our Variable Products processing area after the close of the Valuation Period on the next Valuation Day (unless you request a later date). A surrender charge may apply. The withdrawal processing fee assessed on withdrawals does not apply to full surrender. See “Charges and Deductions, Surrender Charge”. Your Policy will terminate and cease to be in force if you surrender it for a lump sum. You cannot later reinstate the Policy. Surrendering your Policy may have tax consequences and you should consult a tax advisor before doing so.

Withdrawals. You may make withdrawals under your Policy except during the free look period. You may make withdrawal requests in writing or by telephone (if we have your telephone authorization on file). See “Telephone Transactions”. If your Policy is considered a Modified Endowment Contract, all withdrawal requests must be in writing. We will process any withdrawal request received in our Variable Products processing area before the close of a Valuation Period at the unit value(s) next determined after we receive your request in Good Order (or at a later date if you so request). We will process any withdrawal request received in our Variable Products processing area after the close of a Valuation Period on the next Valuation Day (or at a later date if you so request). However, we reserve the right to reject any request with a requested withdrawal date later than 14 days after the request is signed. The minimum withdrawal amount is $500. A withdrawal must be less than the Cash Surrender Value on the day the request for withdrawal is effective. You may not make more than four withdrawals during a Policy Year. On each withdrawal, we will assess a withdrawal processing fee equal to the lesser of $25 or 2% of the amount withdrawn. State Farm will deduct this charge from your Policy Account Value along with the withdrawal amount requested. When you request a withdrawal, you can direct us how to deduct the withdrawal from your Policy Account Value. If you provide no directions, we will deduct the withdrawal from your Policy Account Value in the Subaccounts and Fixed Account on a pro-rata basis. Making a withdrawal under your Policy may have tax consequences and you should consult a tax advisor before doing so.

A withdrawal can affect the Basic Amount, Death Benefit, and net amount at risk (which is used to calculate the cost of insurance charge (see “Charges and Deductions”)). If Death Benefit Option 1 is in effect, we will reduce the Basic Amount by the amount of the withdrawal (including the withdrawal processing fee). If the Basic Amount reflects increases in the Initial Basic Amount, the withdrawal will reduce first the most recent increase, and then the next most recent increase, if any, in reverse order, and finally the Initial Basic Amount.

Settlement Options

The Policy offers a wide variety of optional ways of receiving proceeds payable under the Policy other than in a lump sum. The Variable Products processing area can explain these options upon request. None of these options vary with the investment performance of a Variable Account. Even if the Death Benefit under the Policy is excludible from income, payments under Settlement Options may not be excludible in full. This is because earnings on the Death Benefit after the Insured’s death are taxable and payments under the Settlement Options generally include such earnings. You should consult a tax advisor as to the tax treatment of payments under Settlement Options.

payments

Requesting Payments

You must send written requests for payment (except where we authorize telephone requests) to our Variable Products processing area. We will ordinarily pay any Death Benefit, loan proceeds or surrender or withdrawal proceeds in a lump sum within seven days after receipt in Good Order at our Variable Products processing area of all the documents required for such a payment or, for surrenders and withdrawals, on a later date if you so request. All loan, surrender, and withdrawal proceeds are generally paid by check and sent to the address of record for the Policy. Other than the Death Benefit, which we determine as of the date of the Insured’s death, we will determine the amount as of the end of the Valuation Period during which our Variable Products processing area receives all required documents or, for surrenders and withdrawals, on a later date if you so request.

We may delay making a payment or processing a transfer request if:

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the disposal or valuation of the Variable Account’s assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists; or

•	the SEC, by order, permits postponement of payment to protect State Farm’s Owners.

If, pursuant to SEC rules, the Money Market Fund suspends payment of redemption proceeds in (connection with a liquidation of the Fund or due to Fund liquidity levels), we will delay payment of any transfer, withdrawal, surrender, or death benefit from the Money Market Subaccount until the Fund pays redemption proceeds.

We also may defer making payments attributable to a check that has not cleared, and we may defer payment of proceeds from the Fixed Account for a withdrawal or surrender request for up to six months from the date we receive the request.

Federal laws designed to counter terrorism and prevent money laundering by criminals may require us to reject a premium payment and/or block an Owner’s account and thereby refuse to pay any request for transfers, withdrawals, full surrenders, loans or death benefits until instructions are received from the appropriate regulators. We also may be required to provide information about the Owner or the Insured and the Policy to government agencies and departments.

Telephone Transactions

You may make certain requests under the Policy by telephone provided we have your written authorization on file at the Variable Products processing area. These include (with certain restrictions) requests for transfers, withdrawals, Policy loans, address changes, changes in premium allocation designations, and the addition of or changes to the dollar-cost averaging or portfolio rebalancing programs. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include, among others, requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions, and/or tape recording of telephone instructions. Your request for telephone transactions authorizes us to record telephone calls. If we do not employ reasonable procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. However, if we do employ reasonable procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to place limits, including dollar limits, on telephone transactions.

Telephone systems may not always be available. Any telephone system, whether it is yours, your service provider’s, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience technical difficulties or problems, you should make your transaction request in writing to our Variable Products processing area.

Other Policy Benefits and Provisions

Exchange Provision. You have the right to transfer all of your Policy Account Value to the Fixed Account. During the first two Policy Years or the first two years after an increase in Basic Amount (only the first 18 months after the Policy Date in Connecticut), we do not count such transfers for purposes of determining whether a transfer processing fee applies. In Connecticut, during the first 18 months after the Policy Date, you also have the right to request a new policy. Please see the Policy for complete details.

Supplemental Benefits. The following is a description of certain supplemental benefits that have been offered as riders to your Policy. If you elect one or more of these benefits, State Farm will deduct monthly charges for the benefits you select from your Policy Account Value as part of the Monthly Deduction See “Monthly Deduction”.

•	Accidental Death Benefit Rider. Provides a death benefit in addition to the Policy’s basic death benefit if the Insured’s death occurs as the result of an accident.

•	Guaranteed Insurability Option Rider. Allows you to increase the Basic Amount on the specific option dates without evidence of insurability.

•	Waiver of Monthly Deduction Rider. Provides for the waiver of the Monthly Deductions upon total disability of the Insured for as long as the disability continues.

•	Additional Insured’s Level Term Rider. Provides level term insurance coverage for the Insured’s spouse to spouse’s age 85. This rider may not be available in all states.

•	Children’s Term Rider. Provides term life insurance on your eligible children.

We no longer offer supplemental benefits as new riders to existing policies. These riders will remain as part of your Policy if previously selected. Additional rules and limits apply to these supplemental benefits. Please contact our Variable Products processing area for further information.

Reinstatement. If you have not surrendered the Policy, you may reinstate the Policy within five years after lapse, subject to compliance with certain conditions, including the payment of a necessary premium and submission of satisfactory evidence of insurability. See your Policy for further information.

Modifying the Policy. Upon notice to you, at any time we may make such changes in the Policy as are necessary: to assure compliance at all times with the definition of life insurance prescribed by the Code; to make the Policy, our operations, or the Variable Account’s operations conform with any law or regulation issued by any government agency to which they are subject; or to reflect a change in the operation of the Variable Account, if allowed by the Policy. Only a State Farm officer has the right to change the Policy. No other person has the authority to change the Policy or waive any of its terms. A State Farm officer must sign all endorsements, amendments, or riders in order for those documents to be valid. If we modify the Policy, we will make appropriate endorsements to the Policy.

State Farm and The Fixed Account

State Farm Life Insurance Company. State Farm is a stock life insurance company. State Farm’s Home Office is located at One State Farm Plaza, Bloomington, Illinois 61710-0001.

State Farm’s Fixed Account Option. The Fixed Account is part of State Farm’s general account assets. State Farm owns the assets in the general account, and uses its general account assets to support its insurance and annuity obligations other than those funded by separate accounts. These assets are subject to State Farm’s general liabilities from business operations. Subject to applicable law, State Farm has sole discretion over the investment of the Fixed Account’s assets.

Because of exemptive and exclusionary provisions, State Farm has not registered interests in the Fixed Account under the Securities Act of 1933, nor has State Farm registered the Fixed Account as an investment company under the 1940 Act. Accordingly, neither the Fixed Account nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Account. The disclosure regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.

The Variable Account

State Farm established the Variable Account as a separate investment account under Illinois law on December 9, 1996. State Farm owns the assets in the Variable Account and is obligated to pay all benefits under the Policies. State Farm uses the Variable Account to support the Policies as well as for other purposes permitted by law.

The Variable Account is registered with the SEC as a unit investment trust under the 1940 Act and qualifies as a “separate account” within the meaning of the federal securities laws. Such registration does not involve any supervision by the SEC of the management of the Variable Account or State Farm. State Farm has established other separate investment accounts, of which State Farm Life Insurance Company Variable Annuity Separate Account is registered with the SEC under the 1940 Act.

The Variable Account is divided into Subaccounts, each of which currently invests in shares of a specific Fund of State Farm Variable Product Trust. These Subaccounts buy and redeem Fund shares at net asset value without any sales charge. Any dividend from net investment income and distribution from realized gains from security transactions of a Fund is reinvested at net asset value in shares of the same Fund. Income, gains and losses, realized or unrealized, of a Subaccount are credited to or charged against that Subaccount without regard to any other income, gains or losses of State Farm. Assets equal to the reserves and other contract liabilities with respect to each Subaccount are not chargeable with liabilities arising out of any other business or account of State Farm. If the assets exceed the required reserves and other liabilities, State Farm may transfer the excess to its general account.

The Variable Account may include other Subaccounts that are not available under the Policy and are not otherwise discussed in this prospectus. State Farm may substitute another subaccount or insurance company separate account under the Policy if, in State Farm’s judgment, investment in a Subaccount should no longer be possible or becomes inappropriate to the purposes of the Policies, or if investment in another subaccount or insurance company separate account is in the best interest of Owners. No substitution may take place without notice to Owners and prior approval of the SEC and insurance regulatory authorities, to the extent required by the 1940 Act and applicable law.

State Farm reserves the right, subject to compliance with applicable law, to add new funds, remove existing Funds, or substitute new fund shares that are held by a subaccount for shares of a different fund. New or substitute funds may have different fees and expenses, and their availability may be limited to certain classes of purchasers.

Support for Benefits Under the Policy

The benefits under the Policy are paid by us from our general account assets and/or your Policy Account Value held in the Variable Account. It is important that you understand that payment of these benefits is not guaranteed and depends upon certain factors discussed below.

Assets in the Variable Account. You assume all of the investment risk for premiums and Policy Account Value allocated to the Subaccounts. Your Policy Account Value in the Subaccounts is part of the assets of the Variable Account. These assets may not be charged with liabilities arising from any other business that we may conduct. This means that, with very limited exceptions, all assets in the Variable Account attributable to your Policy Account Value and that of all other Policy owners would receive a priority of payment status over other claims in the event of an insolvency or receivership.

Assets in the General Account. The Policy also permits you to allocate premiums and Policy Account Value to the Fixed Account, which is part of our general account. Amounts allocated to the Fixed Account, plus any guarantees under the Policy that exceed your Policy Account Value (such as those associated with the Death Benefit), are paid from our general account. Therefore, any amounts that we may pay under the Policy in excess of Policy Account Value are subject to our financial strength and claims-paying ability.

We issue other types of insurance policies and financial products as well, such as fixed term and universal life insurance and fixed annuities and we also pay our obligations under these products from the assets in our general account. In the event of State Farm’s insolvency or receivership, payments we make from our general account to satisfy claims under the Policy would generally receive the same priority as our other policy holder obligations.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our general account. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value. We continually evaluate our investment portfolio to mitigate market risk and actively manage the investments in the portfolio.

How to Obtain More Information. We encourage both existing and prospective policyholders to read and understand State Farm’s financial statements. We prepare our financial statements on a statutory basis, as required by state regulators. Our audited statutory financial statements are included in the Statement of Additional Information (which is available at no charge by calling us toll free at (888) 702-2307, writing us at P.O. Box 2307, Bloomington, Illinois 61702-2307, or going to www.statefarm.com). In addition, the Statement of Additional Information is available on the SEC’s website at http://www.sec.gov.

Voting of Fund Shares

State Farm is the legal owner of shares held by the Subaccounts and as such has the right to vote on all matters submitted to shareholders of the Funds. However, as required by law, State Farm will vote shares held in the Subaccounts at regular and special meetings of shareholders of the Funds in accordance with instructions received from Owners with Policy Account Value in the Subaccounts.

To obtain voting instructions from Owners, before a meeting of shareholders of the Funds State Farm will send or make available to Owners voting instruction material, a voting instruction form and any other related material. It is important that each Owner provide voting instructions to State Farm because shares held by a Subaccount for which no timely instructions are received will be voted by State Farm in the same proportion as those shares for which voting instructions are received. As a result, a small number of Owners may control the outcome of a vote. Should the applicable federal securities laws, regulations or interpretations thereof change so as to permit State Farm to vote shares of the Funds in its own right, State Farm may elect to do so.

State Farm may, if required by state insurance officials, disregard Owner voting instructions if such instructions would require shares to be voted so as to cause a change in sub-classification or investment objectives of one or more of the Funds, or to approve or disapprove an investment advisory agreement. In addition, State Farm may under certain circumstances disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Funds, provided that State Farm reasonably disapproves of such changes in accordance with applicable federal regulations. If State Farm ever disregards voting instructions, State Farm will advise Owners of that action and of the reasons for such action in the next report to Owners.

Tax Considerations

Introduction. The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Please consult counsel or other competent tax advisors for more complete information. This discussion is based upon State Farm’s understanding of the present Federal income tax laws. State Farm makes no representation as to the likelihood of continuation of the present Federal income tax laws or as to how the Internal Revenue Service (the “IRS”) may interpret such laws.

Tax Status of the Policy. In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, State Farm believes that a Policy issued on the basis of a standard rate class should satisfy the applicable requirements. There is less guidance with respect to Policies issued on a substandard basis (i.e., a rate class involving higher than standard mortality risk), and it is not clear whether such a Policy would in all cases satisfy the applicable requirements, particularly if the Owner pays the full amount of premiums permitted under the Policy. If it is subsequently determined that a Policy does not satisfy the applicable requirements, State Farm may take appropriate steps to bring the Policy into compliance with such requirements and reserves the right to restrict Policy transactions in order to do so.

In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying Variable Account assets may be treated as the owners of those assets and may be subject to tax currently on income and gains produced by those assets. Although published guidance does not address certain aspects of the Contracts, we believe that the owner of a Contract should not be treated as the owner of the underlying assets. We reserve the right to modify the Contracts to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the Contracts from being treated as the owners of the underlying Variable Account assets.

In addition, the Code requires that the investments of the Variable Account be “adequately diversified” in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. State Farm intends that the Variable Account, through the Funds, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

Tax Treatment of Policy Benefits

In General. State Farm believes that the Death Benefit under a Policy should generally be excludible from the gross income of the Beneficiary. Federal, state and local gift, estate, transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or Beneficiary. Consult a tax advisor on these consequences.

Generally, the Owner will not be deemed to be in constructive receipt of the Policy Account Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by (e.g., by assignment) a Policy, the tax consequences depend on whether the Policy is classified as a “Modified Endowment Contract.”

Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as “Modified Endowment Contracts,” with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a Modified Endowment Contract. In general, a Policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the Policy causes the Policy to fail the “7-pay test.” A Policy will generally fail the 7-pay test if at any time in the first seven Policy Years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments. In addition, a Policy received in a tax-free transaction for a life insurance policy that is a Modified Endowment Contract will also be classified as a Modified Endowment Contract.

In some circumstances, if there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced amount. If there is a “material change” in the Policy’s benefits or other terms, the Policy may have to be retested as if it were a newly issued Policy. A material change may occur, for example, when the Death Benefit is increased. To prevent your Policy from becoming a Modified Endowment Contract, it may be necessary to limit premium payments or to limit reductions in benefits.

A current or prospective Owner should consult with a competent tax advisor to determine whether a premium payment or any other Policy transaction will cause the Policy to be classified as a Modified Endowment Contract. We also will monitor Policies and will attempt to notify an Owner on a timely basis if his or her Policy is in jeopardy of becoming a Modified Endowment Contract.

Distributions other than Death Benefits from Modified Endowment Contracts. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

(1)	All distributions, other than Death Benefits, such as distributions upon surrender and withdrawals, will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Policy Account Value (Cash Surrender Value for surrenders) immediately before the distribution over the Owner’s total investment in the Policy at the time. “Total investment in the contract” generally means the aggregate amount of any premiums or considerations paid for a Policy.

(2)	Loans taken from or secured by (e.g., by assignment) such a Policy are treated as distributions and taxed accordingly.

(3)

A 10 percent additional income tax is imposed on the amount included in income except where the distribution or loan is made when the Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner’s Beneficiary or designated Beneficiary.

If a Policy becomes a Modified Endowment Contract, distributions that occur during the Policy Year will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a Policy within two years before it becomes a Modified Endowment Contract may be taxed in this manner. This means that a distribution made from a Policy that is not a Modified Endowment Contract could later become taxable as a distribution from a Modified Endowment Contract. All requests for surrenders, withdrawals and loans from a Modified Endowment Contract must be in writing.

Distributions other than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions from a Policy that is not a Modified Endowment Contract are generally treated first as a recovery of an Owner’s investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a Modified Endowment Contract are generally not treated as distributions.

Finally, neither distributions from, nor loans from or secured by, a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional tax.

Withholding. To the extent that Policy distributions are taxable, they are subject to withholding for a recipient’s federal income tax liability. In most situations, recipients can elect not to have taxes withheld from distributions. However, if withholding instructions are not received at the time of the good order disbursement request, taxes will be withheld and reported to the IRS.

Life Insurance Purchases by Residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships and trusts) that are not U.S. residents. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified tax adviser regarding U.S. and foreign taxation with respect to a life insurance policy purchase.

Policy Loans. In general, interest on a loan from a Policy will not be deductible. If a loan from a Policy is outstanding when the Policy is canceled or lapses, then the amount of the outstanding loan will be taxed as if it were a distribution from the Policy. Before taking out a Policy loan, an Owner should consult a tax advisor as to the tax consequences.

Multiple Policies. All Modified Endowment Contracts that are issued by State Farm (or its affiliates) to the same Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Owner’s income when a taxable distribution occurs.

Continuation Beyond Age 100. The tax consequences of allowing the Policy to continue in force beyond the 100th birthday of the Insured are uncertain. An owner should consult a tax advisor as to those consequences.

Business Uses of the Policy. Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax advisor. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

Non-Individual Owners and Business Beneficiaries of Policies. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

Employer-owned Life Insurance Contracts. Pursuant to section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such contact. It is the employer’s responsibility to verify the eligibility of the intended insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j). These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

Guidance on Split Dollar Plans. The Sarbanes-Oxley Act of 2002 prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Split Dollar Arrangements. In addition, the IRS and Treasury Department have issued guidance that substantially affects the tax treatment of split-dollar arrangements. Consult a qualified tax advisor before entering into or paying additional premiums with respect to such arrangements.

Estate, Gift and Generation-Skipping Transfer Taxes. The transfer of the policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Owner’s estate for purposes of federal estate tax if the Insured owned the Policy. If the Owner was not the Insured, the fair market value of the Policy would be included in the Owner’s estate upon the Owner’s death. The Policy would not be includable in the Insured’s estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of a life insurance Policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Medicare Tax on Investment Income. Beginning in 2013, a 3.8% tax may be applied to some or all of the taxable portion of some distributions (such as payments under certain settlement options) from life insurance contracts to individuals whose income exceeds certain threshold amounts. You should consult a qualified tax advisor about the impact of this tax on distributions from the Policy.

Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under Federal tax law.

Our Income Taxes. At the present time, we make no charge for any Federal, state or local taxes (other than the charge for state and local premium taxes) that we incur that may be attributable to the Variable Account or its Subaccounts. We do have the right in the future to make additional charges for any such tax or other economic burden resulting from the application of the tax laws that we determine is attributable to the Variable Account or its Subaccounts.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. It is possible that any legislative change could be retroactive (that is, effective prior to the date of the change). Consult a tax advisor with respect to legislative developments and their effect on the Policy.

Additional Information

Sale of the Policies. State Farm VP Management Corp., a subsidiary of SFIM, acts as the principal underwriter and distributor of the Policies. State Farm VP Management Corp. also acts as principal underwriter for State Farm Life Insurance Company Variable Annuity Separate Account, a separate account also established by State Farm, and may act as principal underwriter for other separate accounts established by affiliates of State Farm. State Farm VP Management Corp. is a corporation organized under the laws of the state of Delaware in 1996, is registered as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the Financial Industry Regulatory Authority (FINRA). The Policies may not be available in all states. The Policies are sold by certain registered representatives of State Farm VP Management Corp. who are also appointed and licensed as State Farm insurance agents.

We pay commissions to State Farm VP Management Corp. for sales of the Policies by its registered representatives under two alternative commission schedules, depending on which schedule is elected by State Farm VP Management Corp.’s registered representatives. Under the first schedule, commissions will not exceed 40% of the premiums received up to the Primary Compensation Premium (as defined in agreements between State Farm VP Management Corp. and its registered representatives) and 3.50% of all other premiums received. Under the second schedule, commissions will not exceed 30% of the premiums received up to the first Primary Compensation Premium, 15% of the premiums received up to the next two Primary Compensation Premiums, and 4% of all other premiums received. In addition, State Farm may pay incentive bonuses, expense reimbursements or additional payments to trainee agents and term independent contractor agents. We also pay State Farm VP Management Corp.’s operating and other expenses related to distributing the Policies.

State Farm VP Management Corp. pays its registered representatives all of the commissions received for their sales of Policies. Registered representatives and their managers are also eligible for various cash benefits, such as expense reimbursements and bonuses, and non-cash compensation items that we may provide jointly with State Farm VP Management Corp. Non-cash items include conferences, seminars and trips, merchandise and other similar items. In addition, State Farm VP Management Corp.’s registered representatives who meet certain production standards and/or their managers may be eligible for additional compensation. Sales of the Policies may help registered representatives and/or their managers qualify for such benefits.

Commissions and other incentives are recouped through fees and charges deducted under the Policy.

Cyber Security Risks. We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is potentially vulnerable to disruptions from utility outages and other problems, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions) and cyber attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber attacks affecting us, any third party administrator, the Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Policy Account Value. For instance, cyber attacks may: interfere with our processing of Policy transactions, including the processing of orders with the Funds; cause the release and possible destruction of confidential customer or business information; impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses; and/or cause reputational damage. Cyber security risks may also affect the issuers of securities in which the Funds invest, which may cause the Funds underlying your Policy to lose value. There can be no assurance that we or the Funds or our service providers will avoid losses affecting your Policy that result from cyber attacks or information security breaches in the future.

Personalized Illustrations. We may provide personalized illustrations showing how the Policy works based on assumptions about investment returns and the Policy owner’s and/or Insured’s characteristics. The illustrations are intended to show how the Death Benefit, Policy Account Value, and Cash Surrender Value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Separate Account equal to specified constant after-tax rates of return. One of the gross rates of return will be 0%. Gross rates of return do not reflect the deduction of any charges and expenses. The illustrations will be based on specified assumptions, such as Basic Amount, premium payments, Insured, rate class, and Death Benefit Option. Illustrations will disclose the specific assumptions upon which they are based. Values will be given based on guaranteed mortality and expense risk and other charges and may also be based on current mortality and expense risk and other charges.

The illustrated Death Benefit, Policy Account Value, and Cash Surrender Value for a hypothetical Policy would be different, either higher or lower, from the amounts shown in the illustration if the actual gross rates of return averaged the gross rates of return upon which the illustration is based, but varied above and below the average during the period, or if premiums were paid in other amounts or at other than annual intervals. For example, as a result of variations in actual returns, additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the periods shown or to realize the Policy values shown in particular illustrations even if the average rate of return is realized.

Litigation. State Farm and its affiliates, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although we cannot predict the outcome of any litigation with certainty, State Farm believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse effect on the Variable Account, the ability of State Farm VP Management Corp. to perform under its principal underwriting agreement with the Variable Account, or the ability of State Farm to meet its obligations under the Policies.

Financial Statements. Our financial statements and the financial statements of the Variable Account are contained in the SAI. Our financial statements should be distinguished from the Variable Account’s financial statements and you should consider our financial statements only as bearing upon our ability to meet our obligations under the Policies. For a free copy of these financial statements and/or the SAI, please call or write to us at our Variable Products processing area or visit us online at www.statefarm.com.

Index of Terms

This prospectus uses the following special terms:

Age — Age means the age on the Insured’s last birthday as of the Policy Date and each Policy Anniversary. If the Policy Date falls on the Insured’s birthday, the Age will be the age the Insured reaches on the Policy Date.

Basic Amount — The amount of coverage on the Insured provided by the basic plan.

Cash Value — Policy Account Value less any applicable surrender charge.

Cash Surrender Value — Cash Value less any Loan Amount.

Death Benefit — The amount of insurance provided under the Policy determined by the Death Benefit Option and any insurance amounts provided by riders. State Farm will reduce the amount payable on the Insured’s death by any Loan Amount and any unpaid Monthly Deductions.

Deduction Date — The Policy Date and each monthly anniversary of the Policy Date.

Fund — An investment portfolio of the State Farm Variable Product Trust and an underlying investment option under the Policy.

Good Order — The actual receipt of the requested transaction in writing (or by telephone, if we have your telephone authorization on file), along with all information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes your completed application, the Policy number, the transaction amount (in dollars), the names of and allocations to and/or from the Subaccounts affected by the requested transaction, the signatures of all Policy Owners, exactly as registered on the Policy (unless by proper telephone authorization), social security number or taxpayer I.D. and any other information or supporting documentation that we may require. With respect to premium payments, “Good Order” also generally includes receipt of sufficient funds by us to effect the transaction. We cannot process your requests for transactions relating to the Policy until we have received them in Good Order at our Variable Products processing area. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.

Insured — The person upon whose life State Farm issues the Policy.

Issue Date — The date State Farm issues the Policy.

Loan Account — A part of our general account to which we transfer Policy Account Value in the Variable Account and the Fixed Account to provide collateral for any loan you take under the Policy.

Loan Amount — The sum of all outstanding Policy loans including both principal plus accrued interest.

Loan Policy Account Value — The value of the Loan Account for this Policy.

Maturity Date — For Policies issued in Texas and Maryland, the Maturity Date is the Policy Anniversary when the Insured is Age 100.

Minimum Monthly Premium — The amount shown on the Schedule pages of your Policy. We determine the Minimum Monthly Premium for your Policy based on the Insured’s Age, sex and rate class, the Basic Amount, and any supplemental benefits.

Minimum Premium — For any Policy Month during the first 10 Policy Years (first 9 Policy Years for Policies issued in Texas) the cumulative Minimum Monthly Premium required to keep the Death Benefit Guarantee in effect.

Net Premium — Premium less the 5% premium charge.

Policy — The variable life insurance policy described in this prospectus. The Policy contains the Basic Plan, any amendments, endorsements and riders, and a copy of the application. The Policy is the entire contract.

Policy Account Value — The combined value of your Policy in all of the Subaccounts of the Variable Account, the Fixed Account, and the values held in our general account to secure Policy loans.

Policy Anniversary — The same day and month as the Policy Date each year that the Policy remains in force.

Policy Date — If we issue the Policy as applied for and we receive the premium before the Issue Date, the Policy Date is the later of the application date or the date we receive the premium. Otherwise, the Policy Date is the Issue Date. We measure Policy Months, Years and Anniversaries from the Policy Date. The Policy Date cannot be the 29th, 30th, or 31st day of any month. If we receive the initial premium on the 29th, 30th or 31st of any month, the Policy Date will be the 1st of the following month.

terms

Policy Month — A 1-month period starting with the same day as the Policy Date each month that the Policy remains in force.

Policy Year — Any 12-month period starting with the Policy Date or a Policy Anniversary.

SAI — The Statement of Additional Information (“SAI”) that contains additional information regarding the Policy. The SAI is not a prospectus, and should be read together with the prospectus. You may obtain a copy of the SAI by writing or calling us at our Variable Products processing area. The Table of Contents for the SAI appears on the last page of this prospectus.

Trust — State Farm Variable Product Trust.

Valuation Day — Each day on which the New York Stock Exchange is open for business except for a day that a Subaccount’s corresponding Fund does not value its shares.

Valuation Period — The period that starts at the close of regular trading on the New York Stock Exchange on any Valuation Day and ends at the close of regular trading on the next succeeding Valuation Day.

Variable Products processing area — Three State Farm Plaza South, N-1, Bloomington, Illinois 61791-0001, 1-888-702-2307.

table of

contents

Statement of Additional Information

THE POLICY MAY NOT BE AVAILABLE IN ALL JURISDICTIONS.

THIS PROSPECTUS CONSTITUTES AN OFFERING ONLY IN

THOSE JURISDICTIONS WHERE SUCH OFFERING

MAY LAWFULLY BE MADE.

APPENDIX A

Example of Surrender Charges

Beginning		Policy Issued to Insured Age 35				Policy Issued to Insured Age 50
Policy Year	Policy Month	$100,000 Initial Basic Amount		$50,000 Increase In Basic Amount, Policy Beginning of Year 16 (Age 50)		$100,000 Initial Basic Amount		$50,000 Increase in Basic Amount, Beginning of Year 16 (Age 65)
1	1	$21.50	*	$0.00		$53.00	*	$0.00
1	6	129.00		0.00		318.00		0.00
1	12	258.00		0.00		636.00		0.00
2	6	387.00		0.00		954.00		0.00
2	12	516.00		0.00		1,272.00		0.00
3	1	516.00		0.00		1,272.00		0.00
4	1	516.00		0.00		1,272.00		0.00
5	1	516.00		0.00		1,272.00		0.00
6	1	516.00		0.00		1,272.00		0.00
7	1	412.80		0.00		1.017.60		0.00
8	1	309.60		0.00		763.20		0.00
9	1	206.40		0.00		508.80		0.00
10	1	103.20		0.00		254.40		0.00
11	1	0.00		0.00		0.00		0.00
12	1	0.00		0.00		0.00		0.00
13	1	0.00		0.00		0.00		0.00
14	1	0.00		0.00		0.00		0.00
15	1	0.00		0.00		0.00		0.00
16	1	0.00		26.50	*	0.00		40.42	*
16	6	0.00		159.00		0.00		242.50
16	12	0.00		318.00		0.00		485.00
17	6	0.00		477.00		0.00		727.50
17	12	0.00		636.00		0.00		970.00
18	1	0.00		636.00		0.00		970.00
19	1	0.00		636.00		0.00		970.00
20	1	0.00		636.00		0.00		970.00
21	1	0.00		636.00		0.00		970.00
22	1	0.00		508.80		0.00		776.00
23	1	0.00		381.60		0.00		582.00
24	1	0.00		254.40		0.00		388.00
25	1	0.00		127.20		0.00		194.00
26	1	0.00		0.00		0.00		0.00

*

In this example, the Surrender Charge increases by approximately this amount each month through the first 2 years after issue or increase. The Surrender Charge then remains level through the end of the 6th year. Starting at the beginning of the 7th year after issue or increase, the surrender charge decreases by 1/5 at the beginning of each year, until it is zero in the 11th year.

Business Continuity Plan Disclosure for State Farm VP Management Corp.

State Farm VP Management Corp. has developed a Business Continuity Plan on how we will respond to events that significantly disrupt our business. Since the timing and impact of disasters and disruptions is unpredictable, we will have to be flexible in responding to actual events as they occur. With that in mind, we are providing you with this information on our business continuity plan.

Contacting Us — After a significant business disruption contact us as you usually do at 1-800-447-4930. Our plan is to have that number working as soon as possible after a disruption. You may also go to our web site at statefarm.com®.

Our Business Continuity Plan — We plan to quickly recover and resume business operations as soon as possible after a significant business disruption and respond by safeguarding our employees and property, making a financial and operational assessment, protecting the firm’s books and records, and allowing our customers to transact business. In short, our business continuity plan is designed to permit our firm to resume operations as quickly as possible, given the scope and severity of the significant business disruption.

Our business continuity plan addresses: data back-up and recovery; all mission critical systems; financial and operational assessments; alternative communications with customers, employees, and regulators; alternate physical location of employees; critical supplier, contractor, bank and counter-party impact; regulatory reporting; and procedures to help ensure that our customers have prompt access to their funds and securities if we are unable to continue our business.

Our business continuity plan may be revised or amended. If changes are made, an updated summary will be promptly posted on our website (statefarm.com® ) or you may obtain an updated summary by calling us at the number below and requesting that a written copy be mailed to you.

Varying Disruptions — Significant business disruptions can vary in their scope, such as only our firm, a single building housing our firm, the business district where our firm is located, the city where we are located, or the whole region. Within each of these areas, the severity of the disruption can also vary from minimal to severe. In a disruption to only our firm or a building housing our firm, we may transfer our operations to a local site when needed and expect to recover and resume business within 1 business day. In a disruption affecting our business district, city, or region, we will transfer our operations to a site outside of the affected area, and expect to recover and resume business within 3 business days. In either situation, we plan to continue in business, transfer operations if necessary, and notify you through our web site statefarm.com®, or our customer number how to contact us. In the unlikely event that the significant business disruption is so severe that it prevents us from remaining in business, our plan provides procedures to help ensure that our customers have prompt access to their funds and securities.

In all of the situations described above, in light of the various types of disruptions that could take place and that every emergency poses unique problems, it may take longer to resume operations during any particular disruption. If you have questions about our business continuity planning, you can contact us at 1-800-447-4930.

To learn more about the Policy, you should read the SAI dated the same date as this prospectus. The Table of Contents for the SAI appears on the last page of this prospectus. For a copy of the SAI, to receive personalized illustrations of Death Benefits, Cash Surrender Values, and Policy Account Values, and to request other information about the Policy, without charge, please call us at (888) 702-2307 or write to us at our Variable Products processing area at Three State Farm Plaza South, N-1, Bloomington, Illinois 61791-0001.

The SAI has been filed with the SEC and is incorporated by reference into this prospectus and is legally a part of this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC., or may be obtained upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, N.E. Washington, DC 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

State Farm VP Management Corp. serves as the principal underwriter and distributor of the Policies. More information about State Farm VP Management Corp. and its registered persons is available at http://www.finra.org or by calling 1-800-289-9999. You also can obtain an investor brochure from the Financial Industry Regulatory Authority (FINRA) describing its Public Disclosure Program.

Issued By:

State Farm Life Insurance Company

(Not licensed in MA, NY, or WI)

State Farm Life and Accident Assurance Company

(Licensed in NY and WI)

Home offices: Bloomington, Illinois

1-888-702-2307

Investment Company Act File No. 811-08013

www.statefarm.com

State Farm VP Management Corp. (Underwriter & Distributor of Securities Products) One State Farm Plaza Bloomington, Illinois 61710-0001

231-3549.22-CH	Printed in U.S.A.

STATE FARM LIFE INSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT

(Registrant)

STATE FARM LIFE INSURANCE COMPANY

(Depositor)

P.O. Box 2307

Bloomington, Illinois 61702-2307

Telephone (888) 702-2307

STATEMENT OF ADDITIONAL INFORMATION

Individual Flexible Premium Variable Universal Life Insurance Policy

This Statement of Additional Information (“SAI”) contains additional information regarding the flexible premium variable universal life insurance policy (the “Policy”) offered by State Farm Life Insurance Company (“State Farm,” “we,” “us,” or “our”). This SAI is not a prospectus, and should be read together with the prospectus for the Policy dated May 1, 2018, and the prospectus for the State Farm Variable Product Trust (the “Trust”). You may obtain a copy of these prospectuses by writing or calling us at our address or phone number shown above. Capitalized terms in this SAI have the same meanings as in the prospectus for the Policy.

The date of this Statement of Additional Information is May 1, 2018.

STATEMENT OF ADDITIONAL INFORMATION

ADDITIONAL POLICY INFORMATION

Incontestability

The Policy limits our right to contest the Policy as issued or as increased, for reasons of material misstatements contained in the application, after it has been in force during the Insured’s lifetime for a minimum period, generally for two years from the Issue Date of the Policy or effective date of the increase.

Misstatement of Age or Sex

State Farm will adjust the Death Benefit if the application misstates the Insured’s Age or sex.

Limited Death Benefit—Suicide Exclusion

The Policy limits the Death Benefit if the Insured dies by suicide generally within two years after the Issue Date of the Policy or effective date of the increase.

Assignment

You may assign the Policy subject to its terms. We are not deemed to know of an assignment unless we receive a written copy of it at our Variable Products processing area. We assume no responsibility for the validity or effect of any assignment. In certain circumstances, an assignment may be a taxable event. See “Tax Considerations” in the prospectus.

Change of Owner

When allowed by law, you may change the Owner of the Policy by sending a written request to our Variable Products processing area while the Insured is alive and the Policy is in force. The change will take effect the date you sign the written request, but the change will not affect any action we have taken before we receive the written request. A change of Owner does not change the Beneficiary designation. A change of Owner may have adverse tax consequences. You should consult a tax advisor before changing an Owner.

The Beneficiary

You designate the Beneficiary(ies) when you apply for the Policy. The Beneficiary is entitled to the insurance benefits under the Policy. You may change the Beneficiary or the order of payment during the Insured’s lifetime by providing a written request to the Variable Products processing area. We will effect your change on the date you sign the request or on any later date specified in the request, but the change will not affect any action we have taken before we receive the request. When the Insured dies, we will make payment in equal shares to the primary Beneficiary(ies) living when payment is made. If a primary beneficiary dies after the first payment is made, we will pay that primary beneficiary’s unpaid share in equal shares to the other primaries living when payment is made. If the last primary beneficiary dies, we will make payment in equal shares to the successor beneficiaries living when payment is made. If a successor dies when receiving payments, we will pay that successor’s unpaid share in equal shares to the other successors living when payment is made. If, at any time, no primary or successor is alive, we will make a one sum payment in equal shares to the final beneficiaries. If, at any time, no beneficiary is living, we will make a one-sum payment to you, if you are alive when payment is made. Otherwise, we will make a one-sum payment to the estate of the last survivor of you and all Beneficiaries.

Dividends

The Policy is participating. However, we do not anticipate paying any dividends on the Policy.

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Changing Death Benefit Options

You may change the Death Benefit Option on your Policy subject to the following rules:

You must submit each change by written request that we receive at our Variable Products processing area, and you may only change the Death Benefit Option once in any Policy Year. We will process each change on the date we receive your written request at our Variable Products processing area. We will send you revised Policy schedule pages reflecting the new Death Benefit Option and the effective date of the change.

If you request a change from Option 1 to Option 2, the Basic Amount will be decreased by the Policy Account Value on the effective date of the change. When you make a change from Option 2 to Option 1, the Basic Amount after the change will be increased by the Policy Account Value on the effective date of the change. The minimum monthly premium for the Death Benefit Guarantee will also change when you change a Death Benefit Option. Changing the Death Benefit option may have tax consequences and you should consult a tax advisor before doing so.

RELATIONSHIPS WITH THE COMPANIES THAT MAINTAIN THE BENCHMARK INDICES

Standard & Poor’s

“Standard & Poor’s®”, “S&P®”, “S&P 500®”, “Standard & Poor’s 500” and “500” are trademarks of McGraw-Hill Financial and have been licensed for use by State Farm and the Trust. Neither the State Farm Variable Universal Life Policy, the Large Cap Equity Index Fund, nor the Stock and Bond Balanced Fund (the “Product and the Funds”) is sponsored, endorsed, sold or promoted by Standard & Poor’s Financial Services LLC, a division of McGraw-Hill Financial (“S&P”).

S&P makes no representation or warranty, express or implied, to the Owners of the Product and the Funds or any member of the public regarding the advisability of investing in securities generally or in the Product and Funds particularly or the ability of the S&P 500 Index to track general stock market performance. S&P’s only relationship to State Farm and the Trust is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to State Farm, the Trust, the Product, or the Funds. S&P has no obligation to take the needs of State Farm, the Trust or the Owners of the Product or the Funds into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Product or the Funds or the timing of the issuance or sale of the Product or the Funds or in the determination or calculation of the equation by which the Product or the Funds are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Product or the Funds.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by State Farm, the Trust, Owners of the Product and Funds, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

Frank Russell Company

(1)

The Russell 2000® Index and Russell Midcap® Index are trademark/service marks of the Frank Russell Company. Russell™ is a trademark of the Frank Russell Company. The Small Cap Equity Index Fund and Small/Mid Cap Equity Fund are not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell

2

Company. Frank Russell Company is not responsible for and has not reviewed the prospectus for the Small Cap Equity Index Fund and Small/Mid Cap Equity Fund nor any associated literature or publications and Frank Russell Company makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

(2)	Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change its Index. Frank Russell Company has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the Index.

(3)	Frank Russell Company’s publication of the Index in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all securities upon which the Index is based. Frank Russell Company makes no representation, warranty, or guarantee as to the accuracy, completeness, reliability, or otherwise of the Index or any data included in the Index. Frank Russell Company makes no representation or warranty regarding the use, or the results of use, of the Index or any data included therein, or any security (or combination thereof) comprising the Index. Frank Russell Company makes no other express or implied warranty, and expressly disclaims any warranty, of any kind, including, without means of limitation, any warranty of merchantability or fitness for a particular purpose with respect to the Index or any data or any security (or combination thereof) included therein.

MSCI, Inc.

The MSCI Europe, Australasia, and Far East Free (EAFE® Free) Index is the exclusive property of MSCI, Inc. MSCI is a service mark of MSCI, Inc. and has been licensed for use by the Trust. The International Equity Index Fund (the “International Fund”) is not sponsored, endorsed, sold or promoted by MSCI, Inc. MSCI, Inc. makes no representation or warranty, express or implied, to the Owners of this International Fund or any member of the public regarding the advisability of investing in funds generally or in this International Fund particularly or the ability of the MSCI EAFE Free Index to track general stock market performance. MSCI, Inc. is the licensor of certain trademarks, service marks and trade names of MSCI, Inc. and of the MSCI EAFE Free Index which is determined, composed and calculated by MSCI, Inc. without regard to the issuer of this International Fund. MSCI, Inc. has no obligation to take the needs of the issuer of this International Fund or the Owners of this International Fund into consideration in determining, composing or calculating the MSCI EAFE Free Index. MSCI, Inc. is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of this International Fund to be issued or in the determination or calculation of the equation by which this International Fund is redeemable for cash. MSCI, Inc. has no obligation or liability to Owners of this International Fund in connection with the administration, marketing or trading of this International Fund. Although MSCI, Inc. shall obtain information for inclusion in or for use in the calculation of the Index from sources which MSCI, Inc. considers reliable, neither MSCI, Inc. nor any other party guarantees the accuracy and/or the completeness of the Index or any data included therein. Neither MSCI, Inc. nor any other party makes any warranty, express or implied, as to results to be obtained by the Trust, the Trust’s customers and counterparties, Owners of the International Fund, or any other person or entity from the use of the Index or any data included therein in connection with the rights licensed hereunder or for any other use. Neither MSCI, Inc. nor any other party makes any express or implied warranties, and MSCI, Inc. hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall MSCI, Inc. or any other party have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

3

ADDITIONAL INFORMATION

The Compliance and Ethics Forum for Life Insurers

We and State Farm Life and Accident Assurance Company are members of The Compliance and Ethics Forum for Life Insurers (CEFLI). CEFLI is an independent and voluntary organization created by the American Council of Life Insurance (ACLI) to improve customer confidence in the life insurance industry. Life insurers that are members of CEFLI agree to meet and maintain high standards of ethical conduct in their dealings with consumers for individual life insurance and annuity products.

Potential Conflicts of Interest

The Funds currently sell shares to separate accounts to serve as the underlying investment for both variable life insurance policies and variable annuity contracts. We currently do not foresee any disadvantage to Owners arising from the sale of shares to support variable life insurance policies and variable annuity contracts. However, we will monitor events in order to identify any material irreconcilable conflicts that may possibly arise. In that event, we would determine what action, if any, should be taken in response to those events or conflicts. In addition, if we believe that a Fund’s response to any if those events or conflicts insufficiently protects Owners, we will take appropriate action on our own, including withdrawing the Variable Account’s investment in that Fund.

The Funds also may sell shares directly to certain pension and retirement plans qualifying under Section 401 of the Internal Revenue Code of 1986, as amended. As a result, there is a possibility that a material conflict may arise between the interests of Owners of this Policy or other policies or contracts (including policies issued by other companies), and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the Fund as an investment option under the Policies or replacing the Fund with another fund.

See the Trust’s prospectus for more detail.

Addition, Deletion or Substitution of Investments

Where permitted by applicable law, we may:

(1)	create new separate accounts;

(2)	combine separate accounts, including the Variable Account;

(3)	add new Subaccounts to or remove existing Subaccounts from the Variable Account or combine Subaccounts;

(4)	make any Subaccount available to such classes or policies as we may determine;

(5)	add new funds or remove existing Funds;

(6)	substitute new funds for any existing Fund if shares of the Fund are no longer available for investment or if we determine investment in a Fund is no longer appropriate in the light of the purposes of the Variable Account;

(7)	deregister the Variable Account under the 1940 Act if such registration is no longer required; and

(8)	operate the variable Account as a management investment company under the 1940 Act or in any other form permitted by law.

The investment policy of the Variable Account will be changed only with the approval of the insurance supervisory official of the state in Illinois, our State of domicile. The investment policy of the Variable Account is to invest in one or more investment companies. The process for such approval is on file.

4

Safekeeping of Account Assets

We hold the Variable Account’s assets physically segregated and apart from the general account. We maintain records of all purchases and sale of portfolio shares by each of the Subaccounts. A fidelity bond in the amount of $5 million covering our directors, officers, and employees has been issued by National Union Fire Insurance Company.

Reports to Policy Owners

State Farm maintains records and accounts of all transactions involving the Policy, the Variable Account, the Fixed Account and the Loan Account at its Variable Products processing area. Each year, or more often if required by law, we will send you a report showing information about your Policy for the period covered by the report. State Farm also will send you an annual and a semi-annual report for each Fund underlying a Subaccount to which you have allocated Policy Account Value, as required by the 1940 Act. In addition, when you pay premiums (other than by pre-authorized checking account deduction) or if you take out a Policy loan, make transfers or make withdrawals, you will receive a written confirmation of these transactions.

Principal Underwriter

State Farm VP Management Corp., the principal underwriter of the Policy, is located at One State Farm Plaza, Bloomington, Illinois 61710-0001. State Farm VP Management Corp. is affiliated with State Farm Life Insurance Company because each company is directly or indirectly owned by State Farm Mutual Automobile Insurance Company. State Farm VP Management Corp. received $755,719 in 2017, $2,059,217 in 2016 and $2,162,535 in 2015 as commissions for serving as principal underwriter of the Policy. State Farm VP Management Corp. did not retain any commissions in 2017, 2016 and 2015.

We discontinued new sales of the Policy during the latter half of 2008; however, we will continue to administer existing Policies and will continue to accept premiums and permit transfers for such Policies.

Underwriting Procedures

State Farm will follow its established insurance underwriting procedures for life insurance designed to determine whether the proposed Insured is insurable. This process may involve such verification procedures as medical examinations and may require that further information be provided about the proposed Insured before a determination can be made.

Experts

The statutory statements of admitted assets, liabilities, and capital and surplus of State Farm Life Insurance Company as of December 31, 2017 and 2016, and the related statutory statements of operations and changes in capital and surplus, and cash flows for the years ended December 31, 2017, 2016 and 2015, included in this Statement of Additional Information have been so included in the reliance on the report of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, given on the authority of said firm as experts in accounting and auditing.

As stated in their report, these financial statements were prepared by the Company in conformity with the accounting practices prescribed or permitted by the Illinois Department of Insurance (statutory basis), which is a basis of accounting other than accounting principles generally accepted in the United States of America (GAAP). The effects on the financial statements of the variances between the statutory basis of accounting and GAAP, although not reasonably determinable, are presumed to be material. Therefore, their report contains an adverse opinion on the financial statements of the Company in conformity with GAAP, but an unqualified opinion in conformity with statutory basis accounting.

5

The statements of assets and policy owners’ equity and surplus of the State Farm Life Insurance Company Variable Life Separate Account at December 31, 2017, and the results of its operations for the year then ended, and the changes in its policy owners’ equity and surplus for each of the two years in the period ended December 31, 2017, included in this Statement of Additional Information have been so included in the reliance on the report of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, given on the authority of said firm as experts in accounting and auditing.

The Company

We are an Illinois stock life insurance company and are wholly owned by State Farm Mutual Automobile Insurance Company, an Illinois mutual insurance company. We were incorporated in 1929 and have been continuously engaged in the life insurance business since that year. We are subject to regulation by the Insurance Department of the State of Illinois, as well as by the insurance departments of all other states and jurisdictions in which we do business. We sell insurance in 47 states and the District of Columbia. We submit annual statements on our operations and finances to insurance officials in such states and jurisdictions. The Policy described in the prospectus and this SAI has been filed with and, where required, approved by, insurance officials in those jurisdictions where it is sold.

Other Information

State Farm has filed a registration statement under the Securities Act of 1933, as amended, with the SEC relating to the offering described in the prospectus. The prospectus and SAI do not include all the information set forth in the registration statement. Statements contained in this SAI concerning the content of the Policies and other legal instruments are intended to be summaries. You may obtain the omitted information at the SEC’s principal office at 100 F Street, N.E., Washington, DC 20549 by paying the SEC’s prescribed fees. The omitted information is also available at the SEC’s Internet site (http://www.sec.gov).

Financial Statements

The audited statutory statements of admitted assets, liabilities, and capital and surplus of State Farm Life Insurance Company as of December 31, 2017 and 2016, and the related statutory statements of operations and changes in capital and surplus, and cash flows for the years ended December 31, 2017, 2016 and 2015, as well as the Report of the Independent Registered Public Accounting Firm, appears in this SAI. Our financial statements should be considered only as bearing on our ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

Statements of assets and policy owners’ equity and surplus of the State Farm Life Insurance Company Variable Life Separate Account at December 31, 2017, and the results of its operations for the year then ended, and the changes in its policy owners’ equity and surplus for each of the two years in the period ended December 31, 2017, also appear in the SAI.

The audits were conducted in accordance with standards of the Public Company Accounting Oversight Board (United States).

6

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Report on Audits of Financial Statements—Statutory Basis

For the Years Ended December 31, 2017, 2016, and 2015

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Table of Contents

Page(s)
Independent Auditor’s Report	F-1-2

Financial Statements:

Statements of Admitted Assets, Liabilities, Capital and Surplus—Statutory Basis as of December 31, 2017 and 2016	F-3

Statements of Operations and Change in Capital and Surplus—Statutory Basis for the years ended December 31, 2017, 2016, and 2015	F-4

Statements of Cash Flows—Statutory Basis for the years ended December 31, 2017, 2016, and 2015	F-5

Notes to Financial Statements—Statutory Basis	F-6-41

Independent Auditor’s Report on Supplemental Financial Information	F-43

Supplemental Schedule of Assets and Liabilities for the year ended December 31, 2017	F-44-45

Supplemental Summary Investment Schedule for the year ended December 31, 2017	F-46-47

Supplemental Investment Risk Interrogatories for the year ended December 31, 2017	F-48-53

Report of Independent Auditors

To the Board of Directors of

State Farm Life Insurance Company

We have audited the accompanying statutory financial statements of State Farm Life Insurance Company (the “Company”), which comprise the statutory statements of admitted assets, liabilities and surplus as of December 31, 2017 and 2016 and the related statutory statements of income and changes in surplus, and of cash flows for each of the three years in the period ended December 31, 2017.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Illinois Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Illinois Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

PricewaterhouseCoopers LLP, One North Wacker, Chicago, IL 60606
T: (312) 298 2000, F: (312) 298 2001, www.pwc.com/us

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2017 and 2016, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2017.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2017 and 2016, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2017, in accordance with the accounting practices prescribed or permitted by the Illinois Department of Insurance described in Note 2.

February 23, 2018

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Statements of Admitted Assets, Liabilities, Capital and Surplus—Statutory Basis (in thousands)

As of December 31, 2017 and 2016

ADMITTED ASSETS	2017	2016
Bonds:
United States government	$4,250,014	$4,463,797
Canadian government and subdivisions	33,938	48,925
Other governmental units	16,405,917	15,540,011
Industrial and other	30,255,157	29,649,665

	50,945,026	49,702,398

Stocks:
Unaffiliated common	4,324,878	3,671,890
Affiliated common	8,300	8,339

	4,333,178	3,680,229

Mortgage loans	7,845,138	6,835,858
Contract loans	4,367,201	4,343,428
Cash (Overdraft)	(18,832)	(8,952)
Cash equivalents	574,884	505,199
Short-term investments	—	395,798
Other invested assets	2,343,900	1,921,264
Accounts receivable—investment sales	15,881	200

Total cash and invested assets	70,406,376	67,375,422

Premiums deferred and uncollected	39,856	45,243
Investment income due and accrued	593,306	597,609
Net deferred tax asset	300,737	497,281
Other assets	14,449	16,911
Assets held in separate accounts	1,725,279	1,528,875

Total admitted assets	$73,080,003	$70,061,341

LIABILITIES	2017	2016
Aggregate reserves for life contracts	$46,917,074	$45,278,528
Liability for deposit type contracts	10,062,631	9,789,343
Policy and contract claims	228,842	213,703
Policyholders’ dividends due and unpaid	3,149	3,102
Dividends to policyholders payable in the following year	570,375	573,994
Advance premiums, deposits and other policy and contract liabilities	54,474	62,000
Interest maintenance reserve (IMR)	55,299	90,129
Commissions payable	82,154	81,066
Federal income taxes payable to affiliates	203,328	207,147
Postretirement benefits	354,301	351,957
Agent termination benefits	548,294	479,147
Payable to parent, subsidiaries and affiliates	60,362	61,969
Other liabilities	262,180	264,320
Liabilities related to separate accounts	1,388,088	1,252,529
Asset valuation reserve (AVR)	1,384,748	1,175,137

Total liabilities	62,175,299	59,884,071

CAPITAL AND SURPLUS

Common stock, $100 par value; 30,000 shares authorized, issued and outstanding	3,000	3,000
Paid-in surplus	21,846	21,846
Unassigned surplus	10,879,858	10,152,424

Total capital and surplus	10,904,704	10,177,270

Total liabilities, capital and surplus	$73,080,003	$70,061,341

The accompanying notes are an integral part of these financial statements.

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Statements of Operations and Change in Capital and Surplus—Statutory Basis (in thousands)

For the Years Ended December 31, 2017, 2016, and 2015

SUMMARY OF OPERATIONS	2017	2016	2015
Income:
Premiums and annuity considerations	$5,018,729	$5,418,678	$5,224,331
Net investment income	2,630,859	2,602,884	2,677,674
Other income	77,744	65,868	65,923

	7,727,332	8,087,430	7,967,928

Benefits and other expenses:
Death benefits	1,839,644	1,664,467	1,611,998
Surrender benefits and other fund withdrawals	1,237,072	1,121,321	1,128,815
Other benefits and claims	715,099	701,694	683,309
Net transfers to or (from) separate accounts	(66,862)	(63,925)	(58,912)
Increase in policy and contract reserves	1,638,546	2,240,127	2,132,100
Commissions	359,724	376,543	353,260
General insurance expenses	684,518	661,470	645,503
Taxes, licenses and fees	100,794	102,409	100,660

	6,508,535	6,804,106	6,596,733

Net gain from operations before dividends to policyholders and federal and foreign income taxes	1,218,797	1,283,324	1,371,195
Dividends to policyholders	559,891	566,109	563,416

Net gain from operations before federal and foreign income taxes	658,906	717,215	807,779
Federal and foreign income taxes incurred (excluding capital gains)	240,159	195,074	254,590

Net gain from operations before net realized capital gains or (losses)	418,747	522,141	553,189
Net realized capital gains (losses), net of transfers to the IMR less capital gains tax	47,631	10,922	91,025

Net income	$466,378	$533,063	$644,214

CAPITAL AND SURPLUS ACCOUNT	2017	2016	2015
Common stock:
Balance at beginning and end of year	$3,000	$3,000	$3,000

Paid-in Surplus:
Balance at beginning and end of year	21,846	21,846	21,846

Unassigned surplus:
Balance at beginning of year	10,152,424	9,535,074	8,976,259
Net income	466,378	533,063	644,214
Change in net unrealized capital gains (losses)	783,249	188,538	(19,885)
Change in net deferred income tax	(535,004)	(25,344)	22,527
Change in nonadmitted assets	226,301	66,972	(115,847)
Change in asset valuation reserve	(209,611)	(137,754)	(19,486)
Other changes in surplus in separate accounts statement	38,190	3,620	(11,280)
Dividends to stockholder (parent company)	(480)	(480)	(480)
Additional liability for termination benefits	(41,589)	(11,265)	59,052

Balance at end of year	10,879,858	10,152,424	9,535,074

Total capital and surplus	$10,904,704	$10,177,270	$9,559,920

The accompanying notes are an integral part of these financial statements.

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Statements of Cash Flows—Statutory Basis (in thousands)

For the Years Ended December 31, 2017, 2016, and 2015

CASH FLOW	2017	2016	2015
Cash from operations:
Premiums collected net of reinsurance	$4,727,335	$5,141,230	$4,951,535
Net investment income	2,482,619	2,448,936	2,503,310
Other income	13,697	12,912	13,793
Benefits and loss related items	(2,633,217)	(2,332,837)	(2,304,231)
Net transfers from Separate Accounts	67,071	65,387	60,067
Commissions, expenses paid and other deductions	(1,111,066)	(1,107,295)	(1,039,437)
Dividends paid to policyholders	(42,901)	(39,491)	(38,989)
Federal and foreign income taxes paid	(263,135)	(106,287)	(341,570)

Net cash from operations	3,240,403	4,082,555	3,804,478

Cash from investments:
Proceeds from investments sold, matured or repaid:
Bonds	4,005,259	3,770,869	3,649,014
Stocks	222,765	114,551	437,398
Mortgage loans	694,913	603,442	931,039
Other invested assets	214,313	169,070	115,914
Miscellaneous proceeds	—	—	4

Total investment proceeds	5,137,250	4,657,932	5,133,369

Cost of investments acquired (long term only):
Bonds	5,271,211	5,141,268	5,736,928
Stocks	138,652	113,871	268,493
Mortgage loans	1,698,332	1,642,734	1,413,187
Other invested assets	636,381	551,746	453,540
Miscellaneous applications	15,682	192	—

Total investments acquired	7,760,258	7,449,811	7,872,148
Increase in contract loans and premium notes	(146,326)	(145,163)	(126,173)

Net cash from investments	(2,476,682)	(2,646,716)	(2,612,606)

Cash from financing and miscellaneous sources:
Net deposits on deposit-type contracts and other insurance liabilities	(1,106,057)	(1,057,390)	(1,044,383)
Other cash provided (applied)	6,823	(3,211)	8,763
Dividends to stockholder paid	(480)	(480)	(480)

Net cash from financing and miscellaneous sources	(1,099,714)	(1,061,081)	(1,036,100)

Net change in cash, cash equivalents, and short-term investments	(335,993)	374,758	155,772
Cash, cash equivalents, and short-term investments, beginning of year	892,045	517,287	361,515

Cash, cash equivalents, and short-term investments, end of year	$556,052	$892,045	$517,287

Supplemental disclosures of cash flow information for non-cash transactions:
Deposit type contracts and interest credited	$1,103,840	$1,109,461	$1,080,067
Dividends held or used to pay premiums	520,561	521,320	520,517
Bond exchanges	209,988	500,156	391,822
Mortgage principal refinanced	170,324	185,924	192,506
Capitalized loan interest	170,158	167,856	162,236
Common stock exchanges	58,164	51,215	69,886
Waived premium	53,460	50,785	51,624
Other assets (Schedule BA)	706	—	—
Bonds interportfolio transfers—SFIL to SF Life (acquisition for Life and dispositions for SFIL)	—	—	18,737
Bonds interportfolio transfers—Net impact on accrued income	—	—	184

The accompanying notes are an integral part of these financial statements.

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands)

1.    Nature of Business Operations

State Farm Life Insurance Company (the Company), domiciled in Illinois, is a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company (SFMAIC). The Company is licensed in 47 states, as well as the District of Columbia. The Company primarily markets individual life and annuity products through an exclusive independent contractor agency force and by phone and internet. Individual life insurance products include traditional whole life, universal life, term insurance and variable universal life contracts which together account for approximately 90%, 81%, and 81% of premium revenue in 2017, 2016, and 2015, respectively. Individual annuity products including variable annuity contracts account for an additional 8%, 18%, and 18% in 2017, 2016, and 2015, respectively. The Company also writes a small amount of employee group life.

The Company discontinued new sales of variable products during September, 2008; however, the Company continues to administer the existing book of variable business.

The Company is the parent company of the wholly owned State Farm Health Insurance Company (SFHIC).

The insurance industry is highly regulated and deals in contractual obligations. As such, the industry is subject to the risk of changes resulting from legislative enactments, legal interpretations and regulatory actions not anticipated in pricing the product.

2.    Summary of Significant Accounting Practices

The financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the Illinois Department of Insurance.

The Illinois Department of Insurance recognizes only statutory accounting practices prescribed or permitted by the state of Illinois for determining and reporting the financial condition and results of operations of an insurance company, for determining its solvency under the Illinois insurance law. The National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed practices by the state of Illinois. During 2017, 2016, and 2015, the Company did not have any permitted practices.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. It also requires disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from these estimates. Certain amounts applicable to prior year have been reclassified to conform to the current year presentation. Management has evaluated subsequent events for recognition or disclosure through February 23, 2018, the date these financial statements were available for issuance.

The following discussion describes significant accounting practices and highlights the significant differences between statutory accounting practices followed by the Company and generally accepted accounting principles (GAAP). The effect of these differences has not been determined, but is presumed to be material.

A.    Investments

Bonds and stocks are stated at values prescribed by the NAIC. Bonds not backed by other loans, except those in or near default (i.e., NAIC 6), are stated at amortized cost using the scientific method. Bonds not backed by other loans that are in or near default are stated at the lower of amortized cost using the scientific method or fair value. Loan-backed securities, except those in or near default, are stated at amortized cost

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

using the scientific method including anticipated prepayments at the date of purchase. Loan-backed securities that are in or near default are stated at the lower of amortized cost using the scientific method or fair value. Prepayment assumptions for loan-backed securities are obtained from Interactive Data Pricing and Reference Data LLC and Bloomberg. Changes in estimated cash flows from the original purchase assumptions are accounted for using the retrospective adjustment method. There have been no changes from the retrospective adjustment method to the prospective method of valuing loan-backed securities. Stocks, other than investments in subsidiaries, are stated at fair value. Prices published by the Securities Valuation Office (SVO) of the NAIC or prices from pricing vendors are used to calculate fair value. Where a price is not available from the SVO or pricing vendors, management’s best estimate of fair value is used. Under GAAP, equity securities that have readily determinable fair values would be classified into two categories: trading and available-for-sale. Debt securities would be classified into three categories: held-to-maturity, trading and available-for-sale. Held-to-maturity securities would be reported at amortized cost. Trading securities would be reported at fair value, with unrealized gains and losses included in earnings. Available-for-sale securities would be reported at fair value, with unrealized gains and losses, net of applicable taxes, reported in a separate component of unassigned surplus.

Short-term investments, which represent investments with maturities of less than one year, are stated at amortized cost.

Mortgage loans on real estate are stated at either the outstanding principal balance for loans originated by the Company or amortized cost for loans purchased by the Company. Cash receipts and interest income on impaired loans are deposited and accounted for as they are received. Impaired loans and accrued interest income on restructured impaired loans are evaluated to determine if the accrued interest is collectible. If deemed collectible, accrued interest on impaired loans is recorded as investment income due and accrued.

All mortgage loans are placed on non-accrual status when a loan is past due greater than 90 days or earlier if concerns exist as to the ultimate collectability of principal or interest. Loans remain in non-accrual status until full repayment of remaining contractual principal and interest is expected, the loan is current and there has been six months of sustained payment performance. Any due and accrued investment income that is 180 days past due and collectible is also reported as a non-admitted asset. If the accrued interest is not collectible, it is written-off and no further interest is accrued. The Company had no voluntary reserves for mortgage loans, in excess of those established for the asset valuation reserve, at December 31, 2017 or 2016.

Contract loans are stated at the aggregate of unpaid loan balances, which are not in excess of cash surrender values of related policies. Any loans in excess of cash surrender value are non-admitted in accordance with Statement of Statutory Accounting Principles (SSAP) No. 49.

The Company’s other invested assets are comprised of ownership interests in joint ventures, partnerships, and limited liability companies. The Company carries these interests based on the underlying audited GAAP equity of the investee. Under SAP changes in these values are reflected in Surplus, whereas in GAAP these changes may be reflected in Income. Investments without audited GAAP financial statements are non-admitted with a book/adjusted carrying value of zero. No impairments were recorded during 2017. During 2016, the Company recorded an impairment of $508 on one of its investments in joint ventures, partnerships and limited liability companies.

The underlying audited statutory equity method is used for valuing its interest in the U.S. insurance subsidiary. Under GAAP reporting, all majority-owned subsidiaries would be consolidated.

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

The Company’s interest in the State Farm Liquidity Pool, LLC (the Pool), is carried at its underlying audited GAAP equity, and is reported as a cash equivalent.

Registered money market mutual funds are reported as cash equivalents and are stated at fair value.

Investment income is recorded when earned. Due and accrued investment income that is over 90 days past due or when collection is in doubt is excluded from surplus. There were no material amounts excluded in 2017 or 2016. Realized gains and losses on sale of investments are determined by the specific identification method. Net realized gains or losses are shown net of federal income tax. Unrealized gains and losses are recorded to unassigned surplus net of deferred income tax.

For any decline in the fair value of a bond, stock, or mortgage loan that is considered to be other-than-temporary, a valuation adjustment is made and recognized as a realized capital loss.

B.    Premiums Deferred and Uncollected

Premiums deferred and uncollected represent modal premiums, either due directly from policyholders and uncollected or not yet due, where policy reserves have been provided on the assumption that the full premium for the current policy year has been collected. Also, where policy reserves have been provided on a continuous premium assumption, premiums uncollected are similarly defined.

C.    Aggregate Reserves for Life Contracts

Policy reserves on life insurance are based on statutory mortality and interest rate requirements and are computed using principally net level and modified preliminary term methods with interest rates ranging primarily from 2.5% to 5.5%. The use of a modified reserve basis partially offsets the effect of immediately expensing policy acquisition costs. Policy reserves on annuities are based on statutory mortality and interest requirements with interest rates ranging from primarily 2.5% to 8%. Under GAAP, reserves are based on mortality, lapse, withdrawal and interest rate assumptions that are based on Company experience.

D.    Policyholders’ Dividends

All of the Company’s individual and group life insurance business is written on the participating basis. Subject to the provisions of law regarding return of excess premiums, the Board of Directors may authorize such dividends to policyholders upon such terms and conditions as may, in their judgment, be proper, just and equitable. The amount of dividends to be paid to policyholders is determined annually by the Company’s Board of Directors. Amounts declared and estimated to be payable to policyholders in the forthcoming year have been included in the accompanying financial statements as a liability based on approved dividend scales. Under GAAP, dividends are anticipated and may be considered as a planned contractual benefit when computing the value of future policy benefits. For the years ended December 31, 2017, 2016, and 2015, premiums under individual and group life participating policies were $4,596,528, $4,451,368, and $4,300,315 or 100% of total individual and group life premiums earned. The Company’s Statements of Operations for 2017, 2016, and 2015 includes $559,891, $566,109, and $563,416 of policyholder dividends, respectively.

The Company absolutely and irrevocably commits and guarantees that, of the total dividends apportioned for the period beginning January 1, 2018 and ending December 31, 2018, it will pay or cause to be applied during 2018, in all events, annual dividends for participating individual life and annuity policies issued after December 31, 1983, in an amount not less than $193,000. This guarantee covers policies in the aggregate only and does not confer a dividend guarantee on any specific policy.

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

E.    Federal and Foreign Income Taxes

The Company files a consolidated federal income tax return with the following companies:

State Farm Mutual Automobile Insurance Company

State Farm Fire and Casualty Company

State Farm General Insurance Company

State Farm Life and Accident Assurance Company

State Farm Health Insurance Company

State Farm Lloyds

State Farm Indemnity Company

State Farm Guaranty Insurance Company

State Farm Florida Insurance Company

State Farm International Services, Inc.

State Farm Lloyds, Inc.

State Farm Investment Management Corp. (SFIMC)

State Farm VP Management Corp.

State Farm Bank, FSB

State Farm International Holding Company

Plaza One Realty Company

Insurance Placement Services, Inc.

State Farm Realty Investment Company

Oglesby Reinsurance Company

Dover Bay Specialty Insurance Company

HiRoad Assurance Company

The consolidated federal income tax liability is apportioned to each company in accordance with an agreement authorized by each Company’s Board of Directors or Underwriters. The allocation is based upon separate return calculations after consolidating adjustments for regular and alternative minimum tax (AMT) with current credit for net losses and tax credits used by the consolidated group. Intercompany federal income tax balances are settled as follows: 1) intercompany federal income tax receivables and payables which relate to the current tax year will be settled within ninety (90) days; 2) any refunds of federal income tax will be settled within thirty (30) days of receipt of the refund; and 3) any payments of federal income tax due will be settled within thirty (30) days of payment of the tax due.

Under NAIC SAP, the deferred tax assets (DTAs) are reduced by a valuation allowance if it is more likely than not that some portion of the DTAs will not be realized. In addition, the gross DTAs are subject to an admissibility test. The admissibility test has three parts. The first part of the admissibility test determines the loss carryback potential for temporary differences that reverse corresponding to Internal Revenue Service (IRS) tax loss carryback provisions, not to exceed three years. The second part of the admissibility test applies reversal periods and adjusted capital and surplus limitations based upon risk-based capital (RBC) thresholds to determine the admitted portion of DTAs expected to be realized during a period not to exceed three years. The third part of the test permits admission of gross DTAs to the extent of gross deferred tax liabilities (DTLs). Any changes in DTAs and DTLs are recognized as a separate component of the change in unassigned surplus.

The change in the net DTA/DTL is reflected in capital and surplus under NAIC SAP whereas under GAAP, the change would be reported in income. Admissibility testing may result in a charge to capital and surplus for non-admitted portions of a DTA. Under GAAP valuation allowances relating to DTAs would be charged to income.

Under NAIC SAP, the calculation of state income taxes incurred is limited to taxes due on the current year’s taxable income and any adjustments due to changes in prior year returns. State income tax is reported as a component of taxes, licenses, and fees and is an element of pre-tax book income; deferred state income taxes are not recorded. Under GAAP, there is no admissibility test. In addition, DTAs under GAAP include all tax components (federal, state, foreign, current and deferred); changes in deferred income taxes are recorded as a component of the total tax provision instead of a direct adjustment to unassigned surplus.

The Company complies with the applicable income tax reporting and disclosure requirements pursuant to SSAP No. 101 for any uncertain tax positions. SSAP No. 101 requires that tax loss contingencies, including

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

the related interest and penalties, for current and prior years be computed in accordance with SSAP No. 5R with certain modifications. A tax loss contingency is recorded only if it is more likely than not that such a loss has been incurred. If the Company determines that no tax loss contingency should be recorded, then analysis is completed to determine if a disclosure within the financial statements is required. Per SSAP No. 101, a disclosure is made when it is reasonably possible that the total liability for the income tax loss contingency will significantly increase within 12 months of the reporting date. The Company evaluates material tax positions taken that are 50% or less likely to result in a tax loss, and therefore are not recorded, to determine whether a disclosure should be made simply because the position is significant.

The provision for federal income taxes is based on the Internal Revenue Code of 1986, as amended.

F.    Interest Maintenance Reserve and Asset Valuation Reserve

The Interest Maintenance Reserve (IMR) and Asset Valuation Reserve (AVR) are maintained in accordance with requirements prescribed by the NAIC. Realized investment gains and losses, net of tax, attributable to interest rate changes on short-term and long-term fixed income investments are deferred and held in the IMR account. Such gains and losses are then amortized over the remaining original maturity of the investment sold and the amortization is reflected in the Company’s Statements of Operations.

The AVR provides a reserve for credit-related and equity risks in a broad range of invested assets including bonds, stocks, mortgage loans, real estate, and other invested assets. Changes in the AVR are charged or credited directly to the unassigned surplus. The IMR and AVR are not calculated under GAAP.

G.    Separate Accounts

The Company has established individual variable life and individual variable annuity separate accounts as unit investment trusts registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and has issued individual variable universal life and individual variable annuity contracts as supported by Illinois Insurance Code 215 ILCS 5/245.21. A separate account is an accounting entity segregated as a discrete operation within an insurance company. Deposits received in connection with these contracts are placed in the Company’s separate accounts and general account within certain limits.

Assets held in separate accounts under variable life and variable annuity contracts are invested as designated by the contract holder in units of the subaccounts of the separate accounts. The subaccounts invest those assets in shares of mutual funds offered by the State Farm Variable Product Trust which are managed by SFIMC.

Separate account assets are reported at market value and liabilities are recorded at amounts equal to contract holder assets. Except for rights of the Company as a result of surplus contributions made to the separate accounts, contract holders are the only persons having rights to any assets in the separate accounts or to income arising from such assets. The amounts not legally insulated represent surplus contributions made to the separate accounts. Refer to Note 5 for additional disclosures.

The Company does not engage in security lending transactions within the separate accounts.

H.    Recognition of Premiums and Annuity Considerations and Related Expenses

Scheduled life premiums are recognized as revenue over the premium paying period of the related policies. Flexible and single premiums and annuity considerations are recognized as revenues as received.

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

Premiums received prior to the date of the financial statement which are due on or after the next modal premium date are recognized as a liability on the balance sheet. Acquisition costs, such as commissions and other costs related to the new business are expensed as incurred. Contracts that permit the insured to change the amount and timing of premium payments, such as universal life products are recorded as revenue when received. Under GAAP, the premiums for universal life contracts are recorded as increases to liabilities and revenue is recognized as mortality and other assessments are made to the policyholders. Additionally, acquisition costs under GAAP are capitalized and amortized over the policy period.

I.    Non-admitted Assets

Certain assets designated as “non-admitted” assets, principally non-admitted DTAs, aggregating $47,090 and $273,391 at December 31, 2017 and 2016, respectively, are not recognized by statutory accounting practices. These assets are excluded from the balance sheet, and the net change in such assets is charged or credited directly to unassigned surplus. There is no such concept under GAAP.

J.    Stockholder Dividends

The maximum amount of dividends which can be paid by state of Illinois insurance companies to shareholders without the prior approval of the Insurance Commissioner is subject to restrictions relating to statutory surplus and net income.

K.    Guaranty Fund Assessments

As of December 31, 2017 and 2016, liabilities of $18,109 and $19,255, respectively, have been recorded for guaranty fund assessments. These amounts, when recorded, represent liabilities recorded for all states in which the Company operates. Guaranty fund assessments are paid when called by the state guaranty fund associations, generally within a one to three year period. Premium tax offset assets for guaranty fund payments, as shown in the table below, are realized within five years of the payment of the guaranty fund assessment in most states.

Assets recognized from paid and accrued premium tax offsets and policy surcharges prior year-end	$13,543

Decreases current year:
Premium tax offset applied to 2017 annual returns	594
Premium tax offset applied to 2016 annual returns (under accrual)	22

Increases current year:
Premium tax offset accrual adjustment	117
Assets recognized from paid and accrued premium tax offsets and policy surcharges current year-end	$13,044

3.    Reclassifications and Reconciliation to Revised 2016 & 2015 Audited Financial Statements

In the Statements of Admitted Assets, Liabilities, Capital and Surplus, the Company reclassified certain 2016 liabilities reported as advance premiums from Advance Premiums, Deposits and Other Policy and Contract Liabilities to unearned premiums within Aggregate Reserves for Life Contracts. The amount of the reclassification was $299 million.

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

The Company has revised the Statement of Cash Flows for the year ended December 31, 2016 and 2015, to correct for non-cash items previously included in the financial statement and not separately disclosed as a supplemental disclosure. The following is a reconciliation of amounts previously reported within the Statement of Cash Flows of the 2016 and 2015 audited financial statements to the revised values included in these financial statements. The Company has concluded that the impact on the previously issued financial statements was not material.

For the Year Ended December 31, 2016	As Originally Reported	Adjustment	As Revised
Premiums collected net of reinsurance	$5,441,227	$(299,997)	$5,141,230
Net investment income	2,616,792	(167,856)	2,448,936
Benefits and loss related items	(3,493,083)	1,160,246	(2,332,837)
Dividends paid to policyholders	(560,811)	521,320	(39,491)
Net cash from operations	2,868,842	1,213,713	4,082,555

Proceeds from mortgage loans	789,366	(185,924)	603,442
Total investment proceeds	4,843,856	(185,924)	4,657,932
Cost of mortgage loans	1,828,658	(185,924)	1,642,734
Total investments acquired	7,635,735	(185,924)	7,449,811
Increase (decrease) in contract loans and premium notes	22,693	(167,856)	(145,163)
Net cash from investments	(2,814,572)	167,856	(2,646,716)

Net deposits on deposit-type contracts and other insurance liabilities	324,179	(1,381,569)	(1,057,390)
Net cash from financing and miscellaneous sources	320,488	(1,381,569)	(1,061,081)

For the Year Ended December 31, 2015	As Originally Reported	Adjustment	As Revised
Premiums collected net of reinsurance	$5,250,121	$(298,586)	$4,951,535
Net investment income	2,665,546	(162,236)	2,503,310
Benefits and loss related items	(3,435,922)	1,131,691	(2,304,231)
Dividends paid to policyholders	(559,506)	520,517	(38,989)
Net cash from operations	2,613,092	1,191,386	3,804,478

Proceeds from:
Bonds	4,040,836	(391,822)	3,649,014
Stocks	507,284	(69,886)	437,398
Mortgage loans	1,123,545	(192,506)	931,039
Total investment proceeds	5,787,583	(654,214)	5,133,369
Cost of:
Bonds	6,128,750	(391,822)	5,736,928
Stocks	338,379	(69,886)	268,493
Mortgage loans	1,605,693	(192,506)	1,413,187
Total investments acquired	8,526,362	(654,214)	7,872,148
Increase (decrease) in contract loans and premium notes	36,063	(162,236)	(126,173)
Net cash from investments	(2,774,842)	162,236	(2,612,606)

Net deposits on deposit-type contracts and other insurance liabilities	309,239	(1,353,622)	(1,044,383)
Net cash from financing and miscellaneous sources	317,522	(1,353,622)	(1,036,100)

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

4.    Investments

A.    Bonds and Other Debt Securities

The statement value and estimated fair value of investments in debt securities, including short-term investments were as follows:

	December 31, 2017
	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. governments	$4,250,014	$111,491	$(18,582)	$4,342,923
All other governments	84,564	1,597	(358)	85,803
States, territories and possessions (direct and guaranteed)	1,144,278	87,625	(15)	1,231,888
Political subdivisions of states, territories and possessions (direct and guaranteed)	3,017,912	195,417	(1,091)	3,212,238
Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities of governments and their political subdivisions	12,193,101	326,694	(60,647)	12,459,148
Industrial and miscellaneous (unaffiliated)	30,255,157	695,827	(202,190)	30,748,794

Totals	$50,945,026	$1,418,651	$(282,883)	$52,080,794

	December 31, 2016
	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. governments	$4,839,702	$144,074	$(25,088)	$4,958,688
All other governments	161,280	2,363	(763)	162,880
States, territories and possessions (direct and guaranteed)	1,157,351	95,526	(135)	1,252,742
Political subdivisions of states, territories and possessions (direct and guaranteed)	3,060,805	240,293	(1,521)	3,299,577
Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities of governments and their political subdivisions	11,209,500	395,947	(80,225)	11,525,222
Industrial and miscellaneous (unaffiliated)	29,669,558	794,439	(307,568)	30,156,429

Totals	$50,098,196	$1,672,642	$(415,300)	$51,355,538

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

The statement value and estimated fair value of debt securities by expected maturity are shown below. The expected maturity may differ from the contractual maturity for certain securities and, where applicable, is based on assumed prepayment rates, payment schedules, and known calls.

	December 31, 2017
	Statement Value	Fair Value
Due in one year or less	$2,603,773	$2,657,958
Due after one year through five years	17,821,436	18,276,903
Due after five years through ten years	25,559,634	25,997,864
Due after ten years	4,960,183	5,148,069

Totals	$50,945,026	$52,080,794

Gross proceeds and realized gains and losses, including other-than-temporary impairments, on bonds sold for the years ended December 31, consisted of:

	2017	2016	2015
Proceeds	$185,440	$278,322	$157,202
Gross gains	12,682	15,222	8,909
Gross losses	(6,774)	(13,957)	(175)

B.    Restricted Assets

Certain assets owned by the Company and reported as admitted assets in the financial statements are not under the exclusive control of the Company. These investments are held at depository institutions for the benefit of policyholders and other beneficiaries.

	2017	2016
Bonds on deposit with regulatory authorities	$2,351	$2,233
Bonds pledged as collateral	46,466	47,301
Bonds held for special purposes	226	226
Cash account held for special purposes	5,000	5,000

Totals	$54,043	$54,760

C.    Mortgage Loans

Credit quality of the mortgage portfolio is evaluated through a variety of quantitative and qualitative loan factors. The factors are used to measure weakness and assess risk levels in individual loans. Loan-to-value (“LTV”) and debt service coverage (“DSC”) ratios are two of the key quantitative factors used to identify loan risk and potential loss. LTV is the ratio of the amortized cost of a loan to the estimated value of the underlying collateral. DSC is the ratio of the cash flows from the underlying collateral to the principal and interest payments of the loan. Credit quality indicators are updated and evaluated at least annually.

The Company invests in commercial mortgage loans secured primarily by industrial, multi-family, office, and retail properties. Each loan in the portfolio is reviewed at least annually for potential impairment, delinquency, non-accrual status and ultimate collectability. During these reviews the collateral financial results, occupancy, and physical condition, as well as guarantor financial position, where applicable, and current market conditions are evaluated.

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

The Company’s recorded investments by property type and credit quality indicator were as follows:

	DSC ratio				LTV ratio
(in thousands)	Greater than 1.25	1.00-1.25	Less than 1.00	Total	Less than 80%	80%-less than 90%	90% or greater	Total
December 31, 2017:
Apartment	$2,782,244	$197,703	$43,341	$3,023,288	$3,023,288	$—	$—	$3,023,288
Retail	219,584	733,793	15,534	968,911	968,911	—	—	968,911
Office	798,385	22,330	13,427	834,142	834,142	—	—	834,142
Industrial	2,264,834	408,804	15,523	2,689,161	2,682,629	6,532	—	2,689,161
Mixed Use	82,947	19,706	—	102,653	102,653	—	—	102,653
Other	226,983	—	—	226,983	226,983	—	—	226,983

Total	$6,374,977	$1,382,336	$87,825	$7,845,138	$7,838,606	$6,532	$—	$7,845,138

December 31, 2016:
Apartment	$2,727,855	$105,713	$14,997	$2,848,565	$2,848,565	$—	$—	$2,848,565
Retail	621,470	227,215	16,456	865,141	865,141	—	—	865,141
Office	727,565	43,918	22,400	793,883	788,445	—	5,439	793,884
Industrial	1,757,894	284,520	14,723	2,057,137	2,057,136	—	—	2,057,136
Mixed Use	75,676	—	—	75,676	75,676	—	—	75,676
Other	195,456	—	—	195,456	195,456	—	—	195,456

Total	$6,105,916	$661,366	$68,576	$6,835,858	$6,830,419	$—	$5,439	$6,835,858

As of December 31, 2017 and 2016, the weighted average DSC ratios for the portfolio were 2.04 and 1.97, respectively. The weighted average LTV ratios for the portfolio were 52.8% and 52.7% as of December 31, 2017 and 2016, respectively.

The maximum lending rate for commercial mortgage loans was 4.62% and 4.63% for 2017 and 2016, respectively. The minimum lending rate for commercial mortgage loans was 3.12% and 3.0% for 2017 and 2016, respectively.

The maximum percentage of any one loan to the value of security at the time of the loan in 2017 and 2016, exclusive of insured or guaranteed mortgages or purchased money mortgages, was 88.37% and 71.79%, respectively.

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

The Company’s mortgage loan age analysis and interest rate reduction summaries were as follows:

Commercial
	Insured	All Other
2017
1. Recorded investments (all)
(a) Current	$—	$7,845,138
(b) 30-59 days past due	$—	$—
(c) 60-89 days past due	$—	$—
(d) 90-179 days past due	$—	$—
(e) 180+ days past due	$—	$—
2. Accruing interest 90-179 days past due
(a) Recorded investment	$—	$—
(b) Interest accrued	$—	$—
3. Accruing interest 180+ days past due
(a) Recorded investment	$—	$—
(b) Interest accrued	$—	$—
4. Interest reduced
(a) Recorded investment	$—	$5,821
(b) Number of loans	—	2
(c) Percent reduced	0.00%	1.89%
5. Participant or co-lender in a mortgage loan agreement
(a) Recorded investment	$—	$—

2016
1. Recorded investments (all)
(a) Current	$—	$6,835,858
(b) 30-59 days past due	$—	$—
(c) 60-89 days past due	$—	$—
(d) 90-179 days past due	$—	$—
(e) 180+ days past due	$—	$—
2. Accruing interest 90-179 days past due
(a) Recorded investment	$—	$—
(b) Interest accrued	$—	$—
3. Accruing interest 180+ days past due
(a) Recorded investment	$—	$—
(b) Interest accrued	$—	$—
4. Interest reduced
(a) Recorded investment	$—	$—
(b) Number of loans	—	—
(c) Percent reduced	0.00%	0.00%
5. Participant or co-lender in a mortgage loan agreement
(a) Recorded investment	$—	$—

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

Commercial
	Insured	All Other
2015
1. Recorded investments (all)
(a) Current	$—	$5,796,632
(b) 30-59 days past due	$—	$—
(c) 60-89 days past due	$—	$—
(d) 90-179 days past due	$—	$—
(e) 180+ days past due	$—	$—
2. Accruing interest 90-179 days past due
(a) Recorded investment	$—	$—
(b) Interest accrued	$—	$—
3. Accruing interest 180+ days past due
(a) Recorded investment	$—	$—
(b) Interest accrued	$—	$—
4. Interest reduced
(a) Recorded investment	$—	$—
(b) Number of loans	—	—
(c) Percent reduced	0.00%	0.00%
5. Participant or co-lender in a mortgage loan agreement
(a) Recorded investment	$—	$—

The Company did not record an allowance for credit losses on its mortgage loans and had no taxes, assessments or other amounts not included in the mortgage loan total. The Company’s impaired mortgage loans at December 31 were as follows:

	Statement Value	Unpaid Principal Balance	Other-Than- Temporary Impairments	Average Recorded Investment	Interest Income Recognized
2017	$—	$—	$—	$—	$—
2016	$8,506	$14,416	$8,400	$8,506	$4,000
2015	$9,013	$14,922	$8,400	$9,013	$3,485

Cash receipts are deposited and accounted for as received. Impaired loans are evaluated to determine if the accrued interest is collectible. If deemed collectible, accrued interest on impaired loans is recorded as investment income due and accrued. Any due and accrued investment income which is 180 days past due and collectible is also reported as a non-admitted asset. If the accrued interest is not collectible, it is written-off and no further interest is accrued.

The Company’s impaired mortgage loan activities at December 31 were as follows:

Commercial
	Insured	All Other
2017
1. Average recorded investment	$—	$—
2. Interest income recognized	$—	$—
3. Recorded investment on non-accrual status	$—	$—
4. Amount of interest income recognized using a cash-basis method of accounting	$—	$—

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

Commercial
	Insured	All Other
2016
1. Average recorded investment	$—	$—
2. Interest income recognized	$—	$—
3. Recorded investment on non-accrual status	$—	$—
4. Amount of interest income recognized using a cash-basis method of accounting	$—	$—

2015
1. Average recorded investment	$—	$—
2. Interest income recognized	$—	$—
3. Recorded investment on non-accrual status	$—	$—
4. Amount of interest income recognized using a cash-basis method of accounting	$—	$—

The Company reported the following statement values as of December 31, 2017 and 2016, respectively:

Mortgages in Good Standing: $7,845,138 and $6,827,352

Restructured Mortgages: $0 and $8,506

Mortgages In the Process of Foreclosure: $0 and $0

D.    Equity Investments

The cost and statement/fair value of investments in stocks and gross unrealized gains and losses from these investments were as follows:

	December 31, 2017
	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Statement/ Fair Value
Unaffiliated common	$1,865,061	$2,478,063	$(18,246)	$4,324,878
Affiliated common	3,500	4,800	—	8,300

	December 31, 2016
	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Statement/ Fair Value
Unaffiliated common	$1,840,474	$1,855,152	$(23,736)	$3,671,890
Affiliated common	34,888	4,839	(31,388)	8,339

Gross realized gains and losses, including other-than-temporary impairments, for the years ended December 31 consisted of:

	2017		2016		2015
	Gains	Losses	Gains	Losses	Gains	Losses
Unaffiliated common	$72,820	$(7,117)	$55,630	$(11,600)	$154,630	$(17,939)
Affiliated common	$4,682	$(4,423)	$—	$—	$—	$—

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

E.    Financial Instrument Impairments

On a quarterly basis, the Company evaluates its investment portfolio for other-than-temporary impairments. In evaluating whether a decline in value is other-than-temporary, management considers several factors including, but not limited to, the following:

•	The Company’s ability and intent to retain the security for a sufficient period of time for it to recover.
•	The extent and duration of the decline in value.
•	The probability of collecting all cash flows according to contractual terms in effect at acquisition or restructuring.
•	Relevant industry conditions and trends.
•	The financial condition and current and future business prospects of the issuer.

The Company had realized capital losses due to other-than-temporary declines in the fair value as follows:

	2017	2016	2015
Bonds	$6,766	$13,577	$176
Common Stocks	389	3,707	7,477
Mortgage Loans	—	—	384
Other Invested Assets	—	508	—

Total	$7,155	$17,792	$8,037

The unrealized losses due to temporary declines in the fair value of investments were as follows:

	December 31, 2017
	Less than 12 months		12 months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
U.S. governments	$430,331	$(2,106)	$650,997	$(16,476)	$1,081,328	$(18,582)
All other governments	—	—	24,427	(358)	24,427	(358)
States, territories and possessions (direct and guaranteed)	6,570	(15)	—	—	6,570	(15)
Political subdivisions of states, territories and possessions (direct and guaranteed)	85,779	(506)	41,094	(585)	126,873	(1,091)
Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities of governments and their political subdivisions	1,506,778	(8,551)	2,258,505	(52,096)	3,765,283	(60,647)
Industrial and miscellaneous (unaffiliated)	4,112,604	(54,525)	4,230,218	(147,665)	8,342,822	(202,190)

Subtotal, debt securities	6,142,062	(65,703)	7,205,241	(217,180)	13,347,303	(282,883)
Common unaffiliated stock	74,218	(7,399)	36,667	(10,847)	110,885	(18,246)

Total temporarily impaired securities	$6,216,280	$(73,102)	$7,241,908	$(228,027)	$13,458,188	$(301,129)

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

	December 31, 2016
	Less than 12 months		12 months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
U.S. governments	$1,284,052	$(24,553)	$17,724	$(535)	$1,301,776	$(25,088)
All other governments	24,711	(763)	—	—	24,711	(763)
States, territories and possessions (direct and guaranteed)	22,171	(135)	—	—	22,171	(135)
Political subdivisions of states, territories and possessions (direct and guaranteed)	108,777	(1,521)	—	—	108,777	(1,521)
Special revenue and special assessment Obligations and all non-guaranteed obligations of agencies and authorities of governments and their political subdivisions	3,341,837	(75,986)	77,169	(4,239)	3,419,006	(80,225)
Industrial and miscellaneous (unaffiliated)	9,078,718	(285,463)	265,340	(22,105)	9,344,058	(307,568)

Subtotal, debt securities	13,860,266	(388,421)	360,233	(26,879)	14,220,499	(415,300)
Common unaffiliated stock	74,099	(10,004)	52,994	(13,732)	127,093	(23,736)

Total temporarily impaired securities	$13,934,365	$(398,425)	$413,227	$(40,611)	$14,347,592	$(439,036)

Bonds

The unrealized losses on the Company’s bond investments were primarily interest related with market declines driven by changes in interest rates and credit spreads, not on fundamental credit problems of the issuers. The contractual terms of the Company’s bond investments, excluding loan-backed, do not permit the issuer to settle the securities at a price less than the amortized cost of the investment. The Company did not have the intent to sell these investments at the reporting date and does not consider these investments to be other-than-temporarily impaired at December 31, 2017.

Unaffiliated Stocks

The Company evaluates its stock investments for impairment loss by calculating unrealized losses and performing analysis at each quarter and annually. Based upon the timing and relative severity of the losses and the Company’s ability and intent to hold these investments for a reasonable period of time sufficient for a recovery of their cost basis, the Company does not consider these investments to be other-than-temporarily impaired at December 31, 2017.

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

F.    Realized Capital Gains (Losses)

The reconciliation of realized capital gains (losses) is as follows:

	December 31, 2017
	Pre-tax Gains (Losses)	Capital Gains Tax	Post-tax Gains (Losses)
Realized capital gains (losses)	$72,534	$19,157	$53,377
Less: IMR capital gains (losses)	8,840	3,094	5,746

Capital gains (losses) net of IMR	$63,694	$16,063	$47,631

	December 31, 2016
	Pre-tax Gains (Losses)	Capital Gains Tax	Post-tax Gains (Losses)
Realized capital gains (losses)	$94,863	$42,175	$52,688
Less: IMR capital gains (losses)	65,259	23,493	41,766

Capital gains (losses) net of IMR	$29,604	$18,682	$10,922

	December 31, 2015
	Pre-tax Gains (Losses)	Capital Gains Tax	Post-tax Gains (Losses)
Realized capital gains (losses)	$215,350	$79,911	$135,439
Less: IMR capital gains (losses)	69,397	24,983	44,414

Capital gains (losses) net of IMR	$145,953	$54,928	$91,025

G.    Investment in Subsidiaries

The table below is an aggregate total of all subsidiary, controlled and affiliated entities (SCAs), excluding U.S. insurance affiliates and investments in limited liability companies, limited partnerships and joint ventures. There are no non-admitted amounts related to these SCAs reflected in the Company’s Balance Sheet.

December 31, 2017
SCA Entity	Percentage of SCA Ownership	Admitted Amount	Type of NAIC Filing*	Date of Filing to the NAIC	NAIC Valuation Amount	NAIC Response Received (Y/N)	NAIC Disallowed Entity’s Valuation Method, Resubmission Required (Y/N)
SF VP Trust International Equity	82.8%	$46,147	S2	3/3/2017	$34,353	Y	N
SF VP Trust International Index Fund	38.3%	127,959	S2	3/3/2017	102,022	Y	N
SF VP Trust Large Cap Equity Fund	69.0%	55,853	S2	3/3/2017	45,123	Y	N
SF VP Trust Small/Mid Cap Equity	75.4%	56,039	S2	3/3/2017	50,135	Y	N
SF VP Trust Small Cap Index Fund	15.0%	51,193	S2	3/3/2017	44,713	Y	N

Aggregate Total		$337,191			$276,346

*	S1 – Sub-1, S2 – Sub-2 or RDF – Resubmission of Disallowed Filing

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

December 31, 2016
SCA Entity	Percentage of SCA Ownership	Admitted Amount	Type of NAIC Filing*	Date of Filing to the NAIC	NAIC Valuation Amount	NAIC Response Received (Y/N)	NAIC Disallowed Entity’s Valuation Method, Resubmission Required (Y/N)
SF VP Trust International Equity	82.5%	$34,353	S1	5/24/2016		Y	N
SF VP Trust International Index Fund	37.0%	102,022	S1	5/24/2016		Y	N
SF VP Trust Large Cap Equity Fund	67.4%	45,123	S1	5/24/2016		Y	N
SF VP Trust Small/Mid Cap Equity	74.4%	50,135	S1	5/24/2016		Y	N
SF VP Trust Small Cap Index Fund	14.2%	44,713	S1	5/24/2016		Y	N
State Farm International Life	100.0%	—	Not filed

Aggregate Total		$276,346

*	S1 – Sub-1, S2 – Sub-2 or RDF – Resubmission of Disallowed Filing

H.    Net Investment Income

The components of net investment income earned by type of investment for the years ended December 31 were as follows:

	2017	2016	2015
Bonds	$1,888,666	$1,904,824	$1,916,004
Mortgage loans	313,720	286,854	297,939
Contract loans and liens	281,494	280,830	275,439
Cash, cash equivalents, and short-term investments	6,373	2,456	353
Affiliated common stocks	1,025	48	83,740
Unaffiliated common stocks	93,491	87,896	83,606
Other	76,717	66,448	46,510

Gross investment income	2,661,486	2,629,356	2,703,591
Investment expenses	(30,627)	(26,472)	(25,917)

Net investment income	$2,630,859	$2,602,884	$2,677,674

I.    Fair Value Measurements

Fair value is defined as the price that the Company would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is used to classify fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in three broad levels as follows:

Level	1 – Unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities.

Level	2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, quoted prices for similar instruments in active markets, interest rates, yield curves and credit spreads. For assets or liabilities with a specified (contractual) term, a Level 2 input must be observable for substantially the full term of the asset or liability.

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

Level	3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available. These inputs, based on the best information available in the circumstances, would include reasonably available information about the assumptions that a market participant would use in valuing the asset or liability and might include the Company’s own data.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure the fair value of an asset or liability might be categorized within different levels of the fair value hierarchy. In those cases, the fair value measurement is categorized in its entirety in the same level of the fair value hierarchy as the lowest level input that is significant to the entire measurement.

Financial Instruments measured at fair value were as follows:

	Fair Value Measurements at December 31, 2017
Description	Level 1	Level 2	Level 3	Total	Net Asset Value (NAV) included in Level 2
Cash equivalents	$27,126	$—	$—	$27,126	$—
Stocks
Domestic common	3,857,727	—	—	3,857,727	—
Foreign common	467,151	—	—	467,151	—
Bonds
Industrial and miscellaneous	—	—	441	441	—
Separate accounts	—	1,725,279	—	1,725,279	—

Total	$4,352,004	$1,725,279	$441	$6,077,724	$—

	Fair Value Measurements at December 31, 2016
Description	Level 1	Level 2	Level 3	Total	Net Asset Value (NAV) included in Level 2
Stocks
Domestic common	$3,294,159	$—	$—	$3,294,159	$—
Foreign common	377,731	—	—	$377,731	$—
Separate accounts	—	1,528,875	—	$1,528,875	$—

Total	$3,671,890	$1,528,875	$—	$5,200,765	$—

The Company recognizes transfers between levels at the end of the reporting period. At June 30, 2017 and September 30, 2017, the Company recognized transfers of corporate bonds from Level 2 to Level 3 due to the unavailability of external prices. There were no transfers between levels in 2016.

Level 1 Measurements

Cash Equivalents - These assets include registered money market mutual funds. The fair value is based on the net asset value (NAV).

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

Unaffiliated Stocks - These assets include actively traded exchange-listed equity securities. Valuations are based upon unadjusted quoted exchange prices.

Level 2 Measurements

Separate Accounts - These assets include private, affiliated mutual funds valued at net asset value daily using observable inputs. Valuation inputs of underlying assets include, but are not limited to, quoted exchange prices, quotations by independent pricing services, bid price quotations from brokers, multiple of earnings, multiple of book values, similar freely traded securities, and yield to maturity.

Level 3 Measurements

Bonds – These assets include below investment grade bonds that were reported in the financial statements at fair value at the reporting date. The fair value for these bonds was determined based on best information available.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Description	Beginning balance at 1/1/2017	Transfers into Level 3	Transfers out of Level 3	Total gains and (losses) included in Net Income	Total gains and (losses) included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at 12/31/2017
a. Assets:
Bonds:
Industrial and miscellaneous(a)	$—	$23,522	$—	$(1,385)	$—	$—	$—	21,696	$—	$441

(a)	The transfer from Level 2 to Level 3 was due to the unavailability of external prices.

5.    Separate Accounts

As of December 31, 2017 and 2016, the Company’s separate accounts statement included legally insulated assets of $1,388,088 and $1,252,529, respectively. The assets legally insulated from the general account as of December 31, 2017 and 2016 are attributed to the following products:

December 31, 2017

Product/Transaction	Legally Insulated Assets	Separate Accounts Assets (Not Legally Insulated)
Variable Universal Life	$585,410	$168,596
Variable Annuities	802,678	168,595

Total	$1,388,088	$337,191

December 31, 2016

Product/Transaction	Legally Insulated Assets	Separate Accounts Assets (Not Legally Insulated)
Variable Universal Life	$517,703	$138,173
Variable Annuities	734,826	138,173

Total	$1,252,529	$276,346

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

Certain guarantees are provided by the general account. For the years ended December 31, 2017, 2016, 2015, 2014, and 2013, the general account had paid $50, $167, $133, $36, and $174, respectively, towards separate accounts guarantees. The Company’s variable universal life and variable annuity contracts do not designate explicit risk charges to compensate the general account for the guarantees provided.

Information regarding the Separate Accounts of the Company for 2017, 2016, and 2015 is as follows:

	2017
	(1)	(2)	(3)	(4)	(5)
	Indexed	Nonindexed Guarantee Less Than Equal to 4%	Nonindexed Guarantee More than 4%	Nonguaranteed Separate Accounts	Total
Premiums, considerations or deposits for year ended December 31	$—	$—	$—	$51,464	$51,464
Reserves at December 31:
For accounts with assets at:
Fair value	—	—	—	1,387,127	1,387,127
Amortized cost	—	—	—	—	—

Total reserves	$—	$—	$—	$1,387,127	$1,387,127

Withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	$—
At book value without market value adjustment and with current surrender of 5% or more	—	—	—	—	—
At fair value	—	—	—	1,385,456	1,385,456
At book value without market value adjustment and with current surrender charge of less than 5%	—	—	—	—	—

Subtotal	$—	$—	$—	$1,385,456	$1,385,456
Not subject to discretionary withdrawal	—	—	—	1,671	1,671

Total	$—	$—	$—	$1,387,127	$1,387,127

Reconciliation of Net Transfers to or (from) separate accounts:

2017
Transfers as reported in the Summary of Operations of the Separate Accounts Statements:
Transfers to separate accounts	$55,279
Transfers from separate accounts	(122,138)

Net transfers to (from) separate accounts	$(66,859)

Reconciling adjustments:
Transfers on account of deposit-type contracts	$(3)

Transfers as reported in the Statements of Operations	$(66,862)

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

	2016
	(1)	(2)	(3)	(4)	(5)
	Indexed	Nonindexed Guarantee Less Than Equal to 4%	Nonindexed Guarantee More than 4%	Nonguaranteed Separate Accounts	Total
Premiums, considerations or deposits for year ended December 31	$—	$—	$—	$53,688	$53,688
Reserves at December 31:
For accounts with assets at:
Fair value	—	—	—	1,251,303	1,251,303
Amortized cost	—	—	—	—	—

Total reserves	$—	$—	$—	$1,251,303	$1,251,303

Withdrawal characteristics:
Subject to discretionary withdrawal:
With fair market adjustment	$—	$—	$—	$—	$—
At book value without market value adjustment and with current surrender of 5% or more	—	—	—	—	—
At fair value	—	—	—	1,247,028	1,247,028
At book value without market value adjustment and with current surrender charge of less than 5%	—	—	—	—	—

Subtotal	$—	$—	$—	$1,247,028	$1,247,028
Not subject to discretionary withdrawal	—	—	—	4,275	4,275

Total	$—	$—	$—	$1,251,303	$1,251,303

Reconciliation of Net Transfers to or (from) separate accounts:

2016
Transfers as reported in the Summary of Operations of the Separate Accounts Statements:
Transfers to separate accounts	$57,475
Transfers from separate accounts	(121,438)

Net transfers to (from) separate accounts	$(63,963)

Reconciling adjustments:
Transfers on account of deposit-type contracts	$38

Transfers as reported in the Statements of Operations	$(63,925)

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

Reconciliation of Net Transfers to or (from) separate accounts:

2015
Transfers as reported in the Summary of Operations of the Separate Accounts Statements:
Transfers to separate accounts	$61,897
Transfers from separate accounts	(120,809)

Net transfers to (from) separate accounts	$(58,912)

Transfers as reported in the Statements of Operations	$(58,912)

6.    Fair Value of Financial Instruments

The following methods and assumptions were used to estimate the fair value of each significant class of financial instruments for which it is practicable to estimate that value:

Bonds

Prices published by the SVO or prices from pricing vendors are used to calculate fair value. SVO valuations are based upon publicly available prices for identical or similar assets or on valuation models or matrices using observable inputs. Typical inputs to models used by pricing vendors include but are not limited to contractual cash flows, benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, and reference data including market research publications. On newly acquired bonds not yet priced by the pricing vendors, the purchase price is used as fair value. For other bonds where a price is not available from the SVO or pricing vendors, an internal pricing matrix is used to estimate fair value. Inputs to the internal pricing matrix include benchmark yields, credit spreads, industry sector of the issuer, and illiquidity spreads for private placement securities. For money market mutual funds, fair value is based on net asset value.

Unaffiliated Stocks

Prices from pricing vendors or prices prescribed by the SVO are used to calculate fair value. Valuation is based on unadjusted quoted market prices for identical assets in an active market, net asset value, or shareholder’s equity derived from the issuer’s audited financial statements.

Mortgage Loans

Fair value is estimated by discounting the future cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings by property type for the same remaining maturities.

Cash

The carrying amount is a reasonable estimate of fair value.

Cash Equivalents

Cash equivalents consist of shares in money market mutual funds and the Pool. The fair value of money market mutual funds is based on the NAV calculated by the funds. The fair value of the Pool is determined by the audited GAAP equity method.

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

Contract Loans

Contract loans have no stated maturity dates and are an integral part of the insurance contract. Accordingly, it is not practicable to estimate a fair value for contract loans.

Separate Accounts

The fair value of the assets held in separate accounts and corresponding liabilities are estimated based on the fair value of the underlying assets.

Structured Annuity Reserves and Other Similar Items

Fair values were estimated by discounting future annuity payments at the interest rates in effect at year end for similar contracts.

Deferred Annuity Reserves

Fair values were approximated by the amount due to the annuity holder as if the annuity contract was surrendered at year end, ignoring the effects of any market value adjustments.

Settlement Options without Life Contingencies

Settlement options without life contingencies are similar to demand deposits. The fair value is the amount payable on demand at year end.

The statement value and estimated fair value of the Company’s financial instruments as of December 31 were as follows:

	2017
	Fair Value	Statement Value	(Level 1)	(Level 2)	(Level 3)	Not Practicable (carrying value)	Net Asset Value (NAV) included in Level 2
Financial assets:
Bonds:
Loan-backed	$13,758,754	$13,574,292		$13,758,754
Other	38,322,041	37,370,734		38,321,600	441
Unaffiliated common stocks	4,324,878	4,324,878	4,324,878
Mortgage loans	7,934,020	7,845,138		7,934,020
Cash (Overdraft)	(18,832)	(18,832)	(18,832)
Cash equivalents	574,884	574,884	27,126	547,758
Short-term investments	—	—	—	—
Contract loans	—	4,367,201				4,367,201
Separate accounts	1,725,279	1,725,279		1,725,279
Financial liabilities:
Structured annuity reserves and other similar items	$314,042	$(274,754)		$314,042
Deferred annuity reserves	6,901,299	6,939,221		6,901,299
Settlement options without life contingencies	4,201,951	4,201,951		4,201,951
Separate accounts	1,388,088	1,388,088		1,388,088

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

	2016
	Fair Value	Statement Value	(Level 1)	(Level 2)	(Level 3)	Not Practicable (carrying value)	Net Asset Value (NAV) included in Level 2
Financial assets:
Bonds:
Loan-backed	$12,971,708	$12,738,192		$12,971,708
Other	37,988,032	36,964,206		37,988,032
Unaffiliated common stocks	3,671,890	3,671,890	3,671,890
Mortgage loans	6,882,308	6,835,858		6,882,308
Cash (Overdraft)	(8,952)	(8,952)	(8,952)
Cash equivalents	505,199	505,199		505,199
Short-term investments	395,799	395,798	375,906	19,893
Contract loans	—	4,343,428				4,343,428
Separate accounts	1,528,875	1,528,875		1,528,875
Financial liabilities:
Structured annuity reserves and other similar items	$349,818	$299,616		$349,818
Deferred annuity reserves	6,850,635	6,897,576		6,850,635
Settlement options without life contingencies	3,933,607	3,933,607		3,933,607
Separate accounts	1,252,529	1,252,529		1,252,529

Not practicable to estimate fair value:

Type or Class of Financial Instrument	Carrying Value	Effective Interest Rate	Maturity Date	Explanation
Contract loans	$4,367,201	Various	Not applicable	See above

7.    Life Reserves

A.    Life Contracts and Deposit-Type Contracts

The Company waives deduction of deferred fractional premiums upon death of an insured and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves. Policies subject to an extra premium because the insured is placed in a special rating class are valued as follows:

Premium-paying Policies

If the nonforfeiture values provided by such policies are computed on the same basis as for standard risks, or if no nonforfeiture values are provided, reserves are based on a substandard mortality table or are equal to the sum of the reserve for a similar standard policy and the unearned extra premium. If the nonforfeiture values provided by such policy are based on a substandard mortality table, reserves are maintained according to the same table.

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

Paid-up Policies

For whole life policies that are known to have been based on a substandard mortality table, the reserves are those based on the same substandard table. As of December 31, 2017 and 2016, the Company had $61,649,362 and $59,252,874, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the state of Illinois. Deficiency reserves to cover the above insurance totaled the gross amount of $264,732 and $238,278 at December 31, 2017 and 2016, respectively. The insurance amount does not include insurance on policies for which deficiency reserves are either exempted or calculated to be zero on a seriatim basis.

Tabular interest, tabular less actual reserve released, and tabular cost have been determined by formulas used in accordance with the NAIC Annual Statement Instructions. Tabular interest on deposit funds not involving life contingencies is determined as a balance item where interest is included in other items at appropriate rates and adjustments due to changes in valuation basis or other increases have been reflected.

B.    Annuity Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics

Annuity actuarial reserves and deposit type contract funds and other liabilities without life or disability contingencies by withdrawal characteristics as of December 31, 2017 and 2016 were as follows:

	2017
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percentage of Total
Subject to discretionary withdrawal:
With market value adjustment	$4,344,632	$—	$—	$4,344,632	22.0%
At book value less current surrender charge of 5% or more	376	—	—	376	0.0%
At fair value	—	—	801,018	801,018	4.1%

Subtotal	4,345,008	—	801,018	5,146,026	26.1%

At book value without adjustment (minimal or no charge or adjustment)	13,196,563	—	—	13,196,563	66.9%
Not subject to discretionary withdrawal	1,369,812	—	732	1,370,544	7.0%

Total (gross)	$18,911,383	$—	$801,750	$19,713,133	100.0%

Reinsurance ceded	—	—	—	—
Total (net)*	$18,911,383	$—	$801,750	$19,713,133

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

As reported in the Life, and Accident and Health Annual Statement:
Annuities total (net)	$8,772,591
Supplementary contracts with life contingencies total (net)	76,161
Deposit-type contracts	10,062,631

Subtotal	18,911,383

As reported in the Separate Accounts Annual Statement:
Annuities total (net)	801,688
Supplementary contracts, total	—
Policyholder dividend and coupon accumulations	—
Policyholder premiums	—
Guaranteed interest contracts	—
Other contract deposit funds	62

Subtotal	801,750

Total annuity actuarial reserves and deposit-type contract liabilities	$19,713,133

*	Reconciliation of total annuity actuarial reserves and deposit fund liabilities excludes annuity disability reserves of $796.

	2016
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percentage of Total
Subject to discretionary withdrawal:
With market value adjustment	$4,237,292	$—	$—	$4,237,292	22.0%
At book value less current surrender charge of 5% or more	363	—	—	363	0.0%
At fair value	—	—	733,311	733,311	3.7%

Subtotal	4,237,655	—	733,311	4,970,966	25.7%

At book value without adjustment (minimal or no charge or adjustment)	12,946,594	—	—	12,946,594	67.1%
Not subject to discretionary withdrawal	1,382,363	—	719	1,383,082	7.2%

Total (gross)	$18,566,612	$—	$734,030	$19,300,642	100.0%

Reinsurance ceded	—	—	—	—
Total (net)*	$18,566,612	$—	$734,030	$19,300,642

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

As reported in the Life, and Accident and Health Annual Statement:
Annuities total (net)	$8,702,367
Supplementary contracts with life contingencies total (net)	74,902
Deposit-type contracts	9,789,343

Subtotal	18,566,612

As reported in the Separate Accounts Annual Statement:
Annuities total (net)	733,975
Supplementary contracts, total	—
Policyholder dividend and coupon accumulations	—
Policyholder premiums	—
Guaranteed interest contracts	—
Other contract deposit funds	55

Subtotal	734,030

Total annuity actuarial reserves and deposit-type contract liabilities	$19,300,642

*	Reconciliation of total annuity actuarial reserves and deposit fund liabilities excludes annuity disability reserves of $864.

C.    Premium and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life insurance premiums and annuity considerations were as follows:

	December 31, 2017		December 31, 2016
Type	Gross	Net of Loading	Gross	Net of Loading
Industrial	$—	$—	$—	$—
Ordinary new business	1,182	427	1,289	473
Ordinary renewal	43,782	35,160	46,161	37,112
Credit life	—	—	—	—
Group life	187	187	166	166
Group annuity	—	—	—	—

Total	$45,151	$35,774	$47,616	$37,751

8.    Federal Income Taxes

The components of DTAs and DTLs at December 31 were as follows:

	December 31, 2017			December 31, 2016
	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross DTAs	$958,779	$27,347	$986,126	$1,395,113	$58,823	$1,453,936
Statutory valuation allowance adjustment	—	—	—	—	—	—

Adjusted gross DTAs	958,779	27,347	986,126	1,395,113	58,823	1,453,936
Nonadmitted DTAs	35,182	—	35,182	260,919	—	260,919

Net admitted DTAs	923,597	27,347	950,944	1,134,194	58,823	1,193,017
DTLs	115,024	535,183	650,207	45,500	650,236	695,736

Net admitted adjusted DTAs (DTLs)	$808,573	$(507,836)	$300,737	$1,088,694	$(591,413)	$497,281

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

The admission calculations for adjusted gross DTAs at December 31 were as follows:

	December 31, 2017			December 31, 2016
	Ordinary	Capital	Total	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$497,281	$—	$497,281
Adjusted gross DTAs expected to be realized after application of the threshold limitation.
Lesser of:	333,394	—	333,394	—	—	—
Adjusted gross DTAs expected to be realized following the balance sheet date; or	333,394	—	333,394	—	—	—
Adjusted gross DTAs allowed per limitation threshold	N/A	N/A	1,552,168	N/A	N/A	72,121
Adjusted gross DTAs offset by gross DTLs	590,203	27,347	617,550	636,913	58,823	695,736

Total admitted adjusted gross DTAs	$923,597	$27,347	$950,944	$1,134,194	$58,823	$1,193,017

Amounts used in recovery period and threshold limitation calculation:

	2017	2016
Ratio percentage used to determine recovery period and threshold limitation amount	1,302.84%	1,391.01%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$12,273,903	$11,142,122

The Company did not utilize any tax planning strategies which would have resulted in an increase of the Company’s adjusted gross DTA or net admitted DTAs.

There were no unrecognized DTLs.

Current income taxes incurred consist of the following major components:

	2017	2016	2015
Current income tax expense (benefit)	$250,795	$206,300	$248,880
Foreign taxes incurred	1,489	869	5,674
Adjustments to prior year taxes	(12,125)	(12,095)	36

Combined income taxes incurred	$240,159	$195,074	$254,590
Tax (benefit) on capital gains (losses)	19,157	42,175	79,911

Current income taxes incurred	$259,316	$237,249	$334,501

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

The main components of the deferred tax amounts were as follows:

	2017	2016	Change
DTAs:
Ordinary:
Deferred acquisition costs	$317,766	$512,852	$(195,086)
Policyholder reserves	248,260	400,730	(152,470)
Reserves transition rule	87,087	—	87,087
Policyholder dividends accrual	80,299	136,848	(56,549)
Compensation and benefits accrual	179,433	284,226	(104,793)
Liability for termination benefits	39,489	51,259	(11,770)
Other	6,445	9,198	(2,753)

Total ordinary DTAs	958,779	1,395,113	(436,334)
Statutory valuation allowance adjustment	—	—	—
Nonadmitted DTAs	35,182	260,919	(225,737)

Admitted ordinary DTAs	$923,597	$1,134,194	$(210,597)

Capital:
Investments	$27,347	$58,823	$(31,476)

Total capital DTAs	27,347	58,823	(31,476)
Statutory valuation allowance adjustment	—	—	—
Admitted capital DTAs	$27,347	$58,823	$(31,476)

Admitted DTAs	$950,944	$1,193,017	$(242,073)

DTLs:
Ordinary:
Deferred and uncollected premium	$7,711	$13,694	$(5,983)
Basis of bonds	14,794	22,556	$(7,762)
Guaranty funds receivable	2,739	4,740	(2,001)
Surplus adjustment on lapsed policies	1,170	1,780	(610)
Reserves transition rule	87,087	—	87,087
Accrued dividends on stocks	1,127	1,969	(842)
Other	396	761	(365)

Total ordinary DTLs	$115,024	$45,500	$69,524

Capital:
Investments	$535,183	$650,236	$(115,053)

Total capital DTLs	$535,183	$650,236	$(115,053)

DTLs	$650,207	$695,736	$(45,529)

Net Admitted DTAs/DTLs	$300,737	$497,281	$(196,544)

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

The change in net deferred income taxes is comprised of the following (this analysis is exclusive of non-admitted assets as the change in non-admitted assets is reported separately from the change in net deferred income tax in the surplus section of the financial statements):

	2017	2016	Change
Total DTAs	$986,126	$1,453,936	$(467,810)
Total DTLs	650,207	695,736	(45,529)

Net DTAs	$335,919	$758,200	$(422,281)
Tax effect of unrealized (gains) losses			112,723

Change in net deferred income tax			$(535,004)

The provision for federal and foreign income tax incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference were as follows:

	2017
	Amount	Tax Effect at 35%	Effective Tax Rate
Income after capital gains tax	$712,282
Capital gains (losses) tax	19,157

Income before taxes	$731,439	$256,004	35.00%
Tax reform rate change effect	$1,639,276	$573,747	78.44%
Prior year underaccrual (overaccrual)	(12,198)	(4,269)	-0.58%
IMR amortization	(40,576)	(14,202)	-1.94%
Change in liability for termination benefits	(41,589)	(14,556)	-1.99%
Foreign taxes	(2,375)	(831)	-0.11%
Change in nonadmitted assets	387	135	0.02%
Dividends received deduction—Separate Accounts	(5,623)	(1,968)	-0.27%
Other adjustments	743	260	0.04%

Total	$2,269,484	$794,320	108.61%

Federal income tax incurred		$240,159	32.83%
Capital gain (loss) taxes incurred		19,157	2.62%
Change in net deferred income tax		535,004	73.16%

Total statutory income taxes		$794,320	108.61%

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

	2016
	Amount	Tax Effect at 35%	Effective Tax Rate
Income after capital gains tax	$769,904
Capital gains (losses) tax	42,175

Income before taxes	$812,079	$284,228	35.00%
Prior year underaccrual (overaccrual)	(10,015)	(3,505)	-0.43%
IMR amortization	(37,532)	(13,136)	-1.62%
Change in liability for termination benefits	(11,265)	(3,943)	-0.49%
Foreign taxes	(2,355)	(824)	-0.10%
Change in nonadmitted assets	(753)	(264)	-0.03%
Dividends received deduction—Separate Accounts	(5,165)	(1,808)	-0.22%
Other adjustments	5,271	1,845	0.23%

Total	$750,265	$262,593	32.34%

Federal income tax incurred		$195,074	24.02%
Capital gain (loss) taxes incurred		42,175	5.19%
Change in net deferred income tax		25,344	3.13%

Total statutory income taxes		$262,593	32.34%

	2015
	Amount	Tax Effect at 35%	Effective Tax Rate
Income after capital gains tax	$943,218
Capital gains (losses) tax	79,911

Income before taxes	$1,023,129	$358,095	35.00%
Prior year underaccrual (overaccrual)	(8,898)	(3,114)	-0.30%
IMR amortization	(33,360)	(11,676)	-1.14%
Change in additional minimum termination liability	59,052	20,668	2.02%
Foreign dividends	(34,482)	(12,069)	-1.18%
Foreign taxes	(167,485)	(58,620)	-5.73%
Change in nonadmitted assets	(719)	(252)	-0.02%
Dividends received deduction—Separate Accounts	(5,501)	(1,925)	-0.19%
Gross up under section 78	57,411	20,094	1.96%
Other adjustments	2,207	773	0.07%

Total	$891,354	$311,974	30.49%

Federal income tax incurred		$254,590	24.88%
Capital gain (loss) taxes incurred		79,911	7.81%
Change in net deferred income tax		(22,527)	-2.20%

Total statutory income taxes		$311,974	30.49%

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

At December 31, 2017, the Company did not have any net operating loss carryforwards or AMT credits.

The following are income taxes incurred in the current and prior years, which will be available for recoupment in the event of future capital losses. Prior year amounts have been updated to reflect information filed with the IRS:

2017	$19,158
2016	$52,577
2015	$82,792

The Company has not recognized any uncertain tax position in the financial statements.

The Company files a federal consolidated income tax return with SFMAIC and its affiliates. An administrative appeal for tax years 2000 through 2012 is currently pending. The anticipated resolution of the issues is not expected to have a material adverse effect on the surplus of the Company.

The Company and its affiliates file various state income tax returns and those state returns remain subject to examination from 2000 to present in conjunction with the results of federal examinations, unforeseen litigation, and appeals for those years.

On December 22, 2017, President Trump signed the Tax Cuts and Jobs Act, which includes a broad range of tax reforms affecting corporate taxpayers, including a reduction in the corporate income tax rate from 35% to 21%, business deductions, international provisions, and provisions directly applicable to insurance companies. As appropriate, the Company recognized the tax effects of the Tax Cuts and Jobs Act. The international provisions did not affect the Company in 2017.

The 2017 effect of the Tax Cuts and Jobs Act corporate income tax rate reduction related to the Change in Gross Deferred Tax Assets and Liabilities is ($223,946) before admissibility test limitations.

The Deferred Tax Liability and Corresponding Deferred Tax Asset related to the life insurance tax reserves transitional rule in the Tax Cuts and Jobs Act is reported as an estimate within the income tax provision. The surplus impact to the Company is $32,658.

The 2017 effect of the Tax Cuts and Jobs Act corporate income tax rate reduction related to net unrealized capital gains is $349,801 and is included in Change in Net Unrealized Capital Gains (Losses) less Capital Gains Tax. The $349,801 is an increase to surplus.

9.     Benefit Plans

A.     Pension Plans

The Company participates in a qualified defined benefit pension plan sponsored by SFMAIC covering substantially all employees. The Company has no direct legal obligation for benefits under this plan. SFMAIC allocates amounts to the Company based on intercompany cost sharing arrangements. The Company’s share of net expense for this qualified defined benefit pension plan for the years ended December 31, 2017, 2016, and 2015 was $23,514, $35,894, and $37,392, respectively.

The Company also participates in a non-qualified defined benefit plan sponsored by SFMAIC covering select eligible highly compensated employees. Any benefits arising from this plan are paid from SFMAIC’s general assets. The Company has no direct legal obligation for benefits under this plan. SFMAIC allocates

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

amounts to the Company based on intercompany cost sharing arrangements. The Company’s share of net expense for this non-qualified plan for the years ended December 31, 2017, 2016, and 2015 was $5,792, $6,196, and $6,381, respectively.

B.     Postretirement Benefits

The Company and its affiliates currently provide certain health care and life insurance benefits pursuant to plans sponsored by SFMAIC for eligible employees and agents hired or appointed prior to January 1, 2012 and their eligible dependents. The Company has no direct legal obligation for the benefits under the plans. Benefits provided by the Company and its affiliates are subject to a cap.

SFMAIC allocates amounts to the Company based on intercompany cost sharing arrangements. The Company’s share of the post-career net periodic benefit cost for the years ended December 31, 2017, 2016, and 2015 was $11,417, $11,632, and $22,647, respectively. At December 31, 2017 and 2016, the Company’s share of the accrued post-career benefit liability was $354,301 and $351,957, respectively.

C.     Agent Termination Benefits

The Company provides termination benefits for certain independent contractor agents subject to service and age eligibility requirements as defined in agent contracts. These benefits are valued using the Projected Unit Credit actuarial cost method. The actuarial valuations include a service-based premium growth assumption based on historical data. Benefits are paid from the Company’s general assets.

In June 2016, the NAIC approved the use of the yield curve approach (also referred to as the spot rate approach) for calculating the service cost and interest cost components of the annual net periodic benefit cost for agents’ termination benefits reporting under SSAP No. 102. Effective January 1, 2017, the Company elected to adopt the spot rate approach. This change does not impact the measurement of the Company’s agents’ termination benefit obligations. In accordance with NAIC SAP, this change was applied prospectively and accounted for as a change in accounting estimate during 2017. The Company estimates the impact on net periodic benefit cost to be a reduction of $4,014 through December 31, 2017.

A summary of obligations and assumptions related to agent termination benefits were as follows at December 31, 2017, 2016, and 2015, respectively.

	Underfunded Agent Termination Benefits

	2017	2016	2015
Change in benefit obligation:
Benefit obligation at beginning of year	$479,147	$439,648	$467,284
Service cost	11,544	11,014	12,100
Interest cost	18,774	20,509	19,585
Actuarial (gain) loss	50,022	18,698	(48,981)
Benefits paid	(11,193)	(10,722)	(10,340)

Benefit obligation at end of year	$548,294	$479,147	$439,648

Change in plan assets:
Reporting entity contribution	$11,193	$10,722	$10,340
Benefits paid	(11,193)	(10,722)	(10,340)

Fair value of plan assets at end of year	$—	$—	$—

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

	Underfunded Agent Termination Benefits

	2017	2016	2015
Funded status:
Liabilities recognized Accrued benefit cost	$360,251	$332,693	$304,459
Liability for termination benefits	188,043	146,454	135,189

Total liabilities recognized	$548,294	$479,147	$439,648

Components of net periodic benefit cost:
Service cost	$11,544	$11,014	$12,100
Interest cost	18,774	20,509	19,585
Gains and losses	1,574	574	3,212
Prior service cost or credit	6,859	6,859	6,859

Total net periodic benefit cost	$38,751	$38,956	$41,756

	2017	2016	2015

Amounts in unassigned funds (surplus) recognized as components of net periodic benefit cost:
Items not yet recognized as a component of net periodic cost—prior year	$146,454	$135,189	$194,241
Net prior service cost or credit recognized	(6,859)	(6,859)	(6,859)
Net gain and loss arising during the period	50,022	18,698	(48,981)
Net gain and loss recognized	(1,574)	(574)	(3,212)

Items not yet recognized as a component of net periodic cost—current year	$188,043	$146,454	$135,189

Amounts in unassigned funds (surplus) expected to be recognized in the next fiscal year as components of net periodic benefit cost:
Net prior service cost or credit	6,859	6,859	6,859
Net recognized gains and losses	4,029	1,659	796

Amounts in unassigned funds (surplus) that have not yet been recognized as components of net periodic benefit cost:
Net prior service cost or credit	63,585	70,444	77,303
Net recognized gains and losses	124,458	76,010	57,886

Accumulated benefit obligation	$362,397	$332,567	$301,008

Weighted-average assumptions used to determine net periodic cost as of December 31:	.
Discount rate	4.53%	4.78%	4.32%
Rate of compensation increase	4.00%*	4.00%*	4.00%*

Weighted-average assumptions used to determine projected benefit obligation as of December 31:
Discount rate	3.83%	4.52%	4.78%
Rate of compensation increase	4.00%*	4.00%*	4.00%*

*	Compensation is based on a service-based scale using five years of historical renewal commissions data.

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

Estimated Future Benefit Payments

The following benefit payments, which reflect expected future service, as appropriate, are expected to be paid:

Years	Amount
2018	$12,659
2019	$13,446
2020	$14,319
2021	$15,134
2022	$15,989
2023-2027	$92,989

D.    Defined Contribution Plans

The Company has unfunded deferred compensation plans for certain highly compensated employees and independent contractor agents. The Company incurred interest costs of $36, $37, and $41 for 2017, 2016, and 2015, respectively.

The Company participates with its affiliates in a qualified defined contribution plan for which substantially all employees are eligible. Benefits provided by the plan are paid from net assets available for plan benefits. The Company’s contribution for the plan was $3,711, $3,628, and $3,250 for 2017, 2016, and 2015, respectively. At December 31, 2017 and December 31, 2016, the fair value of plan assets held in trust was $12,415,394 and $10,945,617, respectively.

10.    Other Related Party Transactions

SFMAIC and some of its affiliated companies purchased annuities from the Company to settle claims of which the claimant is the payee. The reserve value of annuities purchased from the Company is $372,696 and $398,142 at December 31, 2017 and December 31, 2016, respectively. Should the Company fail to perform under these contracts, the affiliated companies would remain contingently liable.

In 2017, 2016, and 2015, the Company reported dividends to stockholders of $480 for each respective year. Cash dividends of $120 were declared in each of the quarters ending March 31, June 30, September 30 and December 31, 2017, 2016, and 2015.

The Company reported $0 and $1 as a receivable due from affiliates, and $60,362 and $61,970 as a payable due to affiliates at December 31, 2017 and December 31, 2016, respectively. These balances primarily represent the sharing of certain administrative, occupancy and marketing expenses generated under servicing agreements with State Farm affiliates. Expenses are allocated among affiliates based on statistical ratios, surveys and usage studies. The terms of settlement require that these amounts are settled within sixty (60) days. Such expenses allocated to the Company from the affiliates totaled $801,192, $793,200, and $749,819 during 2017, 2016, and 2015, respectively.

At December 31, 2017 and December 31, 2016, the Company’s federal income tax payable to affiliates was $203,328 and $207,147, respectively.

The Company is a party to a common clearing account agreement with its affiliates whereby any party may deposit premium payments and other cash receipts, disburse funds and accept electronic payments through a comprehensive cash balance system.

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

The Company incurs lease costs for real estate and equipment primarily through the allocation of expenses from the parent, SFMAIC, in accordance with company cost sharing agreements. SFMAIC is the lessee on almost all lease agreements.

Rental expense for real estate for 2017, 2016, and 2015 was $17,446, $12,419, and $20,896, respectively. Rental expense for leased equipment for 2017, 2016, and 2015, was $588, $315, and $54, respectively.

On May 18, 2017, the Board of State Farm International Life Insurance Company Ltd. authorized the repurchase of all but one of its outstanding shares from the Company. The Company received cash in the amount of $31,694.

11. Contingencies

The Company is subject to liabilities of a contingent nature which may arise from time to time. Such liabilities could result from sales practices, income tax matters, guaranty fund assessments or other occurrences that take place in the normal course of doing business. In addition, the life insurance industry has not been exempt from the impact of an increasingly litigious environment, which is being experienced in the United States. Liabilities arising as a result of these factors, or other such contingencies, that are not provided for elsewhere in these financial statements are not reasonably estimable and are not considered by management to be material in relation to the financial position of the Company.

The Company had $1,423,542 and $1,086,733 in unfunded commitments to partnerships, limited liability companies, and joint ventures at December 31, 2017 and December 31, 2016. All commitments represent obligations to contribute additional capital or lend funds pursuant to an operating or lending agreement.

12. Other

The Company committed to purchase $86,467 of private placement securities in the latter part of 2017, which is expected to be funded in the first half of 2018. These securities were not reported as bond investments at December 31, 2017.

SUPPLEMENTAL FINANCIAL INFORMATION

Report of Independent Auditors

To the Board of Directors of

State Farm Life Insurance Company

We have audited the statutory-basis financial statements of State Farm Life Insurance Company as of December 31, 2017 and for the year then ended and our report thereon appears on pages one and two of this document. That audit was conducted for the purpose of forming an opinion on the statutory-basis financial statements taken as a whole. The supplemental Schedule of Assets and Liabilities, Summary Investment Schedule and Investment Risk Interrogatories (collectively the “supplemental schedules”) of the Company as of December 31, 2017 and for the year then ended are presented to comply with the National Association of Insurance Commissioners’ Annual Statement Instructions and Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the statutory-basis financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the statutory-basis financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the statutory-basis financial statements taken as a whole.

February 23, 2018

PricewaterhouseCoopers LLP, One North Wacker, Chicago, IL 60606
T: (312) 298 2000, F: (312) 298 2001, www.pwc.com/us

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplemental Schedule of Assets and Liabilities (in thousands)

December 31, 2017

The following is a summary of certain financial data included in other exhibits and schedules subjected to audit procedures by independent auditors and utilized by actuaries in the determination of reserves.

Investment income earned:
U.S. government bonds	$145,302
Other bonds (unaffiliated)	1,743,364
Common stocks (unaffiliated)	93,491
Common stocks (affiliates)	1,025
Mortgage loans	313,720
Contract loans and liens	281,494
Cash, cash equivalents, and short-term investments	6,373
Other invested assets	76,717

Gross investment income	$2,661,486

Mortgage loans—book value
Commercial mortgages	$7,845,138

Total mortgage loans	$7,845,138

Mortgage loans by standing—book value:
Good standing	$7,845,138

Good standing with restructured terms	$—

Foreclosure in process	$—

Other long-term assets—statement value	$2,343,900

Bonds and stocks of parents, subsidiaries and affiliates—book value:
Affiliated common stocks	$8,300

Bonds and short-term investments by class and maturity:
Bonds by maturity—statement value
Due within one year or less	$2,603,773
Over 1 year through 5 years	17,821,436
Over 5 years through 10 years	25,559,634
Over 10 years through 20 years	4,890,064
Over 20 years	70,119

Total by maturity	$50,945,026

Bond by class—statement value
Class 1	$41,948,955
Class 2	8,678,764
Class 3	222,762
Class 4	91,994
Class 5	—
Class 6	2,551

Total by class	$50,945,026

Total bonds and short-term investments publicly traded	$42,639,935

Total bonds and short-term investments privately placed	$8,305,091

See Independent Auditor’s Report on Supplemental Financial Information

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplemental Schedule of Assets and Liabilities (in thousands), Continued

December 31, 2017

Unaffiliated common stocks—market value	$4,324,878

Short term investments—book value	$—

Cash on deposit	$(18,832)

Cash equivalents	$574,884

Life insurance in force:
Ordinary	$842,763,550

Credit life	$—

Group life	$14,050,318

Amount of accidental death insurance in force under ordinary policies	$2,379,922

Amount of life insurance with disability provisions in force:
Ordinary	$360,442,526

Group life	$9,337,432

Supplementary contracts in force:
Ordinary—not involving life contingencies:
Amount on deposit	$3,708,812

Income payable	$6,217

Ordinary—involving life contingencies:
Income payable	$8,563

Annuities:
Ordinary:
Immediate—amount of income payable	$254,135

Deferred—fully paid account balance	$7,833,330

Deferred—not fully paid—account balance	$292

Deposit funds and dividend accumulations:
Deposit funds—account balance	$145,204

Dividend accumulations—account balance	$5,440,721

See Independent Auditor’s Report on Supplemental Financial Information

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplemental Investment Schedule

December 31, 2017

	Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement
	Amount	Percentage	Amount	Securities Lending Reinvested Collateral Amount	Total Amount	Percentage
1. Bonds:
1.1 U.S. treasury securities	990,034,547	1.406	990,034,547		990,034,547	1.406
1.2 U.S. government agency obligations (excluding mortgage-backed securities):
1.21 Issued by U.S. government agencies	3,209,121,369	4.558	3,209,121,369		3,209,121,369	4.558
1.22 Issued by U.S. government sponsored agencies	147,898,936	0.210	147,898,936		147,898,936	0.210
1.3 Non-U.S. government (including Canada, excluding mortgage-backed securities	84,563,869	0.120	84,563,869		84,563,869	0.120
1.4 Securities issued by states, territories, and possessions and political subdivisions in the U.S.:
1.41 States, territories, and possessions and general obligations	1,144,277,588	1.625	1,144,277,588		1,144,277,588	1.625
1.42 Political subdivisions of states, territories and possessions and political subdivision general obligations	3,017,912,457	4.286	3,017,912,457		3,017,912,457	4.286
1.43 Revenue and assessment obligations	1,543,251,143	2.192	1,543,251,143		1,543,251,143	2.192
1.44 Industrial development and similar obligations
1.5 Mortgage-backed securities (includes residential and commercial MBS):
1.51 Pass-through securities:
1.511 Issued or guaranteed by GNMA
1.512 Issued or guaranteed by FNMA and FHLMC	216,221,371	0.307	216,221,371		216,221,371	0.307
1.513 All Other
1.52 CMOs and REMICs:
1.521 Issued or guaranteed by GNMA, FNMA, FHLMC or VA	10,336,587,864	14.681	10,336,587,864		10,336,587,864	14.681
1.522 Issued by non-U.S. Government issuers and collateralized by mortgage-backed securities issued or guaranteed by agencies shown in Line 1.521
1.523 All other	113,964,454	0.162	113,964,454		113,964,454	0.162
2. Other debt and other fixed income securities (excluding short-term):
2.1 Unaffiliated domestic securities
(includescredit tenant loans and hybrid securities)	25,069,174,933	35.606	25,069,174,933		25,069,174,933	35.606
2.2 Unaffiliated non-U.S. securities (including Canada)	5,072,017,162	7.204	5,072,017,162		5,072,017,162	7.204
2.3 Affiliated securities

See Independent Auditor’s Report on Supplemental Financial Information

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplemental Investment Schedule, Continued

December 31, 2017

	Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement
	Amount	Percentage	Amount	Securities Lending Reinvested Collateral Amount	Total Amount	Percentage
3. Equity interests:
3.1 Investments in mutual funds
3.2 Preferred stocks:
3.21 Affiliated
3.22 Unaffiliated
3.3 Publicly traded equity securities (excluding preferred stocks):
3.31 Affiliated
3.32 Unaffiliated	4,324,878,399	6.143	4,324,878,399		4,324,878,399	6.143
3.4 Other equity securities:
3.41 Affiliated	8,300,178	0.012	8,300,178		8,300,178	0.012
3.42 Unaffiliated
3.5 Other equity interests including tangible personal property under leases:
3.51 Affiliated
3.52 Unaffiliated
4. Mortgage loans:
4.1 Construction and land development	290,875,847	0.413	290,875,847		290,875,847	0.413
4.2 Agricultural
4.3 Single family residential properties
4.4 Multifamily residential properties
4.5 Commercial loans	7,554,261,854	10.730	7,554,261,854		7,554,261,854	10.730
4.6 Mezzanine real estate loans
5. Real estate investments:
5.1 Property occupied by company
5.2 Property held for production of income (including $ of property acquired in satisfaction of debt)
5.3 Property held for sale (including $ property acquired in satisfaction of debt)
6. Contract loans	4,367,200,730	6.203	4,367,200,730		4,367,200,730	6.203
7. Derivatives
8. Receivables for securities	15,881,479	0.023	15,881,479		15,881,479	0.023
9. Securities Lending (Line 10, Assets Page reinvested collateral)
10. Cash, cash equivalents and short-term investments	556,052,327	0.790	556,052,327		556,052,327	0.790
11. Other invested assets	2,343,899,831	3.329	2,343,899,831		2,343,899,831	3.329

12. Total invested assets	$70,406,376,337	100.000	$70,406,376,337	$—	$70,406,376,337	100.000

See Independent Auditor’s Report on Supplemental Financial Information

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplemental Investment Risk Interrogatories

December 31, 2017

Answer the following interrogatories by reporting the applicable U.S. dollar amounts and percentages of the reporting entity’s total admitted assets held in that category of investments. For Life, Health, and Fraternal blanks, responses are to exclude Separate Accounts.

1.	Reporting entity’s total admitted assets as reported on Page 3 of this annual statement.

$71,354,723,628

2.	Ten largest exposures to a single issuer/borrower/investment.

	1	2	3	4
	Issuer	Description of Exposure	Amount	Percentage of Total Admitted Assets
2.01	FHLMC MULTIFAMILY STRUCT CMO	Bonds	$4,504,829,493	6.3%
2.02	FNMA CMO ACES	Bonds	$2,437,755,886	3.4%
2.03	FHLMC CMO	Bonds	$1,819,275,754	2.5%
2.04	FNMA CMO	Bonds	$1,267,722,743	1.8%
2.05	STATE FARM REALTY MORTGAGE LLC	LLC	$835,495,079	1.2%
2.06	JOHNSON & JOHNSON	Bonds, Common Stock	$633,778,910	0.9%
2.07	PEPSICO INC	Bonds, Common Stock	$614,286,997	0.9%
2.08	STATE FARM LIQUIDITY POOL LLC	Cash Equivalent	$547,757,747	0.8%
2.09	MARS INC	Bonds	$506,137,987	0.7%
2.10	CHEVRON CORP	Bonds, Common Stock	$490,778,516	0.7%

3.	Amounts and percentages of the reporting entity’s total admitted assets held in bonds and preferred stocks by NAIC rating.

	Bonds	1		2		Preferred Stocks	3	4
3.01	NAIC-1		$41,948,954,626	58.8%	3.07	P/RP-1	$—	— %
3.02	NAIC-2		$8,678,763,821	12.2%	3.08	P/RP-2	$—	— %
3.03	NAIC-3		$222,762,245	0.3%	3.09	P/RP-3	$—	— %
3.04	NAIC-4		$91,993,666	0.1%	3.10	P/RP-4	$—	— %
3.05	NAIC-5	$		— %	3.11	P/RP-5	$—	— %
3.06	NAIC-6		$2,551,335	— %	3.12	P/RP-6	$—	— %

4.	Assets held in foreign investments:

4.01	Are assets held in foreign investments less than 2.5% of the reporting entity’s total admitted assets?	Yes ☐	No ☒
If response to 4.01 above is yes, responses are not required for interrogatories 5-10.
4.02	Total admitted assets held in foreign investments	$4,803,194,699	6.7%
4.03	Foreign-currency-denominated investments	$—	$—
4.04	Insurance liabilities denominated in that same foreign currency	$—	$—

See Independent Auditor’s Report on Supplemental Financial Information

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplemental Investment Risk Interrogatories, Continued

December 31, 2017

5.	Aggregate foreign investment exposure categorized by NAIC sovereign rating:

		1	2
5.01	Countries rated NAIC-1	$4,756,408,786	6.7%
5.02	Countries rated NAIC-2	$45,580,708	0.1%
5.03	Countries rated NAIC-3 or below	$1,205,205	— %

6.	Largest foreign investment exposures by country, categorized by the country’s NAIC sovereign rating:

		1	2
	Countries rated NAIC-1:
6.01	Country: Great Britain	$1,320,624,751	1.9%
6.02	Country: Australia	$708,455,794	1.0%
	Countries rated NAIC-2:
6.03	Country: Spain	$43,992,009	0.1%
6.04	Country: Panama	$1,588,699	— %
	Countries rated NAIC-3 or below:
6.05	Country: Liberia	$1,205,205	— %
6.06	Country:	$—	— %

7.	Aggregate unhedged foreign currency exposure

1	2
$—	—%

8.	Aggregate unhedged foreign currency exposure categorized by the country’s NAIC sovereign rating:

		1	2
8.01	Countries rated NAIC-1	$—	— %
8.02	Countries rated NAIC-2	$—	— %
8.03	Countries rated NAIC-3 or below	$—	— %

9.	Largest unhedged foreign currency exposures by country, categorized by the country’s NAIC sovereign rating:

		1	2
Countries rated NAIC-1:
9.01	Country:	$—	— %
9.02	Country:	$—	— %
Countries rated NAIC-2:
9.03	Country:	$—	— %
9.04	Country:	$—	— %
Countries rate NAIC-3 or below:
9.05	Country:	$—	— %
9.06	Country:	$—	— %

See Independent Auditor’s Report on Supplemental Financial Information

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplemental Investment Risk Interrogatories, Continued

December 31, 2017

10.	Ten largest non-sovereign (i.e. non-governmental) foreign issues:

	1	2	3	4
	Issuer	NAIC Rating
10.01	SHELL INTL FIN BV	Bond 1	$337,269,294	0.5%
10.02	BHP BILLITON FIN (USA) LTD	Bond 1	$184,452,697	0.3%
10.03	COMPASS GROUP	Bond 1	$152,000,000	0.2%
10.04	BASF SE	Bond 1	$143,000,000	0.2%
10.05	STATNETT SF	Bond 1	$140,713,099	0.2%
10.06	SCHLUMBERGER INVESTMENT	Bond 1	$135,993,473	0.2%
10.07	VODAFONE GROUP PLC	Bond 2	$135,340,276	0.2%
10.08	FONTERRA CO-OP GROUP LTD	Bond 1	$131,100,029	0.2%
10.09	AIR LIQUIDE FINANCE	Bond 1	$124,672,855	0.2%
10.10	DANONE SA	Bond 2	$123,129,798	0.2%

11.	Amounts and percentages of the reporting entity’s total admitted assets held in Canadian investments and unhedged Canadian currency exposure:
11.01	Are assets held in Canadian investments less than 2.5% of the reporting entity’s total admitted assets?

If response to 11.01 is yes, detail is not required for the remainder of Interrogatory 11.

Yes  ☒     No  ☐

12.	Report aggregate amounts and percentages of reporting entity’s total admitted assets held in investments with contractual sales restrictions.
12.01	Are assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity’s total admitted assets?

If response to 12.01 is yes, responses are not required for the remainder of Interrogatory 12

Yes  ☒     No  ☐

13.	Amounts and percentages of admitted assets held in the ten largest equity interests:
13.01	Are assets held in equity interests less than 2.5% of the reporting entity’s total admitted assets?

If response to 13.01 above is yes, responses are not required for the remainder of Interrogatory 13

Yes  ☐     No  ☒

	1	2	3
	Name of Issuer
13.02	STATE FARM REALTY MORTGAGE LLC	$835,495,079	1.2%
13.03	JOHNSON & JOHNSON	$164,347,886	0.2%
13.04	EXXON MOBIL CORP	$144,234,253	0.2%
13.05	CATERPILLAR INC	$127,938,099	0.2%
13.06	DISNEY (WALT) CO	$127,707,044	0.2%
13.07	PROCTOR & GAMBLE CO	$125,080,930	0.2%
13.08	APPLE INC	$124,749,925	0.2%
13.09	WALMART INC	$106,650,889	0.1%
13.10	3M CO	$101,279,005	0.1%
13.11	NESTLE SA	$91,225,518	0.1%

See Independent Auditor’s Report on Supplemental Financial Information

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplemental Investment Risk Interrogatories, Continued

December 31, 2017

14.	Amounts and percentages of the reporting entity’s total admitted assets held in nonaffiliated, privately placed equities:
14.01	Are assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity’s total admitted assets?

If response to 14.01 above is yes, responses are not required for the remainder of Interrogatory 14.

Yes  ☒     No  ☐

15.	Amounts and percentages of the reporting entity’s total admitted assets held in general partnership interests:
15.01	Are assets held in general partnership interests less than 2.5% of the reporting entity’s total admitted assets?

If response to 15.01 is yes, responses are not required for the remainder of Interrogatory 15.

Yes  ☒     No  ☐

16.	Amounts and percentages of the reporting entity’s total admitted assets held in mortgage loans:
16.01	Are mortgage loans reported in Schedule B less than 2.5% of the reporting entity’s total admitted assets?

If response to 16.01 above is yes, responses are not required for the remainder of Interrogatory 16 and Interrogatory 17.

Yes  ☐     No  ☒

	1	2	3
	Type (Residential, Commercial, Agricultural)
16.02	Commercial	$107,000,000	0.1%
16.03	Commercial	$105,000,000	0.1%
16.04	Commercial	$91,460,000	0.1%
16.05	Commercial	$90,000,000	0.1%
16.06	Commercial	$86,214,155	0.1%
16.07	Commercial	$80,000,000	0.1%
16.08	Commercial	$76,019,675	0.1%
16.09	Commercial	$74,945,038	0.1%
16.10	Commercial	$74,500,000	0.1%
16.11	Commercial	$71,211,400	0.1%

Amount and percentage of the reporting entity’s total admitted assets held in the following categories of mortgage loans:

Loans
16.12	Construction Loans	$290,875,847	0.4%
16.13	Mortgage loans over 90 days past due	$—	— %
16.14	Mortgage loans in the process of foreclosure	$—	— %
16.15	Mortgage loans foreclosed	$—	— %
16.16	Restructured mortgage loans	$—	— %

See Independent Auditor’s Report on Supplemental Financial Information

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplemental Investment Risk Interrogatories, Continued

December 31, 2017

17.	Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

		Residential		Commercial		Agricultural
	Loan-to-Value	1	2	3	4	5	6
17.02	Above 95%	$—	— %	$—	— %	$—	— %
17.03	91% to 95%	$—	— %	$—	— %	$—	— %
17.04	81% to 90%	$—	— %	$6,532,181	— %	$—	— %
17.05	71% to 80%	$—	— %	$163,532,884	0.2%	$—	— %
17.06	Below 70%	$—	— %	$7,675,072,636	10.8%	$—	— %

18.	Amounts and percentages of the reporting entity’s total admitted assets held in each of the five largest investments in real estate:
18.01	Are assets held in real estate less than 2.5% of the reporting entity’s total admitted assets?

If response to 18.01 above is yes, responses are not required for the remainder of Interrogatory 18.

Yes  ☒     No  ☐

19.	Report aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments held in mezzanine real estate loans:
19.01	Are assets held in mezzanine real estate loans less than 2.5% of the reporting entity’s total admitted assets?

If response to 19.01 is yes, responses are not required for the remainder of Interrogatory 19.

Yes  ☒     No  ☐

20.	Amounts and percentages of the reporting entity’s total admitted assets subject to the following types of agreements:

		At Year-End		At End of Each Quarter
				1st Qtr	2nd Qtr	3rd Qtr
		1	2	3	4	5
20.01	Securities lending (do not include assets held as collateral for such transactions)	$—	— %	$—	$—	$—
20.02	Repurchase agreements	$—	— %	$—	$—	$—
20.03	Reverse repurchase agreements	$—	— %	$—	$—	$—
20.04	Dollar repurchase agreements	$—	— %	$—	$—	$—
20.05	Dollar reverse repurchase agreements	$—	— %	$—	$—	$—

21.	Amounts and percentages of the reporting entity’s total admitted assets for warrants not attached to other financial instruments, options, caps, and floors:

		Owned		Written
		1	2	3	4
21.01	Hedging	$—	— %	$—	— %
21.02	Income generation	$—	— %	$—	— %
21.03	Other	$—	— %	$—	— %

See Independent Auditor’s Report on Supplemental Financial Information

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplemental Investment Risk Interrogatories, Continued

December 31, 2017

22.	Amounts and percentages of the reporting entity’s total admitted assets of potential exposure for collars, swaps, and forwards:

At End of Each Quarter
		At Year-End		1st Qtr	2nd Qtr	3rd Qtr
		1	2	3	4	5
22.01	Hedging	$—	— %	$—	$—	$—
22.02	Income generation	$—	— %	$—	$—	$—
22.03	Replications	$—	— %	$—	$—	$—
22.04	Other	$—	— %	$—	$—	$—

23.	Amounts and percentages of the reporting entity’s total admitted assets of potential exposure for futures contracts:

At End of Each Quarter
		At Year-End		1st Qtr	2nd Qtr	3rd Qtr
		1	2	3	4	5
23.01	Hedging	$—	— %	$—	$—	$—
23.02	Income generation	$—	— %	$—	$—	$—
23.03	Replications	$—	— %	$—	$—	$—
23.04	Other	$—	— %	$—	$—	$—

See Independent Auditor’s Report on Supplemental Financial Information

State Farm Life Insurance Company

Variable Life Separate Account

Annual Financial Statement

December 31, 2017

State Farm Life Insurance Company

Variable Life Separate Account

Report of Independent Registered Public Accounting Firm

To the Board of Directors of State Farm Life Insurance

Company and Contract Owners of the State Farm Life and

Insurance Company Variable Life Separate Account:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and contract owners’ equity and the related statements of operations for the year ended December 31, 2017, the statements of changes in contract owners’ equity and surplus for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of subaccounts of the State Farm Life Insurance Company Variable Life Separate Account (which includes the Large Cap Equity Index Subaccount, Small Cap Equity Index Subaccount, Bond Subaccount, Money Market Subaccount, International Equity Index Subaccount, Stock and Bond Balanced Subaccount, Large Cap Equity Subaccount, Small/Mid Cap Equity Subaccount, and the International Equity Subaccount thereof) as of December 31, 2017, the results of each of their operations for the year then ended, and the changes in each of their changes in each of their contract owners’ equity for each of the two years in the period ended December 31, 2017 and each of the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the State Farm Life Insurance Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the State Farm Variable Products Trust. We believe that our audits provide a reasonable basis for our opinions.

We have served as the auditor of the State Farm Life Insurance Company Variable Life Separate Account since 1999.

PricewaterhouseCoopers LLP, One North Wacker, Chicago, IL 60606
T: (312) 298 2000, F: (312) 298 2001, www.pwc.com/us

F-1

State Farm Life Insurance Company

Variable Life Separate Account

Statement of Assets and Policy Owners’ Equity and Surplus December 31, 2017

	Large Cap Equity Index Subaccount	Small Cap Equity Index Subaccount	Bond Subaccount	Money Market Subaccount	International Equity Index Subaccount	Stock and Bond Balanced Subaccount	Large Cap Equity Subaccount	Small/Mid Cap Equity Subaccount	International Equity Subaccount
Assets:
Investments, at market value(1)(2)
Large Cap Equity Index Fund	$273,920,700	$—	$—	$—	$—	$—	$—	$—	$—
Small Cap Equity Index Fund	—	144,483,730	—	—	—	—	—	—	—
Bond Fund	—	—	36,473,878	—	—	—	—	—	—
Money Market Fund	—	—	—	8,493,082	—	—	—	—	—
International Equity Index Fund	—	—	—	—	152,221,371	—	—	—	—
Stock and Bond Balanced Fund	—	—	—	—	—	32,358,529	—	—	—
Large Cap Equity Fund	—	—	—	—	—	—	40,304,390	—	—
Small/Mid Cap Equity Fund	—	—	—	—	—	—	—	37,510,525	—
International Equity Fund	—	—	—	—	—	—	—	—	28,239,515

Total Assets	$273,920,700	$144,483,730	$36,473,878	$8,493,082	$152,221,371	$32,358,529	$40,304,390	$37,510,525	$28,239,515

Liabilities:
Total Liabilities	—	—	—	—	—	—	—	—	—

Net Assets	$273,920,700	$144,483,730	$36,473,878	$8,493,082	$152,221,371	$32,358,529	$40,304,390	$37,510,525	$28,239,515

Net Assets:
Policy Owners’ Equity(3)	$273,920,700	$118,887,212	$36,473,878	$8,493,082	$88,241,579	$32,358,529	$12,377,966	$9,490,984	$5,166,122
Surplus Contributed	—	25,596,518	—	—	63,979,792	—	27,926,424	28,019,541	23,073,393

Net Assets	$273,920,700	$144,483,730	$36,473,878	$8,493,082	$152,221,371	$32,358,529	$40,304,390	$37,510,525	$28,239,515

(1) Investments, at cost	$146,094,083	$98,541,105	$35,929,865	$8,493,411	$115,308,356	$21,952,534	$28,828,318	$31,758,681	$21,488,946
(2) Shares Owned	12,240,295	9,918,729	3,607,036	8,493,410	10,657,082	1,895,096	2,936,465	3,058,454	2,146,075
(3) Accumulation Unit Value	$31.28	$35.79	$19.81	$12.30	$20.43	$27.09	$20.06	$20.25	$16.36
(3) Units Outstanding	8,755,786	3,322,894	1,841,304	690,412	4,317,558	1,193,958	617,390	469,010	315,887

The accompanying notes are an integral part of the financial statements.

F-2

State Farm Life Insurance Company

Variable Life Separate Account

Statement of Operations

For the Year Ended December 31, 2017

	Large Cap Equity Index Subaccount	Small Cap Equity Index Subaccount	Bond Subaccount	Money Market Subaccount	International Equity Index Subaccount	Stock and Bond Balanced Subaccount	Large Cap Equity Subaccount	Small/Mid Cap Equity Subaccount	International Equity Subaccount
Investment income:
Dividend income	$4,718,398	$1,489,694	$909,987	$53,835	$4,056,256	$680,371	$331,853	$210,578	$127,979
Expenses:
Mortality and expense risk charges	2,033,702	895,307	287,754	67,293	653,256	246,779	89,703	71,297	36,863

Net investment income (loss)	2,684,696	594,387	622,233	(13,458)	3,403,000	433,592	242,150	139,281	91,116

Realized gain (loss)	1,420,928	357,035	(38,153)	—	249,513	93,939	24,687	6,233	9,560
Realized gain distributions	6,839,720	8,210,631	35,897	—	1,750,565	1,085,382	2,518,034	3,187,063	—
Change in unrealized appreciation (depreciation), net	37,009,613	8,478,056	(115,798)	(23)	25,199,922	2,187,975	4,903,723	540,970	7,083,858

Net realized and unrealized gain (loss) on investments	45,270,261	17,045,722	(118,054)	(23)	27,200,000	3,367,296	7,446,444	3,734,266	7,093,418

Net increase (decrease) in policy owners’ equity and surplus from operations	$47,954,957	$17,640,109	$504,179	$(13,481)	$30,603,000	$3,800,888	$7,688,594	$3,873,547	$7,184,534

The accompanying notes are an integral part of the financial statements.

F-3

State Farm Life Insurance Company

Variable Life Separate Account

Statement of Changes in Policy Owners’ Equity and Surplus

For the Year Ended December 31, 2017

	Large Cap Equity Index Subaccount	Small Cap Equity Index Subaccount	Bond Subaccount	Money Market Subaccount	International Equity Index Subaccount	Stock and Bond Balanced Subaccount	Large Cap Equity Subaccount	Small/Mid Cap Equity Subaccount	International Equity Subaccount
Operations:
Net investment income (loss)	$2,684,696	$594,387	$622,233	$(13,458)	$3,403,000	$433,592	$242,150	$139,281	$91,116

Realized gain (loss)	8,260,648	8,567,666	(2,256)	—	2,000,078	1,179,321	2,542,721	3,193,296	9,560
Change in unrealized appreciation (depreciation), net	37,009,613	8,478,056	(115,798)	(23)	25,199,922	2,187,975	4,903,723	540,970	7,083,858

Net realized and unrealized gain (loss) on investments	45,270,261	17,045,722	(118,054)	(23)	27,200,000	3,367,296	7,446,444	3,734,266	7,093,418

Net increase (decrease) in policy owners’ equity and surplus from operations	47,954,957	17,640,109	504,179	(13,481)	30,603,000	3,800,888	7,688,594	3,873,547	7,184,534

Policy owners’ equity transactions:
Proceeds from units purchased	15,817,079	6,946,474	3,088,631	833,898	6,640,609	2,116,849	966,125	804,290	482,493
Transfers between subaccounts including fixed account, net	(2,102,463)	(1,225,085)	1,258,187	341,346	(633,273)	106,605	(342,514)	(155,773)	44,491
Payments for surrenders and other redemptions	(25,581,304)	(11,364,216)	(3,755,362)	(1,076,875)	(8,315,619)	(3,371,616)	(1,085,628)	(1,010,525)	(533,168)

Net increase (decrease) in policy owners’ equity derived from policy owners’ equity transactions	(11,866,688)	(5,642,827)	591,456	98,369	(2,308,283)	(1,148,162)	(462,017)	(362,008)	(6,184)

Total increase (decrease) in policy owners’ equity and surplus	36,088,269	11,997,282	1,095,635	84,888	28,294,717	2,652,726	7,226,577	3,511,539	7,178,350
Transfers (from) to contributed surplus	—	—	—	—	—	—	—	—	—
Policy owners’ equity and surplus:
Beginning of year	237,832,431	132,486,448	35,378,243	8,408,194	123,926,654	29,705,803	33,077,813	33,998,986	21,061,165

End of year	$273,920,700	$144,483,730	$36,473,878	$8,493,082	$152,221,371	$32,358,529	$40,304,390	$37,510,525	$28,239,515

The accompanying notes are an integral part of the financial statements.

F-4

State Farm Life Insurance Company

Variable Life Separate Account

Statement of Changes in Policy Owners’ Equity and Surplus, Continued

For the Year Ended December 31, 2016

	Large Cap Equity Index Subaccount	Small Cap Equity Index Subaccount	Bond Subaccount	Money Market Subaccount	International Equity Index Subaccount	Stock and Bond Balanced Subaccount	Large Cap Equity Subaccount	Small/Mid Cap Equity Subaccount	International Equity Subaccount
Operations:
Net investment income (loss)	$2,899,775	$674,060	$707,143	$(63,429)	$2,995,772	$410,915	$228,149	$59,535	$95,212

Realized gain (loss)	12,049,940	3,895,878	146,981	—	972,275	947,830	2,402,435	81,012	(25,226)
Change in unrealized appreciation (depreciation), net	8,707,127	17,918,843	(405,772)	(5)	(3,458,072)	596,664	(281,887)	3,722,289	(1,246,021)

Net realized and unrealized gain (loss) on investments	20,757,067	21,814,721	(258,791)	(5)	(2,485,797)	1,544,494	2,120,548	3,803,301	(1,271,247)

Net increase (decrease) in policy owners’ equity and surplus from operations	23,656,842	22,488,781	448,352	(63,434)	509,975	1,955,409	2,348,697	3,862,836	(1,176,035)

Policy owners’ equity transactions:
Proceeds from units purchased	16,439,493	7,270,077	3,230,511	900,965	6,992,357	2,226,968	1,052,726	853,516	521,145
Transfers between subaccounts including fixed account, net	(3,955,830)	(1,241,845)	23,288	209,929	11,657	462,866	(342,376)	(139,586)	(44,950)
Payments for surrenders and other redemptions	(22,925,901)	(9,616,293)	(4,120,089)	(1,221,403)	(7,843,644)	(3,156,746)	(1,014,609)	(796,872)	(446,064)

Net increase (decrease) in policy owners’ equity derived from policy owners’ equity transactions	(10,442,238)	(3,588,061)	(866,290)	(110,509)	(839,630)	(466,912)	(304,259)	(82,942)	30,131

Total increase (decrease) in policy owners’ equity and surplus	13,214,604	18,900,720	(417,938)	(173,943)	(329,655)	1,488,497	2,044,438	3,779,894	(1,145,904)
Transfers (from) to contributed surplus	—	—	—	—	—	—	—	—	—
Policy owners’ equity and surplus:
Beginning of year	224,617,827	113,585,728	35,796,181	8,582,137	124,256,309	28,217,306	31,033,375	30,219,092	22,207,069

End of year	$237,832,431	$132,486,448	$35,378,243	$8,408,194	$123,926,654	$29,705,803	$33,077,813	$33,998,986	$21,061,165

The accompanying notes are an integral part of the financial statements.

F-5

State Farm Life Insurance Company

Variable Life Separate Account

Notes to Financial Statements

1.    General Information

Organization

The State Farm Life Insurance Company Variable Life Separate Account (the “Separate Account”) is a unit investment trust registered under the Investment Company Act of 1940 as amended, established by State Farm Life Insurance Company (the “Company”). The Separate Account was established by the Company on December 9, 1996. The Company sold a variable life insurance product, which has unique combinations of features and fees that are charged against the policy owners’ account balances. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Separate Account’s assets applicable to the variable life policies is not chargeable with liabilities arising out of any other business the Company may conduct.

The Company discontinued new sales of the variable life product during September, 2008; however, the Company continues to administer the existing book of variable life policies.

Sponsor Transactions

As an investor in the Separate Account, the Company shares in the investment performance of the funds held by the Separate Account in relation to the portion of its ownership of fund shares, which are subject to the same valuation procedures as the policy owners’ units. The market value of the Company’s investment in the Separate Account as surplus contributed was $168,595,668 at December 31, 2017.

2.    Significant Accounting Policies

Valuation of Investments

The assets of the Separate Account are invested in one or more of the funds (the “Fund(s)”) of the State Farm Variable Product Trust (the “Trust”) at each Fund’s net asset value, which is based on the daily closing market value prices of the underlying securities, in accordance with the selection made by the policy owners.

Fair Value

Fair value is defined as the price that the Separate Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is used to classify fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in three broad levels as follows:

Level 1—	Unadjusted quoted prices in active markets that are accessible to the Separate Account for identical assets or liabilities.

Level 2—	Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, quoted prices for similar instruments in active markets, interest rates, yield curves and credit spreads. For assets or liabilities with a specified (contractual) term, a Level 2 input must be observable for substantially the full term of the asset or liability.

Level 3—	Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available. These inputs, based on the best information available in the circumstances, would include reasonably available information about the assumptions that a market participant would use in valuing the asset or liability and might include the Separate Account’s own data.

F-6

State Farm Life Insurance Company

Variable Life Separate Account

Notes to Financial Statements, Continued

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure the fair value of an asset or liability might be categorized within different levels of the fair value hierarchy. In those cases, the fair value measurement is categorized in its entirety in the same level of the fair value hierarchy as the lowest level input that is significant to the entire measurement.

Assets measured at fair value on a recurring basis are summarized below:

		Fair Value Measurements at December 31, 2017
Description	Total	Level 1	Level 2	Level 3
Funds of the Trust	$754,005,720	$—	$754,005,720	$—

Total	$754,005,720	$—	$754,005,720	$—

Level 2 Measurements

Separate Account assets include private, affiliated mutual funds valued at net asset value daily using observable inputs. Valuation inputs of underlying assets include, but are not limited to, quoted exchange prices, quotations by independent pricing services, bid price quotations from brokers, multiple of earnings, multiple of book values, similar freely traded securities, and yield to maturity.

The Separate Account recognizes transfers between levels at the end of the reporting period. There were no transfers between levels for 2017.

Security Transactions and Investment Income

Securities transactions are recorded on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date. The cost of investments sold and the corresponding capital gains and losses are determined on a specific identification basis. Net investment income (loss) and net realized gains (losses) and unrealized appreciation (depreciation) on investments are allocated to the policies on each valuation date based on each policy’s pro rata share of the assets of the fund as of the beginning of the valuation date.

Accumulation Unit Valuation

On each day the New York Stock Exchange (NYSE) is open for trading, the accumulation unit value is determined as of the earlier of 3:00 PM Central time or the close of the NYSE by dividing the policy owners’ share of the value of each fund’s investments and other assets, less liabilities, by the number of policy owner accumulation units outstanding in the respective fund.

The Net Asset Value (NAV) for each Fund is determined as of the time of the close of regular session trading on the NYSE, on each day when the NYSE is open for business. Shares of the Funds will not be priced on days when the NYSE is closed.

Each Fund values its assets at their current market value when market quotations are readily available. Securities for which readily available market quotations are not available, or for those quotations deemed not to be representative of market values, are valued by a method that the Board of Trustees of the Fund believes

F-7

State Farm Life Insurance Company

Variable Life Separate Account

Notes to Financial Statements, Continued

will reflect a fair value. Fair value pricing typically is used when trading for a portfolio security is halted during the day and does not resume prior to the Fund’s NAV calculation or when a portfolio security has limited liquidity resulting in no market derived price. Securities also may be fair valued as a result of significant events that occur after the close of trading in markets within which the securities trade, but before the time at which the securities are valued for NAV calculation.

Federal Income Taxes

The operations of the Separate Account are included in the federal income tax return of the Company. Under existing federal income tax law, investment income and realized capital gains and losses of the Separate Account affect liabilities under the policies and are, therefore, not taxed. Thus, the Separate Account may realize net investment income and capital gains and losses without federal income tax consequences.

Transfers between subaccounts including the fixed account

Transfers between subaccounts including the fixed account (net) include transfers of all or part of the policy owners’ interest to or from another eligible subaccount from or to the fixed account option of the general account of the Company.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that could affect the amounts reported therein, as well as the disclosure of any contingent assets and liabilities. Actual results reported could differ from the estimates reported in the accompanying financial statements.

3.    Expenses and Related Party Transactions

A mortality and expense risk charge, which includes a death benefit guarantee risk charge, is deducted by the Company from the Separate Account on a daily basis, which is equal, on an annual basis, to 0.8% of the daily net asset value of the policy owners’ portion of assets in the Separate Account. The charge may be adjusted after policy issue, but is guaranteed not to exceed 0.9% of net assets. The death benefit guarantee covers the risk that the policy would remain in force if the required minimum premiums were satisfied, even if the policy cash surrender value were to drop below zero. This could result from a decline in the value of the subaccounts due to market performance. The disbursements for mortality and expense risk charges amounted to $4,381,954 and $3,910,076 during 2017 and 2016, respectively.

During the years ended December 31, 2017 and 2016, investment advisory and management service fees were paid indirectly to State Farm Investment Management Corp. (SFIMC). Each Fund pays SFIMC an annual fee (computed on a daily basis and paid monthly) at the following annual rates:

Large Cap Equity Fund	0.60% of average daily net assets
Small/Mid Cap Equity Fund	0.51% of average daily net assets
International Equity Fund	0.80% of average daily net assets
Large Cap Equity Index Fund	0.11% of average daily net assets
Small Cap Equity Index Fund	0.13% of average daily net assets
International Equity Index Fund	0.15% of average daily net assets
Stock & Bond Balanced Fund	None
Bond Fund	0.50% of average daily net assets
Money Market Fund	0.10% of average daily net assets

F-8

State Farm Life Insurance Company

Variable Life Separate Account

Notes to Financial Statements, Continued

At the beginning of each policy month, the Company makes a deduction from the cash value of the policy, which consists of the cost of insurance for the policy, any additional benefits provided by the rider, and a monthly expense charge for the policy month. A monthly expense charge of $6 is deducted from policies issued prior to July 1, 2004 and an $8 monthly expense charge is deducted from policies issued from July 1, 2004. This monthly expense charge is subject to a maximum of $8. These deductions reimburse the Company for administrative expenses relating to the issuance and maintenance of the policy. The total amount of monthly deductions was $26,987,921 and $27,361,925 during 2017 and 2016, respectively. These deductions are included in the line item labeled “Payments for surrenders and other redemptions” in the Statements of Changes in Policy Owners’ Equity and Surplus.

A surrender charge may be deducted in the event of a surrender to reimburse the Company for expenses incurred in connection with issuing the policy. The full surrender charge will be increased monthly during the first two policy years, stay constant during the third through sixth year and is reduced each year after the sixth year until it reaches zero in the tenth policy year. The surrender charges were $94,196 and $159,046 during 2017 and 2016 respectively. These charges are included in the line item labeled “Payments for surrenders and other redemptions” in the Statements of Changes in Policy Owners’ Equity and Surplus.

A withdrawal fee is assessed upon the partial withdrawal of funds which is equal to the lesser of $25 or 2% of the amount withdrawn. Withdrawal fees amounted to $26,949 and $23,979 during 2017 and 2016 respectively. These fees are included in the line item labeled “Payments for surrenders and other redemptions” in the Statements of Changes in Policy Owners’ Equity and Surplus.

The Company reserves the right to deduct a $25 transfer processing fee for each subaccount transfer in excess of 12 during a policy year. In addition, the Company deducts and retains a 5% charge from each premium before allocating the resulting premium to the unit value in the Separate Account.

4.    Changes in Units Outstanding

The changes in units outstanding for the years ended December 31, 2017 and 2016 are as follows:

	December 31, 2017			December 31, 2016
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Large Cap Equity Index	705,973	1,125,375	(419,402)	901,741	1,333,009	(431,268)
Small Cap Equity Index	288,269	461,615	(173,346)	385,278	511,281	(126,003)
Bond	267,612	237,547	30,065	259,246	303,514	(44,268)
Money Market	123,738	115,743	7,995	134,778	143,714	(8,936)
International Equity Index	479,511	601,078	(121,567)	631,655	683,564	(51,909)
Stock and Bond Balanced	116,123	161,684	(45,561)	162,968	183,789	(20,821)
Large Cap Equity	74,468	101,194	(26,726)	95,986	114,971	(18,985)
Small/Mid Cap Equity	61,583	81,983	(20,400)	77,787	81,930	(4,143)
International Equity	53,582	54,237	(655)	59,709	56,936	2,773

F-9

State Farm Life Insurance Company

Variable Life Separate Account

Notes to Financial Statements, Continued

5.    Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2016 by each subaccount are shown below:

	December 31, 2017
	Purchases	Sales
Large Cap Equity Index	$14,985,195	$17,327,464
Small Cap Equity Index	11,286,383	8,124,194
Bond	2,665,552	1,415,967
Money Market	659,054	574,142
International Equity Index	8,005,290	5,160,007
Stock and Bond Balanced	2,687,520	2,316,710
Large Cap Equity	3,327,263	1,029,098
Small/Mid Cap Equity	3,859,003	894,667
International Equity	522,986	438,053

Total	$47,998,246	$37,280,302

6.    Unit Values and Financial Highlights

A summary of unit values and units outstanding for each subaccount of the Separate Account, net investment income ratios and the expense ratios, excluding expenses of the underlying funds, for each of the five years in the period ended December 31, 2017 are shown below.

	December 31, 2017				For the Year Ended December 31, 2017
Subaccount	Units	Net Assets	Unit Fair Value		Investment Income Ratio*	Expense Ratio**	Total Return***
			Beginning	Ending
Large Cap Equity Index	8,755,786	$273,920,700	$25.91	$31.28	1.84%	0.8%	20.73%
Small Cap Equity Index	3,322,894	$144,483,730	$31.49	$35.79	1.08%	0.8%	13.66%
Bond	1,841,304	$36,473,878	$19.54	$19.81	2.53%	0.8%	1.38%
Money Market	690,412	$8,493,082	$12.32	$12.30	0.64%	0.8%	(0.16)%
International Equity Index	4,317,558	$152,221,371	$16.42	$20.43	2.94%	0.8%	24.42%
Stock and Bond Balanced	1,193,958	$32,358,529	$23.97	$27.09	2.19%	0.8%	13.02%
Large Cap Equity	617,390	$40,304,390	$16.33	$20.06	0.90%	0.8%	22.84%
Small/Mid Cap Equity	469,010	$37,510,525	$18.25	$20.25	0.59%	0.8%	10.96%
International Equity	315,887	$28,239,515	$12.27	$16.36	0.52%	0.8%	33.33%

	At December 31, 2016				For the Year Ended December 31, 2016
Subaccount	Units	Net Assets	Unit Fair Value		Investment Income Ratio*	Expense Ratio**	Total Return***
			Beginning	Ending
Large Cap Equity Index	9,175,188	$237,832,431	$23.38	$25.91	2.04%	0.8%	10.82%
Small Cap Equity Index	3,496,240	$132,486,448	$26.24	$31.49	1.18%	0.8%	20.01%
Bond	1,811,239	$35,378,243	$19.30	$19.54	2.79%	0.8%	1.24%
Money Market	682,417	$8,408,194	$12.41	$12.32	0.05%	0.8%	(0.73)%
International Equity Index	4,439,125	$123,926,654	$16.41	$16.42	2.87%	0.8%	0.06%
Stock and Bond Balanced	1,239,519	$29,705,803	$22.39	$23.97	2.21%	0.8%	7.06%
Large Cap Equity	644,116	$33,077,813	$15.26	$16.33	0.96%	0.8%	7.01%
Small/Mid Cap Equity	489,410	$33,998,986	$16.28	$18.25	0.39%	0.8%	12.10%
International Equity	316,542	$21,061,165	$13.04	$12.27	0.59%	0.8%	(5.90)%

F-10

State Farm Life Insurance Company

Variable Life Separate Account

Notes to Financial Statements, Continued

	At December 31, 2015				For the Year Ended December 31, 2015
Subaccount	Units	Net Assets	Unit Fair Value		Investment Income Ratio*	Expense Ratio**	Total Return***
			Beginning	Ending
Large Cap Equity Index	9,606,456	$224,617,827	$23.30	$23.38	1.73%	0.8%	0.34%
Small Cap Equity Index	3,622,243	$113,585,728	$27.81	$26.24	0.89%	0.8%	(5.65)%
Bond	1,855,507	$35,796,181	$19.26	$19.30	2.78%	0.8%	0.21%
Money Market	691,353	$8,582,137	$12.51	$12.41	0.00%	0.8%	(0.80)%
International Equity Index	4,491,034	$124,256,309	$16.73	$16.41	2.34%	0.8%	(1.91)%
Stock and Bond Balanced	1,260,340	$28,217,306	$22.32	$22.39	2.27%	0.8%	0.31%
Large Cap Equity	663,101	$31,033,375	$15.18	$15.26	1.04%	0.8%	0.53%
Small/Mid Cap Equity	493,553	$30,219,092	$17.09	$16.28	0.66%	0.8%	(4.74)%
International Equity	313,769	$22,207,069	$13.17	$13.04	0.78%	0.8%	(0.99)%

	At December 31, 2014				For the Year Ended December 31, 2014
Subaccount	Units	Net Assets	Unit Fair Value		Investment Income Ratio*	Expense Ratio**	Total Return***
			Beginning	Ending
Large Cap Equity Index	9,999,344	$233,067,229	$20.72	$23.30	1.61%	0.8%	12.45%
Small Cap Equity Index	3,740,810	$123,476,820	$26.86	$27.81	0.74%	0.8%	3.54%
Bond	1,867,522	$35,976,927	$18.75	$19.26	3.00%	0.8%	2.72%
Money Market	688,232	$8,612,035	$12.61	$12.51	0.00%	0.8%	(0.79)%
International Equity Index	4,505,277	$126,576,939	$17.92	$16.73	3.17%	0.8%	(6.64)%
Stock and Bond Balanced	1,293,070	$28,858,411	$20.56	$22.32	2.12%	0.8%	8.56%
Large Cap Equity	659,785	$30,680,147	$13.22	$15.18	1.35%	0.8%	14.83%
Small/Mid Cap Equity	498,944	$31,650,711	$16.42	$17.09	0.21%	0.8%	4.08%
International Equity	307,691	$22,191,810	$14.12	$13.17	1.14%	0.8%	(6.73)%

	At December 31, 2013				For the Year Ended December 31, 2013
Subaccount	Units	Net Assets	Unit Fair Value		Investment Income Ratio*	Expense Ratio**	Total Return***
			Beginning	Ending
Large Cap Equity Index	10,404,880	$215,615,353	$15.82	$20.72	1.79%	0.8%	30.97%
Small Cap Equity Index	3,893,293	$123,124,475	$19.58	$26.86	0.87%	0.8%	37.18%
Bond	1,881,930	$35,272,776	$19.30	$18.75	3.05%	0.8%	(2.85)%
Money Market	693,161	$8,743,362	$12.72	$12.61	0.00%	0.8%	(0.86)%
International Equity Index	4,557,773	$136,013,558	$14.93	$17.92	2.55%	0.8%	20.03%
Stock and Bond Balanced	1,323,037	$27,196,870	$17.57	$20.56	2.14%	0.8%	17.02%
Large Cap Equity	647,313	$26,402,741	$10.00	$13.22	0.98%	0.8%	32.20%
Small/Mid Cap Equity	499,200	$30,225,123	$12.27	$16.42	0.93%	0.8%	33.82%
International Equity	300,663	$23,532,370	$12.06	$14.12	1.64%	0.8%	17.08%

*	The Investment Income Ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, divided by the average net assets. This ratio excludes those expenses, such as mortality and expense charges, that are assessed against policy owner accounts either through reductions in the unit value or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.
**	This ratio represents the annualized contract expenses of the separate account, resulting in a direct reduction of unit values, consisting primarily of mortality and expense charges. Charges that require redemption of policy owner units are excluded. There is no fluctuation in the annualized mortality and expense charge. This ratio does not include the expenses incurred by the underlying funds of the Trust. Refer to Note 3.
***	The total return is calculated using the beginning and ending unit value, which reflects the changes in the underlying fund values and reductions related to the Expense Ratio, for the period indicated.

F-11

PART C

OTHER INFORMATION

Item 26. Exhibits

1.	Board of Directors Resolutions of State Farm Life Insurance Company establishing State Farm Life Insurance Company Variable Life Separate Account. (1)

2.	Custodian Agreements. Not applicable.

3.	Underwriting Contracts.

(a)	Distribution Agreement (8)

(b)	Registered Representative Agreement (4)

4.	Contracts.

(a)	Specimen - Variable Universal Life Insurance Policy (1)

(b)	Policy Riders and Endorsements (1)

(c)	Interest Charge for the Loan Account Endorsement (6)

5.	Applications.

(a)	Application form (7)

(b)	Reinstatement Application (4)

6.	Depositor’s Certificate of Incorporation and By-Laws.

(a)	Articles of Incorporation of State Farm Life Insurance Company (2)

(b)	By-laws of State Farm Life Insurance Company

7.	Reinsurance Contracts. (5)

8.	Participation Agreements. (7)

9.	Administrative Contracts. Not applicable.

10.	Other Material Contracts.

(a)	Powers of Attorney

(b)	Rule 22c-2 Agreement (9)

11.	Legal Opinion and Consent as to the legality of the securities being registered. (3)

12.	Actuarial Opinion. Not applicable.

13.	Calculations. Not applicable.

14.	Other Opinions.

Consent of PricewaterhouseCoopers LLP

15.	Omitted Financial Statements. No financial statements are omitted from Item 24.

16.	Initial Capital Agreements. Not applicable.

17.	Redeemability Exemption. Description of State Farm Life Company’s Issuance, Transfer and Redemption Procedures for Policies. (8)

1.	Incorporated herein by reference to the initial registration statement on Form S-6 (File No. 333-19521), filed on behalf of State Farm Life Insurance Company Variable Life Separate Account on January 10, 1997.
2.	Incorporated herein by reference to Pre-Effective Amendment No. 1 to a Registration Statement on Form N-4 (File No. 333-19189), filed on behalf of State Farm Life Insurance Company Variable Annuity Separate Account with the Securities and Exchange Commission on October 10, 1997.
3.	Incorporated herein by reference to Pre-Effective Amendment No. 1 to the registrant’s registration statement on Form S-6 (File No. 333-19521), filed with the Securities and Exchange Commission on January 30, 1998.
4.	Incorporated herein by reference to the Post-Effective Amendment No. 5 to the registrant’s registration statement on Form S-6 (File No. 333-19521), filed with the Securities and Exchange Commission on April 28, 2000.
5.	Incorporated herein by reference to Post-Effective Amendment No. 11 to the registrant’s registration statement on Form N-6 (File No. 333-19521), filed with the Securities and Exchange Commission on April 25, 2003.
6.	Incorporated herein by reference to Post-Effective Amendment No. 12 to the registrant’s registration statement on Form N-6 (File No. 333-19521), filed with the Securities and Exchange Commission on April 28, 2004.
7.	Incorporated herein by reference to Post-Effective Amendment No. 15 to the registrant’s registration statement on Form N-6 (File No. 333-19521), filed with the Securities and Exchange Commission on July 22, 2005.
8.	Incorporated herein by reference to Post-Effective Amendment No. 17 to the registrant’s registration statement on Form N-6 (File No. 333-19521), filed with the Securities and Exchange Commission on April 25, 2007.
9.	Incorporated herein by reference to Post-Effective Amendment No. 19 to the registrant’s registration statement on Form N-6 (File No. 333-19521), filed with the Securities and Exchange Commission on April 28, 2008.

Item 27. Directors and Officers of the Depositor

The following table contains information concerning each director and officer of State Farm Life Insurance Company as of April 3, 2018:

Name and Principal Business Address*	Position and Offices with State Farm Life Insurance Company
Michael L. Tipsord	Director; Chairman of the Board, President and Chief Executive Officer

Randall H. Harbert	Director; Senior Vice President and Chief Agency, Sales and Marketing Officer

Paul J. Smith	Director

Joseph R. Monk, Jr.	Director; Senior Vice President and Chief Administrative Officer

Jon C. Farney	Director; Senior Vice President and Treasurer

Christy Moberly	Director; Senior Vice President

Stephen McManus	Senior Vice President and General Counsel

Lynne M. Yowell	Vice President - Corporate Governance, Secretary and Counsel

Lisa Stewart	Vice President - Life

Andrew P. Wieduwilt	Vice President Operations - Life

Mark Schwamberger	Vice President and Controller

Paul Eckley	Senior Vice President - Investments

Joseph P. Young	Senior Vice President - Investments

*	The principal business address is One State Farm Plaza, Bloomington, Illinois 61710-0001.

Item 28. Persons Controlled by or Under Common Control With the Depositor or Registrant

The Registrant is a separate account of the Depositor, State Farm Life Insurance Company. The following list indicates those entities controlled by or under common control with the Depositor as of March 31, 2018. The Registrant has no subsidiaries. No subsidiaries of the Depositor listed below are required to file financial statements with the Securities and Exchange Commission. The Depositor is a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company (“SFMAIC”). Unless otherwise indicated, each entity which is indented under another entity is a wholly-owned subsidiary of that other entity, and an indirect subsidiary of SFMAIC.

Entity Name	Domicile	Ownership % or other Control	Principal Business
State Farm Mutual Automobile Insurance Company	IL	—	Insurance
State Farm Indemnity Company	IL	100.00%	Insurance
State Farm Guaranty Insurance Company	IL	100.00%	Insurance
State Farm County Mutual Insurance Company of Texas	TX	Management	Insurance
State Farm General Insurance Company	IL	100.00%	Insurance
State Farm Lloyds, Inc.	TX	100.00%	Attorney-in-Fact
State Farm Lloyds	TX	Attorney-in-Fact	Insurance
State Farm Florida Insurance Company	FL	100.00%	Insurance
Dover Bay Specialty Insurance Company	IL	100.00%	Insurance
HiRoad Assurance Company	IL	100.00%	Insurance
State Farm Life and Accident Assurance Company	IL	100.00%	Insurance
State Farm Investment Management Corp.	DE	100.00%	Investment adviser
State Farm VP Management Corp.	DE	100.00%	Broker-dealer
Top Layer Reinsurance, Ltd.	Bermuda	50.00%	Insurance
State Farm Liquidity Pool LLC	DE	100.00%	Investment pool
State Farm Companies Foundation	IL	100.00%	Charitable foundation
Insurance Placement Services, Inc.	IL	100.00%	General insurance agent

State Farm International Services, Inc.	AZ	100.00%	Mortgage broker or lender
State Farm International Holding Company	DE	100.00%	Insurance
State Farm Bank, FSB	IL	100.00%	Banking
Plaza One Realty Co.	IL	100.00%	Real Estate foreclosures
State Farm Fire and Casualty Company	IL	100.00%	Insurance
SF Companies’ Canadian Agent Termination Benefit Security Trust	Canada	Revocable Trust	Trust
State Farm Life Insurance Company	IL	100.00%	Insurance
State Farm Health Insurance Company	IL	100.00%	Insurance
SFIL, LLC	DE	100.00%	Holding Company
SF Companies’ Canadian Agent Termination Benefit Security Trust	Canada	Revocable Trust	Trust
Sepulveda-Bronwood, LP	CA	99.00%	Real Estate
Austin Bandera House, LLC	DE	99.99%	Real Estate
Westwood-Sepulveda, LLC	DE	100.00%	Real Estate
State Farm Realty Mortgage, LLC	DE	100.00%	Mortgage Loans
Chicago Ashland Webster, LLC	DE	99.99%	Real Estate
SF Capitol Hill, LLC	DE	99.99%	Real Estate
Seattle Madison, LLC	DE	100.00%	Real Estate
Texas Plano Office, LLC	DE	99.99%	Real Estate
Houston Briarpark, LLC	DE	99.99%	Real Estate
Denver Speer, LLC	DE	99.99%	Real Estate
2785 Speer Boulevard Holdings, LLC	DE	100.00%	Real Estate
Speer & Alcott, LLC	CO	100.00%	Real Estate
Chicago Midtown Square, LLC	DE	99.99%	Real Estate
Midtown Square Associates, LLC	DE	100.00%	Real Estate
Houston Rice Village, LLC	DE	99.99%	Real Estate
Southampton Apartments, LP	DE	93.00%	Real Estate
Tempe Mill Avenue, LLC	DE	99.99%	Real Estate
Mill Avenue Apartments, LP	DE	95.00%	Real Estate
Dallas Ridge Industrial I, LLC	DE	99.99%	Real Estate
Dallas Ridge Industrial II, LLC	DE	99.99%	Real Estate
LA West Hollywood, LLC	DE	99.99%	Real Estate

LMC Hollywood Highland Holdings, LLC	DE	88.28%	Real Estate
Minneapolis North Loop, LLC	DE	99.99%	Real Estate
Inland Empire Industrial I, LLC	DE	99.99%	Real Estate
Ontario Innovation Center I, LLC	DE	100.00%	Real Estate
Inland Empire Industrial II, LLC	DE	99.99%	Real Estate
Ontario Innovation Center II, LLC	DE	100.00%	Real Estate
Boston Cambridge Park, LLC	DE	99.99%	Real Estate
130 CPD Apartments, LP	DE	93.00%	Real Estate
Denver Cherry Creek, LLC	DE	99.99%	Real Estate
Cook Street Apartments, LLC	DE	95.00%	Real Estate
Atlanta Sandy Springs, LLC	DE	99.99%	Real Estate
Sandy Springs Residential, LLC	DE	95.00%	Real Estate
Atlanta Fourth Ward, LLC	DE	99.99%	Real Estate
Crescent O4W, LLC	DE	92.00%	Real Estate
Chicago Franklin Park, LLC	DE	99.90%	Real Estate
Ridge Franklin Park Partners I, LLC	DE	95.00%	Real Estate
Chicago Arlington Heights, LLC	DE	99.90%	Real Estate
BCS Office Investments One, LP	TX	42.00%	Real Estate
BCS Office Investments Two, LP	TX	54.61%	Real Estate
Austin Jack, LLC	DE	99.00%	Real Estate
Centennial Jack II, LLC	DE	99.00%	Real Estate
Centennial Lakes II, LLC	DE	89.10%	Real Estate
Centennial Mac Jack, LLC	DE	99.00%	Real Estate
Centennial Lakes Grill, LLC	DE	89.10%	Real Estate
Centennial Jack IV, LLC	DE	99.00%	Real Estate
Centennial Lakes IV, LLC	DE	89.10%	Real Estate
Centennial Jack V, LLC	DE	99.00%	Real Estate
Centennial Lakes V, LLC	DE	89.10%	Real Estate
Centennial Park III, LLC	DE	99.00%	Real Estate
Centennial Lakes III, LLC	DE	69.30%	Real Estate
DRT, LP	CA	50.00%	Real Estate

Idaho - Brockton, LP	CA	99.00%	Real Estate
City Lights on Fig, LP	CA	99.00%	Real Estate
Idaho Pacific, LLC	DE	100.00%	Real Estate
SFCL, LLC	DE	100.00%	Real Estate
MountainBrook, LLC	DE	100.00%	Premium Tax Credits
Hoover Ross Bridge, LLC	DE	100.00%	Premium Tax Credits
Alabama WMT, LLC	DE	100.00%	Premium Tax Credits
New Jersey Kimball, LLC	DE	99.99%	Real Estate
SF Risk Management Group, LLC	DE	100.00%	Insurance
SRL Portfolio, LLC	DE	100.00%	Mortgage Loans
4eightyfive, LLC	DE	100.00%	Innovation
BlueOwl, LLC	DE	100.00%	Technology
RS Realty, LLC	IL	100.00%	Employee relocation referrals
Atlanta Office Investment, LLC	DE	99.99%	Real Estate
Tempe Office Investment, LLC	DE	100.00%	Real Estate
SFSR Marina Heights, LLC	DE	98.00%	Real Estate
Atlanta Office Ph I, LLC	DE	100.00%	Real Estate
Atlanta Office Investment Phase I, LLC	DE	85.38%	Real Estate
Dallas Hub One SFGP, LLC	DE	100.00%	Real Estate
BCS Office Investments One, LP	TX	Management	Real Estate
Dallas Hub One SFLP, LLC	DE	100.00%	Real Estate
BCS Office Investments One, LP	TX	58.00%	Real Estate
Dallas Hub Two SFGP, LLC	DE	100.00%	Real Estate
BCS Office Investments Two, LP	TX	Management	Real Estate
Dallas Hub Two SFLP, LLC	DE	100.00%	Real Estate
BCS Office Investments Two, LP	TX	45.39%	Real Estate
Atlanta Hub One SFMM, LLC	DE	100.00%	Real Estate
EMVLP, LLC	DE	100.00%	Vehicle Loans

Twenty-One Eighty-Five, LLC	DE	100.00%	Bankruptcy remote entity
Eighty-Eight Fourteen, LLC	DE	100.00%	Bankruptcy remote entity
Dallas DC A, LLC	DE	99.99%	Real Estate
Dallas DC B, LLC	DE	99.98%	Real Estate
Kansas City Data Center D, LLC	DE	99.97%	Real Estate
Oglesby Reinsurance Company	IL	100.00%	Insurance
State Farm Realty Investment Company	AZ	100.00%	Real Estate
SFSV Hill Airport Commerce II, LLC	DE	75.00%	Real Estate
Centennial Lakes I, LLC	DE	90.00%	Real Estate
Glencoe MDR, LLC	DE	100.00%	Real Estate
Foreign Securities Trust No. 1	IL	Revocable Trust	Trust
State Farm Emerging Market Equity Trust	IL	Revocable Trust	Trust
SF Companies’ Canadian Agent Termination Benefit Security Trust	Canada	Revocable Trust	Trust

Item 29. Indemnification

State Farm Life Insurance Company (“State Farm”) is a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company (“SFMAIC”). The by-laws of SFMAIC provide for indemnification by SFMAIC of any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative (other than action by or in the right of SFMAIC) by reason of the fact that such person is or was a director or officer of SFMAIC, or was serving at the request of SFMAIC as a director or officer of another corporation, partnership, joint venture, trust, or other enterprise, against expenses, judgments, fines, and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit, or proceeding, if such person acted in good faith and in a manner he or she reasonably believe to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (“Act”) may be permitted to directors, officers or controlling persons of State Farm pursuant to the foregoing provisions, State Farm has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter

(a) Other Activity. State Farm VP Management Corp. is the registrant’s principal underwriter. State Farm VP Management Corp. also serves as principal underwriter to (i) State Farm Life Insurance Company Variable Annuity Separate Account, (ii) State Farm Life and Accident Assurance Company Variable Annuity Separate Account, (iii) State Farm Life and Accident Assurance Company Variable Life Separate Account, (iv) State Farm Associates’ Funds Trust, (v) State Farm Variable Product Trust, and (vi) State Farm Mutual Fund Trust.

(b) Management. The following information is furnished with respect to the officers and directors of State Farm VP Management Corp. as of February 10, 2018:

Name and Principal Business Address*	Positions and Offices with State Farm VP Management Corp.
Michael L. Tipsord	Director; President
Randall H. Harbert	Director; Senior Vice President
Joseph R. Monk, Jr.	Director; Senior Vice President
Paul J. Smith	Director; Senior Vice President
Lisa Stewart	Director; Vice President
Terrence Ludwig	Chief Compliance Officer, Treasurer and Anti-Money Laundering and Office of Foreign Assets Control Compliance Officer
Mark Mikel	Vice President - Financial and Secretary
David Moore	Assistant Secretary and Counsel
Scott Hintz	Assistant Secretary

*	The principal business address of each person is One State Farm Plaza, Bloomington, Illinois 61710-0001.

(c) Compensation From the Registrant. The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Compensation
State Farm VP Management Corp.	N/A	N/A	N/A	N/A

Item 31. Location of Accounts and Records

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained by State Farm Life Insurance Company at One State Farm Plaza, Bloomington, Illinois 61710-0001.

Item 32. Management Services

All management contracts are discussed in Part A or Part B.

Item 33. Fee Representation

State Farm Life Insurance Company hereby represents that the fees and charges deducted under each Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by State Farm Life Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, State Farm Life Insurance Company Variable Life Separate Account, certifies that it meets all of the requirements for the effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Bloomington and the State of Illinois, on April 27, 2018.

State Farm Life Insurance Company
Variable Life Separate Account
(Registrant)
(SEAL)

	By:	/s/ Michael L. Tipsord
Michael L. Tipsord
President and Chief Executive Officer
State Farm Life Insurance Company

	By:	State Farm Life Insurance Company
(Depositor)

	By:	/s/ Michael L. Tipsord
Michael L. Tipsord
President and Chief Executive Officer
State Farm Life Insurance Company

Pursuant to the requirements of the Securities Act of 1933, this amended registration statement has been signed below by the following persons in the capacities indicated on April 27, 2018.

Signatures	Title

/s/ Michael L. Tipsord	Director, Chairman of the Board, President, and Chief Executive Officer
Michael L. Tipsord

*	Vice President and Controller (Principal Accounting Officer)
Mark Schwamberger

*	Senior Vice President and Treasurer (Principal Financial Officer)
Jon C. Farney

*	Director
Paul J. Smith

*	Director, Senior Vice President
Christy Moberly

*	Director, Senior Vice President and Chief Administrative Officer
Joseph R. Monk, Jr.

*	Director, Senior Vice President and Chief Agency, Sales and Marketing Officer
Randall H. Harbert

* By:	/s/ Stephen L. Horton
Stephen L. Horton
Pursuant to Power of Attorney

EXHIBIT INDEX

Exhibit 6(b)	By-laws of State Farm Life Insurance Company

Exhibit 10(a)	Powers of Attorney

Exhibit (14)	Consent of PricewaterhouseCoopers LLP